UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805
Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

(This Form N-CSR relates solely to the Registrant's: PGIM Jennison Focused Growth Fund, PGIM QMA Global Tactical Allocation Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102
Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Registrant's telephone number, including area code:	800-225-1852
Date of fiscal year end:	2/29/2020
Date of reporting period:	2/29/2020

Item 1 – Reports to Stockholders

PGIM JENNISON FOCUSED GROWTH FUND

ANNUAL REPORT

FEBRUARY 29, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Focused Growth Fund informative and useful. The report covers performance for the 12-month period that ended February 29, 2020.

The US economy remained healthy throughout the period, with rising corporate profits and strong job growth. The Federal Reserve reduced interest rates three times in an effort to extend the longest domestic economic expansion on record as growth in many regions outside the US weakened. China in particular showed signs of slowing amid trade tensions with the US. China was also the first country hit hard by the coronavirus outbreak late in the period, which left economists worried that global growth may decline in the near term. In early March 2020, the Fed cut rates again to help maintain growth.

Stocks climbed around the globe for most of the period, fueled by the strong US economy and corporate profits, as well as the Fed’s rate reductions. In late February, however, stocks fell on fears that the coronavirus would disrupt supply chains and reduce overall demand for goods and services. While large-cap US stocks posted a gain for the period overall, the significant volatility late in the period contributed to a decline for small-cap US stocks, as well as for equities in developed foreign and emerging markets.

Bonds rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low by the end of the period. Returns were strong worldwide, with gains in the overall US and global bond markets and also in emerging market debt.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Focused Growth Fund

April 15, 2020

PGIM Jennison Focused Growth Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/29/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	6.28	11.74	13.75	—
(without sales charges)	12.47	13.01	14.40	—
Class B
(with sales charges)	6.55	12.02	13.53	—
(without sales charges)	11.55	12.14	13.53	—
Class C
(with sales charges)	10.73	12.20	13.55	—
(without sales charges)	11.73	12.20	13.55	—
Class Z
(without sales charges)	12.87	13.34	14.70	—
Class R6
(without sales charges)	13.01	13.37	N/A	14.46 (5/3/12)
Russell 1000® Growth Index
	15.11	—	—	—
S&P 500 Index
	8.21	—	—	—

Average Annual Total Returns as of 2/29/20 Since Inception (%)
				Class R6 (5/3/12)
Russell 1000 Growth Index				14.38
S&P 500 Index				12.34

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2010) and the account values at the end of the current fiscal year (February 29, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Jennison Focused Growth Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through reinvestment of dividends and/or capital gains. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. See the supplement included with this shareholder report for details.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 2/29/20

Ten Largest Holdings	Line of Business	% of Net Assets
Amazon.com, Inc.	Internet & Direct Marketing Retail	7.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	7.1%
Mastercard, Inc. (Class A Stock)	IT Services	6.9%
Alibaba Group Holding Ltd. (China), ADR	Internet & Direct Marketing Retail	5.0%
Microsoft Corp.	Software	5.0%
Netflix, Inc.	Entertainment	4.7%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	4.1%
salesforce.com, Inc.	Software	3.7%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	3.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	3.5%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Focused Growth Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Focused Growth Fund’s Class Z shares returned 12.87% in the 12-month reporting period that ended February 29, 2020, underperforming the 15.11% return of the Russell 1000 Growth Index (the Index).

What was the market environment?

•

US equity markets were highly volatile in the reporting period, unsettled by US-China trade discord; softening economic growth in the US, Europe, and China; geopolitical uncertainty; and the global spread of the coronavirus. Companies across sectors cited trade tensions as the source of heightened caution in planning and investing.

•

The US political landscape was likewise unsettled, as investigations of interference in the 2016 presidential election unfolded, impeachment hearings against President Trump proceeded, and the 2020 election cycle ramped up.

•

US economic activity showed signs of tempering, with job growth and business activity moderating. Modest wage gains and positive consumption indicated a still-healthy consumer. Markets responded favorably as the Federal Reserve pivoted on monetary policy, lowering the federal funds rate three times to a range of 1.50% – 1.75% by the end of the period.

•	The drop in equity and credit markets as the period closed reflected the accelerating spread of the coronavirus globally, which significantly pressured virtually all risk asset markets.

What worked?

•	Several information technology holdings were strong contributors to Fund performance:

•

Shopify, Inc.’s cloud-based, easy-to-use infrastructure tools position it well for the ongoing secular shift to digital commerce and the accelerating demand for omni-channel e-commerce in the retail industry. The company continues to add merchants—both small and large—at a robust pace.

•

Payments companies continue to benefit from the long-term shift from cash to electronic transactions. Mastercard, Inc. has a strong market position with high barriers to entry, pricing power, and solid operating leverage potential. PayPal Holdings, Inc. offers innovative, low-cost, high-security, easy-to-use digital payment options, especially for mobile and online transactions.

•	In health care:

•

Dexcom, Inc. makes continuous glucose monitoring (CGM) systems that eliminate the need for people with diabetes to test their blood glucose levels through finger sticks. With the launch of the G6 CGM last year, DexCom is a clear technological

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leader in the industry, in Jennison’s view. As US CGM penetration is in its nascent stages, the market has significant room to grow. Opportunities are likewise attractive outside the US, where penetration rates are even lower.

•

Edwards Lifesciences Corp. is the leader in the global transcatheter valve market. Its strength reflects continued innovation, expanding indications, and a growing portfolio of technologies to treat a variety of heart valve diseases. The company also has a deep pipeline of mitral valve repair and replacement technologies that represent an additional multi-billion-dollar market opportunity.

•	In consumer discretionary:

•

Lululemon Athletica, Inc.’s new products, integrated marketing, and online sales momentum—combined with a high-end customer base and athleisure fashion trends—are driving strong customer traffic, sales conversion, and comparable store sales.

•

Online marketplace Mercado Libre, Inc. is benefitting from strong execution and enhanced marketplace initiatives, including integrated shipping and payment systems, as well as exposure to Latin America’s expanding internet penetration rates and low e-commerce share of the retail market.

What didn’t work?

•

Two of the biggest detractors from the Fund’s performance relative to the Index were underweight positions in Microsoft Corp. and Apple, Inc., the Index’s two heaviest-weighted constituents and among its best performers. Jennison had strongly positive views on both of these companies, but they have an outsized combined weight in the Index of almost 15% at the end of the reporting period.

•	Also in information technology:

•

Twilio, Inc.’s cloud communications platform enables software developers to build, scale, and operate communications functions such as phone calls, text messages, video, and email within their mobile applications through Twilio’s web-service application programming interfaces. The company’s base revenue was lower than expected due to billing errors that resulted in the issuance of one-time credits to a handful of customers.

•

Workday, Inc. makes cloud-based enterprise applications that help businesses manage their financial and human resource operations. Jennison believes Workday’s distinct object-oriented data model and in-memory processing allow faster queries, powerful analytics, and a high degree of configurability. The stock’s decline despite strong earnings and revenue may have reflected valuation concerns. The Fund eliminated its position in Workday in October 2019.

PGIM Jennison Focused Growth Fund	9

Strategy and Performance Overview (continued)

•	In industrials:

•

Boeing Co. was hurt by the grounding and production suspension of the 737 Max jet. The recertification process is taking longer than anticipated; but once the issues are resolved, Jennison believes Boeing’s strong brand, market position, long-term order backlog, and balance sheet will likely come to the fore.

•

Ride-sharing company Uber Technologies, Inc. declined on concerns that the company’s path to profitability could be longer than anticipated. The stock rebounded late in the period on solid financial results, as well as management guidance that EBITDA (earnings before interest, tax, depreciation, and amortization) profitability would come in the fourth quarter of 2020, sooner than expected.

•

In consumer discretionary, Tesla, Inc. has a unique product cycle over the next few years as it leverages its electric vehicle powertrain and autonomous driving in more segments within the automotive industry, potentially driving strong growth. The stock declined due to ongoing controversy surrounding CEO Elon Musk and concerns about vehicle production volumes and sustained demand for the Model 3. Like Uber, the stock rebounded in the latter part of the period on strong earnings, revenue, and free cash flow and also on indications of increased capacity and strong execution.

Current outlook

•

The increasingly rapid spread of the coronavirus has pressured virtually all risk asset markets. There are indications of a continued slowdown in infections in China, but new cases elsewhere have accelerated, increasing the risk of a global outbreak. Concerns about supply chain disruptions, as well as hits to consumer spending and business activity in countries affected by the outbreak, have become more acute. Authorities have responded with fiscal and monetary stimulus measures.

•	Corporate earnings have been strong, and equity markets could look past recent virus-related downward revisions to earnings growth forecasts if the virus is contained and its effect is short-lived.

•

The US labor market remains strong, wage gains are driving consumption, and inflation remains benign. Geopolitical uncertainties beyond the coronavirus, including trade, continue to temper the international outlook.

•	Jennison’s focus on companies with distinct competitive advantages and strong earnings growth has historically resulted in attractive returns over the long term.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 29, 2020. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Focused Growth Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Focused Growth Fund		Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,074.30	1.11%	$5.72
	Hypothetical	$1,000.00	$1,019.34	1.11%	$5.57
Class B	Actual	$1,000.00	$1,070.30	2.00%	$10.29
	Hypothetical	$1,000.00	$1,014.92	2.00%	$10.02
Class C	Actual	$1,000.00	$1,071.10	1.74%	$8.96
	Hypothetical	$1,000.00	$1,016.21	1.74%	$8.72
Class Z	Actual	$1,000.00	$1,075.80	0.75%	$3.87
	Hypothetical	$1,000.00	$1,021.13	0.75%	$3.77
Class R6	Actual	$1,000.00	$1,076.50	0.67%	$3.46
	Hypothetical	$1,000.00	$1,021.53	0.67%	$3.37

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2020, and divided by the 366 days in the Fund’s fiscal year ended February 29, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of February 29, 2020

Description	Shares	Value
LONG-TERM INVESTMENTS 100.0%

COMMON STOCKS

Aerospace & Defense 3.4%
Boeing Co. (The)	35,020	$9,634,352
Safran SA (France)	96,494	13,313,623

		22,947,975

Automobiles 3.2%
Tesla, Inc.*	32,406	21,646,884

Entertainment 4.7%
Netflix, Inc.*	85,844	31,679,011

Health Care Equipment & Supplies 5.9%
Boston Scientific Corp.*	406,947	15,215,748
DexCom, Inc.*	53,386	14,734,536
Intuitive Surgical, Inc.*	18,377	9,812,583

		39,762,867

Interactive Media & Services 11.1%
Alphabet, Inc. (Class A Stock)*	17,591	23,558,747
Alphabet, Inc. (Class C Stock)*	17,612	23,588,280
Facebook, Inc. (Class A Stock)*	142,676	27,460,849

		74,607,876

Internet & Direct Marketing Retail 15.4%
Alibaba Group Holding Ltd. (China), ADR*	163,031	33,910,448
Amazon.com, Inc.*	26,794	50,473,198
MercadoLibre, Inc. (Argentina)*	31,435	19,364,903

		103,748,549

IT Services 17.4%
Adyen NV (Netherlands), 144A*	26,133	22,961,938
Mastercard, Inc. (Class A Stock)	160,600	46,614,150
Shopify, Inc. (Canada) (Class A Stock)*	52,023	24,102,776
Square, Inc. (Class A Stock)*	162,118	13,509,293
Twilio, Inc. (Class A Stock)*(a)	89,462	10,077,000

		117,265,157

Personal Products 1.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	54,202	9,951,487

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	13

Schedule of Investments (continued)

as of February 29, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Road & Rail 2.6%
Uber Technologies, Inc.*	530,054	$17,952,929

Semiconductors & Semiconductor Equipment 2.7%
NVIDIA Corp.	67,236	18,158,427

Software 14.0%
Coupa Software, Inc.*	109,462	16,391,935
Microsoft Corp.	205,544	33,300,184
salesforce.com, Inc.*	147,396	25,116,278
ServiceNow, Inc.*	39,102	12,750,771
Trade Desk, Inc. (The) (Class A Stock)*	23,245	6,677,126

		94,236,294

Technology Hardware, Storage & Peripherals 7.1%
Apple, Inc.	175,654	48,016,778

Textiles, Apparel & Luxury Goods 11.0%
adidas AG (Germany)	57,419	15,960,002
Lululemon Athletica, Inc.*	83,918	18,244,612
LVMH Moet Hennessy Louis Vuitton SE (France)	48,102	19,814,630
NIKE, Inc. (Class B Stock)	227,968	20,375,780

		74,395,024

TOTAL LONG-TERM INVESTMENTS (cost $463,612,421)		674,369,258

SHORT-TERM INVESTMENTS 0.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	5,117,624	5,117,624
PGIM Institutional Money Market Fund (cost $738,287; includes $711,563 of cash collateral for securities on loan)(b)(w)	738,293	738,293

TOTAL SHORT-TERM INVESTMENTS (cost $5,855,911)		5,855,917

TOTAL INVESTMENTS 100.9% (cost $469,468,332)		680,225,175
Liabilities in excess of other assets (0.9)%		(5,871,980)

NET ASSETS 100.0%		$674,353,195

See Notes to Financial Statements.

14

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $709,632; cash collateral of $711,563 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 29, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$9,634,352	$13,313,623	$—
Automobiles	21,646,884	—	—
Entertainment	31,679,011	—	—
Health Care Equipment & Supplies	39,762,867	—	—
Interactive Media & Services	74,607,876	—	—
Internet & Direct Marketing Retail	103,748,549	—	—
IT Services	94,303,219	22,961,938	—
Personal Products	9,951,487	—	—
Road & Rail	17,952,929	—	—
Semiconductors & Semiconductor Equipment	18,158,427	—	—
Software	94,236,294	—	—
Technology Hardware, Storage & Peripherals	48,016,778	—	—
Textiles, Apparel & Luxury Goods	38,620,392	35,774,632	—
Affiliated Mutual Funds	5,855,917	—	—

Total	$608,174,982	$72,050,193	$—

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	15

Schedule of Investments (continued)

as of February 29, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 29, 2020 were as follows (unaudited):

IT Services	17.4%
Internet & Direct Marketing Retail	15.4
Software	14.0
Interactive Media & Services	11.1
Textiles, Apparel & Luxury Goods	11.0
Technology Hardware, Storage & Peripherals	7.1
Health Care Equipment & Supplies	5.9
Entertainment	4.7
Aerospace & Defense	3.4
Automobiles	3.2
Semiconductors & Semiconductor Equipment	2.7

Road & Rail	2.6%
Personal Products	1.5
Affiliated Mutual Funds (0.1% represents investments purchased with collateral from securities on loan)	0.9

100.9
Liabilities in excess of other assets	(0.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$709,632	$(709,632)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of February 29, 2020

Assets
Investments at value, including securities on loan of $709,632:
Unaffiliated investments (cost $463,612,421)	$674,369,258
Affiliated investments (cost $5,855,911)	5,855,917
Receivable for Fund shares sold	2,762,054
Receivable for investments sold	1,478,721
Dividends and interest receivable	269,510
Tax reclaim receivable	104,357
Prepaid expenses	2,674

Total Assets	684,842,491

Liabilities
Payable for investments purchased	5,629,206
Payable for Fund shares reacquired	3,436,656
Payable to broker for collateral for securities on loan	711,563
Management fee payable	360,089
Accrued expenses and other liabilities	190,395
Distribution fee payable	100,465
Affiliated transfer agent fee payable	60,922

Total Liabilities	10,489,296

Net Assets	$674,353,195

Net assets were comprised of:
Shares of beneficial interest, at par	$41,626
Paid-in capital in excess of par	432,458,241
Total distributable earnings (loss)	241,853,328

Net assets, February 29, 2020	$674,353,195

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	17

Statement of Assets and Liabilities

as of February 29, 2020

Class A
Net asset value and redemption price per share, ($292,554,195 ÷ 18,474,792 shares of beneficial interest issued and outstanding)	$15.84
Maximum sales charge (5.50% of offering price)	0.92

Maximum offering price to public	$16.76

Class B
Net asset value, offering price and redemption price per share,
($2,727,398 ÷ 222,321 shares of beneficial interest issued and outstanding)	$12.27

Class C
Net asset value, offering price and redemption price per share,
($39,542,346 ÷ 3,217,671 shares of beneficial interest issued and outstanding)	$12.29

Class Z
Net asset value, offering price and redemption price per share,
($316,685,905 ÷ 18,384,338 shares of beneficial interest issued and outstanding)	$17.23

Class R6
Net asset value, offering price and redemption price per share,
($22,843,351 ÷ 1,327,084 shares of beneficial interest issued and outstanding)	$17.21

See Notes to Financial Statements.

18

Statement of Operations

Year Ended February 29, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $95,022 foreign withholding tax)	$2,778,446
Affiliated dividend income	93,943
Income from securities lending, net (including affiliated income of $38,026)	44,462

Total income	2,916,851

Expenses
Management fee	4,451,854
Distribution fee(a)	1,333,617
Transfer agent’s fees and expenses (including affiliated expense of $321,795)(a)	884,364
Custodian and accounting fees	110,815
Registration fees(a)	89,992
Shareholders’ reports	64,075
SEC registration fees	24,380
Audit fee	24,290
Trustees’ fees	20,580
Legal fees and expenses	20,312
Miscellaneous	33,837

Total expenses	7,058,116
Less: Fee waiver and/or expense reimbursement(a)	(423,667)
Distribution fee waiver(a)	(141,530)

Net expenses	6,492,919

Net investment income (loss)	(3,576,068)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $289)	68,043,624
Foreign currency transactions	(25,879)

68,017,745

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(8,760))	13,248,992
Foreign currencies	(1,577)

13,247,415

Net gain (loss) on investment and foreign currency transactions	81,265,160

Net Increase (Decrease) In Net Assets Resulting From Operations	$77,689,092

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	849,181	38,676	445,760	—	—
Transfer agent’s fees and expenses	500,263	16,905	52,537	314,164	495
Registration fees	16,186	12,883	14,790	32,165	13,968
Fee waiver and/or expense reimbursement	(125,762)	(19,071)	(19,805)	(235,094)	(23,935)
Distribution fee waiver	(141,530)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	19

Statements of Changes in Net Assets

	Year Ended February 28/29,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,576,068)	$(2,564,850)
Net realized gain (loss) on investment and foreign currency transactions	68,017,745	25,869,688
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	13,247,415	9,716,246

Net increase (decrease) in net assets resulting from operations	77,689,092	33,021,084

Dividends and Distributions
Distributions from distributable earnings
Class A	(16,444,188)	(22,614,611)
Class B	(224,224)	(812,643)
Class C	(2,837,054)	(7,161,791)
Class Z	(16,411,460)	(18,988,761)
Class R6	(1,160,442)	(947,110)

	(37,077,368)	(50,524,916)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	157,325,273	303,533,995
Net asset value of shares issued in reinvestment of dividends and distributions	34,031,986	46,671,787
Cost of shares reacquired	(172,574,565)	(175,378,924)

Net increase (decrease) in net assets from Fund share transactions	18,782,694	174,826,858

Total increase (decrease)	59,394,418	157,323,026

Net Assets:
Beginning of year	614,958,777	457,635,751

End of year	$674,353,195	$614,958,777

See Notes to Financial Statements.

20

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of six funds: PGIM Global Dynamic Bond Fund, PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund, each of which are diversified funds and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Focused Growth Fund (the “Fund”).

The investment objective of the Fund is long-term growth of capital.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Focused Growth Fund	21

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

22

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the

PGIM Jennison Focused Growth Fund	23

Notes to Financial Statements (continued)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the

24

securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Focused Growth Fund	25

Notes to Financial Statements (continued)

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.67% of the Fund’s average daily net assets up to and including $1 billion, 0.65% of the next $2 billion, 0.63% of the next $2 billion, 0.62% of the next $5 billion and 0.61% of average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.67% for the year ended February 29, 2020.

The Manager has contractually agreed, through June 30, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.99% of average daily net assets for Class B shares, 0.75% of average daily net assets for Class Z shares, and 0.67% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other

26

share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. PIMS has contractually agreed through June 30, 2021 to limit such expenses to 0.25% of the average daily net assets of the Class A shares.

For the year ended February 29, 2020, PIMS received $490,039 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended February 29, 2020, PIMS received $0, $1,496 and $11,605 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from

PGIM Jennison Focused Growth Fund	27

Notes to Financial Statements (continued)

such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended February 29, 2020, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 29, 2020, were $467,689,946 and $477,356,504, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended February 29, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$3,076,398	$200,210,614	$198,169,388	$—	$—	$5,117,624	5,117,624	$93,943

PGIM Institutional Money Market Fund*
28,178,195	292,993,236	320,424,667	(8,760)	289	738,293	738,293	38,026	**

$31,254,593	$493,203,850	$518,594,055	$(8,760)	$289	$5,855,917		$131,969

*	The Fund did not have any capital gain distributions during the reporting period.
**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

28

For the year ended February 29, 2020, the tax character of dividends paid by the Fund was $37,077,368 of long-term capital gains. For the year ended February 28, 2019, the tax character of dividends paid by the Fund were $5,298,206 of ordinary income and $45,226,710 of long-term capital gains.

As of February 29, 2020, the accumulated undistributed earnings on a tax basis were $13,337,334 of ordinary income and $19,511,198 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 29, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$471,220,379	$225,338,321	$(16,333,525)	$209,004,796

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 29, 2020 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

PGIM Jennison Focused Growth Fund	29

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of February 29, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	2,423	—%*
Class C	426	—%*

*	Amount represents less than 1% of outstanding shares.

At reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	7	50%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2020:
Shares sold	1,585,563	$25,292,425
Shares issued in reinvestment of dividends and distributions	1,020,765	15,985,177
Shares reacquired	(2,565,747)	(40,677,716)

Net increase (decrease) in shares outstanding before conversion	40,581	599,886
Shares issued upon conversion from other share class(es)	2,250,623	35,104,302
Shares reacquired upon conversion into other share class(es)	(283,214)	(4,480,129)

Net increase (decrease) in shares outstanding	2,007,990	$31,224,059

Year ended February 28, 2019:
Shares sold	3,158,302	$46,783,188
Shares issued in reinvestment of dividends and distributions	1,533,461	21,847,607
Shares reacquired	(2,499,337)	(36,447,455)

Net increase (decrease) in shares outstanding before conversion	2,192,426	32,183,340
Shares issued upon conversion from other share class(es)	198,701	2,937,239
Shares reacquired upon conversion into other share class(es)	(558,649)	(8,338,722)

Net increase (decrease) in shares outstanding	1,832,478	$26,781,857

30

Class B	Shares	Amount
Year ended February 29, 2020:
Shares sold	16,741	$207,704
Shares issued in reinvestment of dividends and distributions	14,076	171,167
Shares reacquired	(76,194)	(943,458)

Net increase (decrease) in shares outstanding before conversion	(45,377)	(564,587)
Shares reacquired upon conversion into other share class(es)	(214,573)	(2,631,696)

Net increase (decrease) in shares outstanding	(259,950)	$(3,196,283)

Year ended February 28, 2019:
Shares sold	70,359	$847,372
Shares issued in reinvestment of dividends and distributions	59,757	686,977
Shares reacquired	(109,891)	(1,307,782)

Net increase (decrease) in shares outstanding before conversion	20,225	226,567
Shares reacquired upon conversion into other share class(es)	(145,311)	(1,759,292)

Net increase (decrease) in shares outstanding	(125,086)	$(1,532,725)

Class C
Year ended February 29, 2020:
Shares sold	720,543	$9,023,896
Shares issued in reinvestment of dividends and distributions	199,010	2,421,955
Shares reacquired	(623,981)	(7,770,545)

Net increase (decrease) in shares outstanding before conversion	295,572	3,675,306
Shares reacquired upon conversion into other share class(es)	(2,709,701)	(33,561,011)

Net increase (decrease) in shares outstanding	(2,414,129)	$(29,885,705)

Year ended February 28, 2019:
Shares sold	1,822,419	$21,232,398
Shares issued in reinvestment of dividends and distributions	596,357	6,797,745
Shares reacquired	(1,065,569)	(12,166,601)

Net increase (decrease) in shares outstanding before conversion	1,353,207	15,863,542
Shares reacquired upon conversion into other share class(es)	(190,298)	(2,244,342)

Net increase (decrease) in shares outstanding	1,162,909	$13,619,200

Class Z
Year ended February 29, 2020:
Shares sold	6,612,761	$112,919,321
Shares issued in reinvestment of dividends and distributions	839,946	14,295,879
Shares reacquired	(6,711,391)	(115,354,653)

Net increase (decrease) in shares outstanding before conversion	741,316	11,860,547
Shares issued upon conversion from other share class(es)	453,162	7,794,447
Shares reacquired upon conversion into other share class(es)	(137,990)	(2,358,577)

Net increase (decrease) in shares outstanding	1,056,488	$17,296,417

Year ended February 28, 2019:
Shares sold	13,665,539	$217,637,971
Shares issued in reinvestment of dividends and distributions	1,076,780	16,392,349
Shares reacquired	(7,820,889)	(121,083,223)

Net increase (decrease) in shares outstanding before conversion	6,921,430	112,947,097
Shares issued upon conversion from other share class(es)	638,149	10,229,027
Shares reacquired upon conversion into other share class(es)	(55,800)	(894,064)

Net increase (decrease) in shares outstanding	7,503,779	$122,282,060

PGIM Jennison Focused Growth Fund	31

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended February 29, 2020:
Shares sold	577,833	$9,881,927
Shares issued in reinvestment of dividends and distributions	68,066	1,157,808
Shares reacquired	(460,996)	(7,828,193)

Net increase (decrease) in shares outstanding before conversion	184,903	3,211,542
Shares issued upon conversion from other share class(es)	8,004	132,664

Net increase (decrease) in shares outstanding	192,907	$3,344,206

Year ended February 28, 2019:
Shares sold	1,064,593	$17,033,066
Shares issued in reinvestment of dividends and distributions	63,133	947,109
Shares reacquired	(282,262)	(4,373,863)

Net increase (decrease) in shares outstanding before conversion	845,464	13,606,312
Shares issued upon conversion from other share class(es)	4,393	70,154

Net increase (decrease) in shares outstanding	849,857	$13,676,466

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

32

to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 29, 2020. The average daily balance for the 27 days that the Fund had loans outstanding during the period was approximately $1,626,185, borrowed at a weighted average interest rate of 3.42%. The maximum loan outstanding amount during the period was $8,365,000. At February 29, 2020, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and

PGIM Jennison Focused Growth Fund	33

Notes to Financial Statements (continued)

modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

10. Subsequent Event

Subsequent to February 29, 2020 the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak.

There are meaningful direct and indirect effects developing particularly with companies in which we invest, which have adversely impacted the valuation of these companies. The Manager will continue to monitor the impact of COVID-19.

34

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.91	$15.46	$12.42	$11.66	$14.16
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.08)	(0.09)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.97	1.01	4.75	2.07	(0.76)
Total from investment operations	1.86	0.93	4.66	2.01	(0.84)
Less Dividends and Distributions:
Distributions from net realized gains	(0.93)	(1.48)	(1.62)	(1.25)	(1.66)
Net asset value, end of year	$15.84	$14.91	$15.46	$12.42	$11.66
Total Return(b):	12.47%	6.66%	40.04%	18.05%	(7.04)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$292,554	$245,528	$226,316	$176,300	$182,001
Average net assets (000)	$283,060	$234,841	$195,791	$184,350	$199,640
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.15%	1.24%	1.24%	1.24%
Expenses before waivers and/or expense reimbursement	1.19%	1.27%	1.43%	1.49%	1.46%
Net investment income (loss)	(0.66)%	(0.52)%	(0.62)%	(0.50)%	(0.63)%
Portfolio turnover rate(e)	72%	52%	87%	58%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	35

Financial Highlights (continued)

Class B Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.84	$12.69	$10.51	$10.11	$12.58
Income (loss) from investment operations:
Net investment income (loss)	(0.19)	(0.16)	(0.16)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.55	0.79	3.96	1.78	(0.65)
Total from investment operations	1.36	0.63	3.80	1.65	(0.81)
Less Dividends and Distributions:
Distributions from net realized gains	(0.93)	(1.48)	(1.62)	(1.25)	(1.66)
Net asset value, end of year	$12.27	$11.84	$12.69	$10.51	$10.11
Total Return(b):	11.55%	5.69%	39.09%	17.22%	(7.74)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,727	$5,711	$7,704	$7,114	$9,752
Average net assets (000)	$3,868	$6,577	$7,096	$8,740	$10,537
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.99%	1.99%	1.99%	1.99%	1.99%
Expenses before waivers and/or expense reimbursement	2.48%	2.31%	2.32%	2.18%	2.16%
Net investment income (loss)	(1.54)%	(1.34)%	(1.37)%	(1.24)%	(1.38)%
Portfolio turnover rate(e)	72%	52%	87%	58%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.84	$12.67	$10.50	$10.11	$12.58
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.15)	(0.16)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.55	0.80	3.95	1.77	(0.65)
Total from investment operations	1.38	0.65	3.79	1.64	(0.81)
Less Dividends and Distributions:
Distributions from net realized gains	(0.93)	(1.48)	(1.62)	(1.25)	(1.66)
Net asset value, end of year	$12.29	$11.84	$12.67	$10.50	$10.11
Total Return(b):	11.73%	5.86%	39.02%	17.12%	(7.74)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39,542	$66,687	$56,630	$47,095	$51,529
Average net assets (000)	$44,576	$60,750	$49,905	$50,235	$51,456
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.82%	1.89%	1.99%	1.99%	1.99%
Expenses before waivers and/or expense reimbursement	1.86%	1.95%	2.14%	2.19%	2.16%
Net investment income (loss)	(1.39)%	(1.26)%	(1.37)%	(1.25)%	(1.37)%
Portfolio turnover rate(e)	72%	52%	87%	58%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	37

Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.09	$16.52	$13.14	$12.24	$14.75
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.03)	(0.05)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.12	1.08	5.05	2.18	(0.80)
Total from investment operations	2.07	1.05	5.00	2.15	(0.85)
Less Dividends and Distributions:
Distributions from net realized gains	(0.93)	(1.48)	(1.62)	(1.25)	(1.66)
Net asset value, end of year	$17.23	$16.09	$16.52	$13.14	$12.24
Total Return(b):	12.87%	6.98%	40.46%	18.34%	(6.82)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$316,686	$278,810	$162,297	$94,374	$105,737
Average net assets (000)	$311,632	$227,690	$116,296	$104,147	$102,181
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.82%	0.99%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	0.83%	0.90%	1.12%	1.18%	1.16%
Net investment income (loss)	(0.31)%	(0.21)%	(0.37)%	(0.24)%	(0.38)%
Portfolio turnover rate(e)	72%	52%	87%	58%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R6 Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.07	$16.49	$13.12	$12.22	$14.73
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.02)	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.11	1.08	5.05	2.19	(0.80)
Total from investment operations	2.07	1.06	4.99	2.15	(0.85)
Less Dividends and Distributions:
Distributions from net realized gains	(0.93)	(1.48)	(1.62)	(1.25)	(1.66)
Net asset value, end of year	$17.21	$16.07	$16.49	$13.12	$12.22
Total Return(b):	13.01%	7.06%	40.45%	18.38%	(6.83)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,843	$18,222	$4,688	$594	$220
Average net assets (000)	$21,320	$11,478	$2,037	$424	$252
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.67%	0.73%	0.99%	0.99%	0.98%
Expenses before waivers and/or expense reimbursement	0.78%	0.86%	1.53%	1.01%	0.98%
Net investment income (loss)	(0.23)%	(0.13)%	(0.37)%	(0.29)%	(0.37)%
Portfolio turnover rate(e)	72%	52%	87%	58%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund	39

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM Jennison Focused Growth Fund

and Board of Trustees Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Focused Growth Fund (the Fund), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of February 29, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian, transfer agents, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

April 17, 2020

40

Federal Income Tax Information (unaudited)

We are advising you that during the year ended February 29, 2020, the Fund reports the maximum amount allowed per share but not less than $.93 for Class A, B, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2020.

PGIM Jennison Focused Growth Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Focused Growth Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014 – 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Focused Growth Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Focused Growth Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President within PGIM Investments LLC (since December 2018-present) of PGIM Investments; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 2/10/80 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Focused Growth Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Focused Growth Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FOCUSED GROWTH FUND

SHARE CLASS	A	B	C	Z	R6
NASDAQ	SPFAX	SPFBX	SPFCX	SPFZX	PSGQX
CUSIP	74440K504	74440K603	74440K702	74440K868	7444OK751

MF500E

PGIM QMA LARGE-CAP VALUE FUND

ANNUAL REPORT

FEBRUARY 29, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company and registered investment adviser. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Large-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended February 29, 2020.

The US economy remained healthy throughout the period, with rising corporate profits and strong job growth. The Federal Reserve reduced interest rates three times in an effort to extend the longest domestic economic expansion on record as growth in many regions outside the US weakened. China in particular showed signs of slowing amid trade tensions with the US. China was also the first country hit hard by the coronavirus outbreak late in the period, which left economists worried that global growth may decline in the near term. In early March 2020, the Fed cut rates again to help maintain growth.

Stocks climbed around the globe for most of the period, fueled by the strong US economy and corporate profits, as well as the Fed’s rate reductions. In late February, however, stocks fell on fears that the coronavirus would disrupt supply chains and reduce overall demand for goods and services. While large-cap US stocks posted a gain for the period overall, the significant volatility late in the period contributed to a decline for small-cap US stocks, as well as for equities in developed foreign and emerging markets.

Bonds rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low by the end of the period. Returns were strong worldwide, with gains in the overall US and global bond markets and also in emerging market debt.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Large-Cap Value Fund

April 15, 2020

PGIM QMA Large-Cap Value Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/29/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–14.82	1.43	7.52	—
(without sales charges)	–9.86	2.58	8.13	—
Class B
with sales charges)	–15.05	1.59	7.27	—
(without sales charges)	–10.78	1.71	7.27	—
Class C
(with sales charges)	–11.67	1.75	7.28	—
(without sales charges)	–10.82	1.75	7.28	—
Class R
(without sales charges)	–10.08	N/A	N/A	2.37 (6/19/15)
Class Z
(without sales charges)	–9.56	2.90	8.42	—
Class R6
(without sales charges)	–9.56	N/A	N/A	–1.07 (4/26/17)
Russell 1000 Value Index
	0.54	—	—	—
S&P 500 Index
	8.21	—	—	—

Average Annual Total Returns as of 2/29/20 Since Inception (%)
	Class R (6/19/15)	Class R6 (4/26/17)
Russell 1000 Value Index	6.20	4.45
S&P 500 Index	10.23	10.04

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2010) and the account values at the end of the current fiscal year (February 29, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM QMA Large-Cap Value Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through reinvestment of dividends and/or capital gains. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. See the supplement included with this shareholder report for details.

Benchmark Definitions

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 2/29/20

Ten Largest Holdings	Line of Business	% of Net Assets
AT&T, Inc.	Diversified Telecommunication Services	2.9%
JPMorgan Chase & Co.	Banks	2.8%
Bank of America Corp.	Banks	2.7%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	2.5%
Intel Corp.	Semiconductors & Semiconductor Equipment	2.4%
Wells Fargo & Co.	Banks	2.1%
Verizon Communications, Inc.	Diversified Telecommunication Services	2.0%
Citigroup, Inc.	Banks	1.9%
Chevron Corp.	Oil, Gas & Consumable Fuels	1.7%
Johnson & Johnson	Pharmaceuticals	1.7%

Holdings reflect only long-term investments and are subject to change.

PGIM QMA Large-Cap Value Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Large-Cap Value Fund’s Class Z shares returned -9.56% in the 12-month reporting period that ended February 29, 2020, underperforming the 0.54% return of the Russell 1000 Value Index (the Index).

What were the market conditions?

•

Equity markets reached all-time highs during the reporting period, despite uncertainty surrounding US and China trade negotiations and signs of slowing global growth. However, the markets suffered their worst weekly drop in a decade during the last week of February on concerns about the global spread of the coronavirus and its potential impact on economic growth.

•

US large-cap equities outperformed their mid-cap and small-cap counterparts for the period. Large-cap stocks (as measured by the Russell 1000 Index) gained 7.82%, while mid-cap stocks (as measured by the Russell Midcap Index) gained 2.34% and small-cap stocks (as measured by the Russell 2000 Index) fell 4.92%.

•	Value stocks significantly underperformed growth stocks during the period. The Russell 1000 Value Index rose 0.54%, while the Russell 1000 Growth Index rose 15.11%.

What drove Fund performance?

•	The Fund invests in a diversified portfolio of large-capitalization company stocks that have low price-to-earnings, price-to-cash flow, and price-to-book ratios.

•	During the reporting period, the Fund’s emphasis on such deep-value stocks drove its underperformance, as these cheaper stocks significantly lagged their more expensive counterparts within the Index.

•	The underperformance of cheap stocks was pervasive in all economic sectors, and the Fund’s most significant relative losses came from the materials, energy, and consumer discretionary sectors.

•	Within materials, underperformance was driven by holdings in inexpensive metals & mining stocks, particularly steel companies that were negatively impacted by the threat of trade sanctions.

•

In energy, an above-benchmark exposure and individual stock selection both detracted from relative performance. Energy was the worst-performing sector in the Index during the period on investor concerns about slowing growth.

•	Within consumer discretionary, unfavorable positioning among inexpensive retailers, cruise line operators, and automobiles/auto components manufacturers hurt relative performance.

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Did the Fund use derivatives?

The Fund did not hold any derivatives during the reporting period.

Current outlook

•

The Fund’s near-term results were negatively impacted by concerns over the global COVID-19 outbreak. Financial markets worldwide underwent rapid and historic increases in volatility and declines in equity prices. History shows that periods of heightened risk are eventually followed by a return to more fundamental drivers of stock prices.

•

QMA continues to believe in value investing as a means to achieving superior long-term returns. This view is supported by many decades of measurable efficacy of the value investment approach, which is grounded in the fundamentals of economics, finance, and behavior.

•

The spread in valuations between the cheapest and most expensive stocks in the equity market is at a historically wide level. In QMA’s experience, when this spread reverts toward its narrower norm, the payoff to deep-value stock investors can be significant.

•

QMA constantly scrutinizes its investment process for its efficacy of capturing the value premium while managing risk. QMA believes there is now a meaningful opportunity in deep-value stocks and remains committed to value as the fundamental driver of its investment approach.

PGIM QMA Large-Cap Value Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 29, 2020. The example is for illustrative purposes only; you should consult the prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

10	Visit our website at pgiminvestments.com

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Large-Cap Value Fund		Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$956.30	1.14%	$5.54
	Hypothetical	$1,000.00	$1,019.19	1.14%	$5.72
Class B	Actual	$1,000.00	$951.70	2.07%	$10.04
	Hypothetical	$1,000.00	$1,014.57	2.07%	$10.37
Class C	Actual	$1,000.00	$952.20	2.03%	$9.85
	Hypothetical	$1,000.00	$1,014.77	2.03%	$10.17
Class R	Actual	$1,000.00	$954.80	1.33%	$6.46
	Hypothetical	$1,000.00	$1,018.25	1.33%	$6.67
Class Z	Actual	$1,000.00	$958.00	0.80%	$3.89
	Hypothetical	$1,000.00	$1,021.89	0.80%	$4.02
Class R6	Actual	$1,000.00	$958.00	0.82%	$3.99
	Hypothetical	$1,000.00	$1,020.79	0.82%	$4.12

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2020, and divided by the 366 days in the Fund’s fiscal year ended February 29, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Large-Cap Value Fund	11

Schedule of Investments

as of February 29, 2020

Description	Shares	Value
LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS

Aerospace & Defense 0.1%
United Technologies Corp.	1,501	$196,016

Air Freight & Logistics 1.1%
FedEx Corp.	18,900	2,668,113

Airlines 3.1%
Delta Air Lines, Inc.	47,696	2,200,216
JetBlue Airways Corp.*	119,368	1,883,627
Southwest Airlines Co.	38,583	1,782,149
United Airlines Holdings, Inc.*	30,746	1,893,646

		7,759,638

Auto Components 0.7%
Goodyear Tire & Rubber Co. (The)	182,139	1,764,016

Automobiles 2.1%
Ford Motor Co.	349,910	2,435,374
General Motors Co.	90,496	2,760,128

		5,195,502

Banks 15.1%
Bank of America Corp.	231,211	6,589,513
Citigroup, Inc.	73,604	4,670,910
Citizens Financial Group, Inc.	61,104	1,936,386
Fifth Third Bancorp	93,354	2,277,838
JPMorgan Chase & Co.	59,764	6,939,199
KeyCorp	128,090	2,094,271
M&T Bank Corp.	8,246	1,157,573
PacWest Bancorp	1,500	47,460
PNC Financial Services Group, Inc. (The)	16,497	2,085,221
Popular, Inc. (Puerto Rico)	1,200	57,576
Regions Financial Corp.	127,011	1,717,189
Sterling Bancorp	1,900	31,502
Truist Financial Corp.	52,268	2,411,646
U.S. Bancorp	6,809	316,210
Wells Fargo & Co.	125,532	5,127,982
Zions Bancorp NA	1,600	63,920

		37,524,396

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	13

Schedule of Investments (continued)

as of February 29, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Beverages 0.9%
Molson Coors Beverage Co. (Class B Stock)	43,482	$2,157,142

Biotechnology 0.9%
Alexion Pharmaceuticals, Inc.*	6,200	582,986
Biogen, Inc.*	5,370	1,656,054

		2,239,040

Capital Markets 5.0%
Bank of New York Mellon Corp. (The)	66,510	2,653,749
Goldman Sachs Group, Inc. (The)	16,090	3,230,389
Invesco Ltd.	35,260	507,744
Janus Henderson Group PLC (United Kingdom)	25,300	536,360
Morgan Stanley	65,262	2,938,748
State Street Corp.	36,218	2,466,808

		12,333,798

Chemicals 2.1%
DuPont de Nemours, Inc.	16,636	713,684
Linde PLC (United Kingdom)	300	57,303
LyondellBasell Industries NV (Class A Stock)	20,374	1,455,926
Mosaic Co. (The)	49,876	849,388
Olin Corp.	135,466	2,193,195

		5,269,496

Commercial Services & Supplies 0.1%
ADT, Inc.(a)	47,269	302,049

Consumer Finance 2.1%
Ally Financial, Inc.	27,234	682,756
Capital One Financial Corp.	32,041	2,827,939
Navient Corp.	40,563	455,522
Santander Consumer USA Holdings, Inc.	5,981	145,936
Synchrony Financial	39,095	1,137,665

		5,249,818

Containers & Packaging 1.1%
International Paper Co.	18,100	668,976
Westrock Co.	61,022	2,028,982

		2,697,958

See Notes to Financial Statements.

14

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Financial Services 2.8%
Berkshire Hathaway, Inc. (Class B Stock)*	29,798	$6,148,519
Equitable Holdings, Inc.	33,380	714,332
Voya Financial, Inc.	2,423	127,547

		6,990,398

Diversified Telecommunication Services 5.8%
AT&T, Inc.	208,003	7,325,866
CenturyLink, Inc.	179,941	2,171,888
Verizon Communications, Inc.	91,016	4,929,426

		14,427,180

Electric Utilities 2.0%
Duke Energy Corp.	9,269	849,967
Exelon Corp.	67,141	2,894,449
NextEra Energy, Inc.	1,200	303,312
PPL Corp.	30,978	929,650

		4,977,378

Electronic Equipment, Instruments & Components 1.1%
Arrow Electronics, Inc.*	11,800	791,308
Avnet, Inc.	62,269	1,910,413

		2,701,721

Entertainment 0.9%
Walt Disney Co. (The)	19,500	2,294,175

Equity Real Estate Investment Trusts (REITs) 1.7%
Apple Hospitality REIT, Inc.	72,650	949,535
Colony Capital, Inc.	68,507	271,288
Macerich Co. (The)(a)	54,500	1,112,890
Park Hotels & Resorts, Inc.	97,800	1,785,828
Service Properties Trust	9,700	175,376

		4,294,917

Food & Staples Retailing 2.4%
Kroger Co. (The)	88,464	2,488,492
Walgreens Boots Alliance, Inc.	54,265	2,483,167
Walmart, Inc.	9,152	985,487

		5,957,146

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	15

Schedule of Investments (continued)

as of February 29, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products 0.6%
Kraft Heinz Co. (The)	56,622	$1,402,527

Health Care Equipment & Supplies 0.3%
Medtronic PLC	8,306	836,165

Health Care Providers & Services 4.0%
Acadia Healthcare Co., Inc.*	36,395	1,077,292
Anthem, Inc.	500	128,545
Cigna Corp.	10,249	1,874,952
Covetrus, Inc.*	163,500	1,816,485
CVS Health Corp.	58,087	3,437,589
McKesson Corp.	7,254	1,014,544
MEDNAX, Inc.*	35,470	606,182

		9,955,589

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	59,202	1,980,899
McDonald’s Corp.	2,027	393,582
Royal Caribbean Cruises Ltd.	21,490	1,728,011

		4,102,492

Household Durables 1.8%
Lennar Corp. (Class A Stock)	36,381	2,195,230
Mohawk Industries, Inc.*	18,300	2,217,045

		4,412,275

Household Products 1.3%
Procter & Gamble Co. (The)	29,372	3,325,792

Insurance 5.9%
Aflac, Inc.	32,633	1,398,324
Allstate Corp. (The)	14,597	1,536,334
American International Group, Inc.	60,385	2,545,832
American National Insurance Co.	1,400	137,704
Chubb Ltd.	3,008	436,250
Hartford Financial Services Group, Inc. (The)	37,249	1,860,587
MetLife, Inc.	54,619	2,333,324
Principal Financial Group, Inc.	36,389	1,615,308
Travelers Cos., Inc. (The)	21,514	2,577,592
Unum Group	12,300	286,713

		14,727,968

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Internet & Direct Marketing Retail 0.7%
Qurate Retail, Inc. (Class A Stock)*	240,243	$1,638,457

IT Services 0.7%
DXC Technology Co.	73,795	1,779,197

Machinery 2.1%
Cummins, Inc.	13,764	2,082,356
Gates Industrial Corp. PLC*	77,300	808,558
PACCAR, Inc.	33,130	2,216,397

		5,107,311

Media 2.1%
Comcast Corp. (Class A Stock)	77,882	3,148,769
Discovery, Inc. (Class A Stock)*(a)	13,000	334,100
Discovery, Inc. (Class C Stock)*	17,000	426,700
Fox Corp. (Class A Stock)	12,200	375,028
Fox Corp. (Class B Stock)	17,200	523,740
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	3,385	151,208
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	4,020	179,373

		5,138,918

Metals & Mining 1.1%
Nucor Corp.	36,637	1,514,940
Reliance Steel & Aluminum Co.	4,359	445,882
United States Steel Corp.(a)	88,896	712,946

		2,673,768

Mortgage Real Estate Investment Trusts (REITs) 2.1%
AGNC Investment Corp.	54,420	927,317
Annaly Capital Management, Inc.	147,200	1,304,192
Chimera Investment Corp.	33,690	662,008
MFA Financial, Inc.	95,166	688,050
New Residential Investment Corp.	44,050	685,418
Two Harbors Investment Corp.	63,836	864,978

		5,131,963

Multiline Retail 1.0%
Kohl’s Corp.	31,200	1,221,480
Macy’s, Inc.(a)	103,693	1,371,858

		2,593,338

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	17

Schedule of Investments (continued)

as of February 29, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 9.6%
Antero Resources Corp.*(a)	93,422	$149,475
Centennial Resource Development, Inc. (Class A Stock)*	107,359	254,441
Chevron Corp.	45,238	4,222,515
Cimarex Energy Co.	19,100	631,255
ConocoPhillips	35,815	1,734,162
Diamondback Energy, Inc.	25,900	1,605,800
EOG Resources, Inc.	16,700	1,056,442
EQT Corp.	95,930	563,109
Exxon Mobil Corp.	65,571	3,372,972
HollyFrontier Corp.	6,700	225,656
Marathon Oil Corp.	106,396	880,959
Marathon Petroleum Corp.	53,540	2,538,867
Murphy Oil Corp.	21,800	410,930
Occidental Petroleum Corp.	72,305	2,367,266
Parsley Energy, Inc. (Class A Stock)	78,534	1,052,356
Phillips 66	20,355	1,523,775
Range Resources Corp.(a)	113,292	313,819
Valero Energy Corp.	12,900	854,625

		23,758,424

Paper & Forest Products 0.7%
Domtar Corp.	62,221	1,790,098

Pharmaceuticals 3.0%
Johnson & Johnson	31,020	4,171,570
Mylan NV*	80,816	1,389,227
Pfizer, Inc.	58,886	1,967,970

		7,528,767

Road & Rail 1.2%
Knight-Swift Transportation Holdings, Inc.	42,418	1,354,831
Ryder System, Inc.	45,574	1,733,635

		3,088,466

Semiconductors & Semiconductor Equipment 3.6%
Intel Corp.	104,064	5,777,633
Micron Technology, Inc.*	58,003	3,048,638

		8,826,271

Software 0.1%
Cerence, Inc.*	13,800	299,598

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail 0.6%
AutoNation, Inc.*	25,100	$1,072,523
Penske Automotive Group, Inc.	9,100	418,782

		1,491,305

Technology Hardware, Storage & Peripherals 1.1%
Hewlett Packard Enterprise Co.	177,763	2,273,589
Xerox Holdings Corp.	13,200	425,040

		2,698,629

Textiles, Apparel & Luxury Goods 0.8%
PVH Corp.	27,000	2,000,970

Thrifts & Mortgage Finance 0.1%
MGIC Investment Corp.	13,400	161,202

Tobacco 0.2%
Philip Morris International, Inc.	5,543	453,805

Trading Companies & Distributors 1.6%
Air Lease Corp.	51,626	1,980,373
WESCO International, Inc.*	47,013	1,907,318

		3,887,691

Wireless Telecommunication Services 0.7%
Telephone & Data Systems, Inc.	65,519	1,319,553
United States Cellular Corp.*	9,800	307,818

		1,627,371

TOTAL LONG-TERM INVESTMENTS (cost $260,038,455)		247,438,254

SHORT-TERM INVESTMENTS 1.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	123,945	123,945

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	19

Schedule of Investments (continued)

as of February 29, 2020

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $4,335,171; includes $4,327,256 of cash collateral for securities on loan)(b)(w)	4,335,043	$4,335,043

TOTAL SHORT-TERM INVESTMENTS (cost $4,459,116)		4,458,988

TOTAL INVESTMENTS 101.6% (cost $264,497,571)		251,897,242
Liabilities in excess of other assets (1.6)%		(3,933,646)

NET ASSETS 100.0%		$247,963,596

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,267,249; cash collateral of $4,327,256 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 29, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$196,016	$—	$—
Air Freight & Logistics	2,668,113	—	—
Airlines	7,759,638	—	—
Auto Components	1,764,016	—	—
Automobiles	5,195,502	—	—
Banks	37,524,396	—	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Beverages	$2,157,142	$—	$—
Biotechnology	2,239,040	—	—
Capital Markets	12,333,798	—	—
Chemicals	5,269,496	—	—
Commercial Services & Supplies	302,049	—	—
Consumer Finance	5,249,818	—	—
Containers & Packaging	2,697,958	—	—
Diversified Financial Services	6,990,398	—	—
Diversified Telecommunication Services	14,427,180	—	—
Electric Utilities	4,977,378	—	—
Electronic Equipment, Instruments & Components	2,701,721	—	—
Entertainment	2,294,175	—	—
Equity Real Estate Investment Trusts (REITs)	4,294,917	—	—
Food & Staples Retailing	5,957,146	—	—
Food Products	1,402,527	—	—
Health Care Equipment & Supplies	836,165	—	—
Health Care Providers & Services	9,955,589	—	—
Hotels, Restaurants & Leisure	4,102,492	—	—
Household Durables	4,412,275	—	—
Household Products	3,325,792	—	—
Insurance	14,727,968	—	—
Internet & Direct Marketing Retail	1,638,457	—	—
IT Services	1,779,197	—	—
Machinery	5,107,311	—	—
Media	5,138,918	—	—
Metals & Mining	2,673,768	—	—
Mortgage Real Estate Investment Trusts (REITs)	5,131,963	—	—
Multiline Retail	2,593,338	—	—
Oil, Gas & Consumable Fuels	23,758,424	—	—
Paper & Forest Products	1,790,098	—	—
Pharmaceuticals	7,528,767	—	—
Road & Rail	3,088,466	—	—
Semiconductors & Semiconductor Equipment	8,826,271	—	—
Software	299,598	—	—
Specialty Retail	1,491,305	—	—
Technology Hardware, Storage & Peripherals	2,698,629	—	—
Textiles, Apparel & Luxury Goods	2,000,970	—	—
Thrifts & Mortgage Finance	161,202	—	—
Tobacco	453,805	—	—
Trading Companies & Distributors	3,887,691	—	—
Wireless Telecommunication Services	1,627,371	—	—
Affiliated Mutual Funds	4,458,988	—	—

Total	$251,897,242	$—	$—

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	21

Schedule of Investments (continued)

as of February 29, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 29, 2020 were as follows (unaudited):

Banks	15.1%
Oil, Gas & Consumable Fuels	9.6
Insurance	5.9
Diversified Telecommunication Services	5.8
Capital Markets	5.0
Health Care Providers & Services	4.0
Semiconductors & Semiconductor Equipment	3.6
Airlines	3.1
Pharmaceuticals	3.0
Diversified Financial Services	2.8
Food & Staples Retailing	2.4
Chemicals	2.1
Consumer Finance	2.1
Automobiles	2.1
Media	2.1
Mortgage Real Estate Investment Trusts (REITs)	2.1
Machinery	2.1
Electric Utilities	2.0
Affiliated Mutual Funds (1.7% represents investments purchased with collateral from securities on loan)	1.8
Household Durables	1.8
Equity Real Estate Investment Trusts (REITs)	1.7
Hotels, Restaurants & Leisure	1.7
Trading Companies & Distributors	1.6
Household Products	1.3
Road & Rail	1.2
Electronic Equipment, Instruments & Components	1.1
Technology Hardware, Storage & Peripherals	1.1%
Containers & Packaging	1.1
Metals & Mining	1.1
Air Freight & Logistics	1.1
Multiline Retail	1.0
Entertainment	0.9
Biotechnology	0.9
Beverages	0.9
Textiles, Apparel & Luxury Goods	0.8
Paper & Forest Products	0.7
IT Services	0.7
Auto Components	0.7
Internet & Direct Marketing Retail	0.7
Wireless Telecommunication Services	0.7
Specialty Retail	0.6
Food Products	0.6
Health Care Equipment & Supplies	0.3
Tobacco	0.2
Commercial Services & Supplies	0.1
Software	0.1
Aerospace & Defense	0.1
Thrifts & Mortgage Finance	0.1

101.6
Liabilities in excess of other assets	(1.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

22

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$4,267,249	$(4,267,249)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	23

Statement of Assets and Liabilities

as of February 29, 2020

Assets
Investments at value, including securities on loan of $4,267,249:
Unaffiliated investments (cost $260,038,455)	$247,438,254
Affiliated investments (cost $4,459,116)	4,458,988
Dividends and interest receivable	880,173
Receivable for investments sold	504,150
Receivable for Fund shares sold	239,848
Prepaid expenses and other assets	2,842

Total Assets	253,524,255

Liabilities
Payable to broker for collateral for securities on loan	4,327,256
Payable for Fund shares reacquired	870,239
Management fee payable	152,994
Distribution fee payable	87,865
Accrued expenses and other liabilities	73,602
Affiliated transfer agent fee payable	48,703

Total Liabilities	5,560,659

Net Assets	$247,963,596

Net assets were comprised of:
Shares of beneficial interest, at par	$23,115
Paid-in capital in excess of par	263,445,473
Total distributable earnings (loss)	(15,504,992)

Net assets, February 29, 2020	$247,963,596

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($27,768,903 ÷ 2,651,781 shares of beneficial interest issued and outstanding)	$10.47
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price to public	$11.08

Class B
Net asset value, offering price and redemption price per share,
($248,746 ÷ 25,979 shares of beneficial interest issued and outstanding)	$9.58

Class C
Net asset value, offering price and redemption price per share,
($3,007,201 ÷ 314,526 shares of beneficial interest issued and outstanding)	$9.56

Class R
Net asset value, offering price and redemption price per share,
($170,352,069 ÷ 15,799,194 shares of beneficial interest issued and outstanding)	$10.78

Class Z
Net asset value, offering price and redemption price per share,
($46,231,029 ÷ 4,290,068 shares of beneficial interest issued and outstanding)	$10.78

Class R6
Net asset value, offering price and redemption price per share,
($355,648 ÷ 32,996 shares of beneficial interest issued and outstanding)	$10.78

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	25

Statement of Operations

Year Ended February 29, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $78 foreign withholding tax)	$8,682,572
Income from securities lending, net (including affiliated income of $14,819)	56,971
Affiliated dividend income	9,966

Total income	8,749,509

Expenses
Management fee	2,439,521
Distribution fee(a)	1,686,075
Transfer agent’s fees and expenses (including affiliated expense of $291,486)(a)	350,047
Custodian and accounting fees	79,689
Registration fees(a)	66,682
Shareholders’ reports	45,502
Audit fee	25,882
Legal fees and expenses	20,194
Trustees’ fees	15,193
Miscellaneous	27,480

Total expenses	4,756,265
Less: Fee waiver and/or expense reimbursement(a)	(519,038)
Distribution fee waiver(a)	(528,995)

Net expenses	3,708,232

Net investment income (loss)	5,041,277

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,402)	9,214,042
In-kind redemptions	6,144,572

15,358,614

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(2,279))	(47,915,787)

Net gain (loss) on investment transactions	(32,557,173)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(27,515,896)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	98,000	4,158	45,932	1,537,985	—	—
Transfer agent’s fees and expenses	45,815	2,148	6,925	263,411	31,631	117
Registration fees	12,787	6,247	12,787	10,037	12,787	12,037
Fee waiver and/or expense reimbursement	(55,533)	(7,552)	(7,808)	(348,611)	(82,408)	(17,126)
Distribution fee waiver	(16,333)	—	—	(512,662)	—	—

See Notes to Financial Statements.

26

Statements of Changes in Net Assets

	Year Ended February 28/29,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,041,277	$5,840,455
Net realized gain (loss) on investment transactions	15,358,614	18,943,486
Net change in unrealized appreciation (depreciation) on investments	(47,915,787)	(39,368,037)

Net increase (decrease) in net assets resulting from operations	(27,515,896)	(14,584,096)

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,598,931)	(3,384,130)
Class B	(15,778)	(94,348)
Class C	(162,676)	(1,494,084)
Class R	(9,304,627)	(24,117,703)
Class Z	(2,757,675)	(7,296,338)
Class R6	(18,652)	(3,504,322)

	(13,858,339)	(39,890,925)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	20,419,289	34,985,864
Net asset value of shares issued in reinvestment of dividends and distributions	13,790,337	39,680,752
Cost of shares reacquired	(81,021,350)	(72,523,880)

Net increase (decrease) in net assets from Fund share transactions	(46,811,724)	2,142,736

Total increase (decrease)	(88,185,959)	(52,332,285)

Net Assets:
Beginning of year	336,149,555	388,481,840

End of year	$247,963,596	$336,149,555

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	27

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of six funds: PGIM Global Dynamic Bond Fund, PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund, each of which are diversified funds and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Large-Cap Value Fund (the “Fund”).

The investment objective of the Fund is long-term growth of capital.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

28

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be

PGIM QMA Large-Cap Value Fund	29

Notes to Financial Statements (continued)

sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination

30

at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and

PGIM QMA Large-Cap Value Fund	31

Notes to Financial Statements (continued)

distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion and 0.75% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended February 29, 2020.

The Manager has contractually agreed, through June 30, 2021, to waive and/or reimburse up to 0.17% of fees and expenses from the Fund to the extent that the Fund’s net operating

32

expenses (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.80% of the Fund’s average daily assets on an annualized basis. Separately, the Manager has contractually agreed, through June 30, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 2.07% of average daily net assets for Class B shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through June 30, 2021 to limit such expenses to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

For the year ended February 29, 2020, PIMS received $35,375 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended February 29, 2020, PIMS received $904 and $689 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM QMA Large-Cap Value Fund	33

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended February 29, 2020, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended February 29, 2020, were $169,545,497 and $198,082,926, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended February 29, 2020, is presented as follows:

34

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$778,929	$35,126,044	$35,781,028	$—	$—	$123,945	123,945	$9,966
PGIM Institutional Money Market Fund*
11,075,666	103,543,349	110,284,095	(2,279)	2,402	4,335,043	4,335,043	14,819	**

$11,854,595	$138,669,393	$146,065,123	$(2,279)	$2,402	$4,458,988		$24,785

*	The Fund did not have any capital gain distributions during the reporting period.

**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended February 29, 2020, the adjustments were to increase total distributable loss and increase paid-in capital in excess of par by $4,688,370 due to differences in the treatment for book and tax purposes of redemption in-kind. Net investment income (loss), net realized gain (loss) on investment and net assets were not affected by this change.

For the year ended February 29, 2020, the tax character of dividends paid by the Fund were $6,936,508 of ordinary income and $6,921,831 of long-term capital gains. For the year ended February 28, 2019, the tax character of dividends paid by the Fund were $17,866,918 of ordinary income and $22,024,007 of long-term capital gains.

As of February 29, 2020, the accumulated undistributed earnings on a tax basis were $1,089,835 of ordinary income and $337,295 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 29, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$268,829,364	$31,378,728	$(48,310,850)	$(16,932,122)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax reporting.

PGIM QMA Large-Cap Value Fund	35

Notes to Financial Statements (continued)

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 29, 2020 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of February 29, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,369	—%*
Class R	15,799,194	100%

*	Amount represents less than 1% of outstanding shares.

36

At reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	69%	1	18%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2020:
Shares sold	155,461	$1,903,673
Shares issued in reinvestment of dividends and distributions	125,952	1,564,329
Shares reacquired	(518,394)	(6,305,333)

Net increase (decrease) in shares outstanding before conversion	(236,981)	(2,837,331)
Shares issued upon conversion from other share class(es)	625,338	7,740,315
Shares reacquired upon conversion into other share class(es)	(72,147)	(883,391)

Net increase (decrease) in shares outstanding	316,210	$4,019,593

Year ended February 28, 2019:
Shares sold	331,579	$4,468,150
Shares issued in reinvestment of dividends and distributions	270,046	3,293,193
Shares reacquired	(449,038)	(5,658,232)

Net increase (decrease) in shares outstanding before conversion	152,587	2,103,111
Shares issued upon conversion from other share class(es)	179,210	2,360,447
Shares reacquired upon conversion into other share class(es)	(15,112)	(202,263)

Net increase (decrease) in shares outstanding	316,685	$4,261,295

Class B
Year ended February 29, 2020:
Shares sold	1,496	$16,642
Shares issued in reinvestment of dividends and distributions	1,274	14,498
Shares reacquired	(18,828)	(208,290)

Net increase (decrease) in shares outstanding before conversion	(16,058)	(177,150)
Shares reacquired upon conversion into other share class(es)	(22,754)	(253,066)

Net increase (decrease) in shares outstanding	(38,812)	$(430,216)

Year ended February 28, 2019:
Shares sold	8,648	$107,589
Shares issued in reinvestment of dividends and distributions	8,076	91,876
Shares reacquired	(19,204)	(245,890)

Net increase (decrease) in shares outstanding before conversion	(2,480)	(46,425)
Shares reacquired upon conversion into other share class(es)	(14,693)	(185,849)

Net increase (decrease) in shares outstanding	(17,173)	$(232,274)

PGIM QMA Large-Cap Value Fund	37

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended February 29, 2020:
Shares sold	96,241	$1,064,947
Shares issued in reinvestment of dividends and distributions	13,689	155,501
Shares reacquired	(138,036)	(1,544,877)

Net increase (decrease) in shares outstanding before conversion	(28,106)	(324,429)
Shares reacquired upon conversion into other share class(es)	(642,504)	(7,302,574)

Net increase (decrease) in shares outstanding	(670,610)	$(7,627,003)

Year ended February 28, 2019:
Shares sold	91,964	$1,160,722
Shares issued in reinvestment of dividends and distributions	129,746	1,470,293
Shares reacquired	(219,488)	(2,544,456)

Net increase (decrease) in shares outstanding before conversion	2,222	86,559
Shares reacquired upon conversion into other share class(es)	(70,456)	(854,201)

Net increase (decrease) in shares outstanding	(68,234)	$(767,642)

Class R
Year ended February 29, 2020:
Shares sold	862,001	$10,628,985
Shares issued in reinvestment of dividends and distributions	726,924	9,304,627
Shares reacquired	(2,750,971)	(34,391,519)

Net increase (decrease) in shares outstanding	(1,162,046)	$(14,457,907)

Year ended February 28, 2019:
Shares sold	1,758,193	$22,577,040
Shares issued in reinvestment of dividends and distributions	1,911,351	24,117,704
Shares reacquired	(2,803,422)	(38,362,428)

Net increase (decrease) in shares outstanding	866,122	$8,332,316

Class Z
Year ended February 29, 2020:
Shares sold	407,500	$5,049,881
Shares issued in reinvestment of dividends and distributions	213,829	2,732,730
Shares reacquired	(929,264)	(11,614,024)

Net increase (decrease) in shares outstanding before conversion	(307,935)	(3,831,413)
Shares issued upon conversion from other share class(es)	73,943	931,851
Shares reacquired upon conversion into other share class(es)	(22,762)	(288,744)

Net increase (decrease) in shares outstanding	(256,754)	$(3,188,306)

Year ended February 28, 2019:
Shares sold	195,238	$2,605,798
Shares issued in reinvestment of dividends and distributions	573,247	7,203,364
Shares reacquired	(927,494)	(12,161,663)

Net increase (decrease) in shares outstanding before conversion	(159,009)	(2,352,501)
Shares issued upon conversion from other share class(es)	75,253	1,017,305
Shares reacquired upon conversion into other share class(es)	(158,697)	(2,137,617)

Net increase (decrease) in shares outstanding	(242,453)	$(3,472,813)

38

Class R6	Shares	Amount
Year ended February 29, 2020:
Shares sold	147,086	$1,755,161
Shares issued in reinvestment of dividends and distributions	1,459	18,652
Shares reacquired	(2,212,356)	(26,957,307)

Net increase (decrease) in shares outstanding before conversion	(2,063,811)	(25,183,494)
Shares issued upon conversion from other share class(es)	4,601	55,609

Net increase (decrease) in shares outstanding	(2,059,210)	$(25,127,885)

Year ended February 28, 2019:
Shares sold	303,644	$4,066,565
Shares issued in reinvestment of dividends and distributions	275,904	3,504,322
Shares reacquired	(966,033)	(13,551,211)

Net increase (decrease) in shares outstanding before conversion	(386,485)	(5,980,324)
Shares issued upon conversion from other share class(es)	153	2,178

Net increase (decrease) in shares outstanding	(386,332)	$(5,978,146)

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$1,222,500,000*	$900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 29, 2020. The average daily balance for the 33 days that the Fund had loans outstanding during the period was

PGIM QMA Large-Cap Value Fund	39

Notes to Financial Statements (continued)

approximately $703,667, borrowed at a weighted average interest rate of 3.10%. The maximum loan outstanding amount during the period was $3,512,000. At February 29, 2020, the Fund did not have an outstanding loan amount.

8. Redemption In-kind

On June 11, 2019, the Fund settled the redemption of certain fund shares by delivering to an affiliate certain portfolio securities in lieu of cash. The value of such securities was $26,097,827. In-kind redemption gains and losses are excluded from the calculation of the Fund’s taxable gain (loss) for federal income tax purposes.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and

40

modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

11. Subsequent Event

Subsequent to February 29, 2020 the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak.

There are meaningful direct and indirect effects developing particularly with companies in which we invest, which have adversely impacted the valuation of these companies. The Manager will continue to monitor the impact of COVID-19.

PGIM QMA Large-Cap Value Fund	41

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.19	$14.38	$14.47	$11.17	$14.83
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.22	0.17	0.20	0.18
Net realized and unrealized gain (loss) on investment transactions	(1.32)	(0.85)	1.12	3.69	(1.68)
Total from investment operations	(1.11)	(0.63)	1.29	3.89	(1.50)
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.19)	(0.22)	(0.18)
Distributions from net realized gains	(0.37)	(1.31)	(1.19)	(0.37)	(1.98)
Total dividends and distributions	(0.61)	(1.56)	(1.38)	(0.59)	(2.16)
Net asset value, end of year	$10.47	$12.19	$14.38	$14.47	$11.17
Total Return(b):	(9.86)%	(4.14)%	9.57%	35.04%	(11.15)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$27,769	$28,482	$29,039	$26,109	$18,484
Average net assets (000)	$32,667	$29,461	$27,204	$21,438	$21,782
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.13%	1.13%	1.10%	1.07%	1.18%
Expenses before waivers and/or expense reimbursement	1.35%	1.35%	1.32%	1.29%	1.35%
Net investment income (loss)	1.74%	1.66%	1.23%	1.53%	1.32%
Portfolio turnover rate(e)(f)	56%	76%	72%	126%	153%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

42

Class B Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.21	$13.35	$13.54	$10.49	$14.06
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.09	0.05	0.09	0.07
Net realized and unrealized gain (loss) on investment transactions	(1.21)	(0.79)	1.04	3.46	(1.58)
Total from investment operations	(1.12)	(0.70)	1.09	3.55	(1.51)
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.09)	(0.13)	(0.08)
Distributions from net realized gains	(0.37)	(1.31)	(1.19)	(0.37)	(1.98)
Total dividends and distributions	(0.51)	(1.44)	(1.28)	(0.50)	(2.06)
Net asset value, end of year	$9.58	$11.21	$13.35	$13.54	$10.49
Total Return(b):	(10.78)%	(5.02)%	8.66%	34.04%	(11.80)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$249	$726	$1,094	$1,240	$861
Average net assets (000)	$416	$841	$1,232	$976	$1,058
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.07%	2.07%	1.96%	1.82%	1.93%
Expenses before waivers and/or expense reimbursement	3.89%	3.82%	2.94%	1.99%	2.05%
Net investment income (loss)	0.77%	0.72%	0.38%	0.78%	0.56%
Portfolio turnover rate(e)(f)	56%	76%	72%	126%	153%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	43

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.20	$13.34	$13.53	$10.48	$14.05
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	0.06	0.09	0.07
Net realized and unrealized gain (loss) on investment transactions	(1.21)	(0.79)	1.04	3.46	(1.58)
Total from investment operations	(1.13)	(0.68)	1.10	3.55	(1.51)
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.10)	(0.13)	(0.08)
Distributions from net realized gains	(0.37)	(1.31)	(1.19)	(0.37)	(1.98)
Total dividends and distributions	(0.51)	(1.46)	(1.29)	(0.50)	(2.06)
Net asset value, end of year	$9.56	$11.20	$13.34	$13.53	$10.48
Total Return(b):	(10.82)%	(4.88)%	8.72%	34.08%	(11.82)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,007	$11,036	$14,054	$14,187	$10,383
Average net assets (000)	$4,593	$12,883	$13,571	$11,548	$12,575
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.13%	1.91%	1.88%	1.82%	1.93%
Expenses before waivers and/or expense reimbursement	2.30%	2.08%	2.05%	1.99%	2.05%
Net investment income (loss)	0.70%	0.88%	0.46%	0.78%	0.57%
Portfolio turnover rate(e)(f)	56%	76%	72%	126%	153%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

44

Class R Shares
	Year Ended February 28/29,				June 19, 2015(a) through February 29, 2016
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.54	$14.74	$14.79	$11.41	$14.71
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.20	0.15	0.17	0.12
Net realized and unrealized gain (loss) on investment transactions	(1.36)	(0.87)	1.15	3.76	(1.78)
Total from investment operations	(1.17)	(0.67)	1.30	3.93	(1.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.16)	(0.18)	(0.09)
Distributions from net realized gains	(0.37)	(1.31)	(1.19)	(0.37)	(1.55)
Total dividends and distributions	(0.59)	(1.53)	(1.35)	(0.55)	(1.64)
Net asset value, end of period	$10.78	$12.54	$14.74	$14.79	$11.41
Total Return(c):	(10.08)%	(4.34)%	9.41%	34.69%	(11.93)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$170,352	$212,712	$237,199	$244,779	$205,745
Average net assets (000)	$205,065	$226,245	$242,784	$231,775	$214,628
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.33%	1.33%	1.32%	1.32%	1.32% (f)
Expenses before waivers and/or expense reimbursement	1.75%	1.75%	1.74%	1.74%	1.74% (f)
Net investment income (loss)	1.53%	1.47%	1.02%	1.29%	1.31% (f)
Portfolio turnover rate(g)(h)	56%	76%	72%	126%	153%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	45

Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.53	$14.73	$14.78	$11.40	$15.09
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.27	0.22	0.24	0.23
Net realized and unrealized gain (loss) on investment transactions	(1.35)	(0.87)	1.16	3.76	(1.72)
Total from investment operations	(1.09)	(0.60)	1.38	4.00	(1.49)
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.29)	(0.24)	(0.25)	(0.22)
Distributions from net realized gains	(0.37)	(1.31)	(1.19)	(0.37)	(1.98)
Total dividends and distributions	(0.66)	(1.60)	(1.43)	(0.62)	(2.20)
Net asset value, end of year	$10.78	$12.53	$14.73	$14.78	$11.40
Total Return(b):	(9.56)%	(3.77)%	9.94%	35.32%	(10.93)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,231	$56,971	$70,569	$102,843	$86,103
Average net assets (000)	$54,581	$64,057	$75,603	$97,738	$81,282
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.82%	0.86%
Expenses before waivers and/or expense reimbursement	0.95%	0.95%	0.96%	0.99%	1.01%
Net investment income (loss)	2.07%	2.00%	1.53%	1.79%	1.71%
Portfolio turnover rate(e)(f)	56%	76%	72%	126%	153%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

46

Class R6 Shares
	Year Ended February 28/29,		April 26, 2017(a) through February 28, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.53	$14.74	$14.58
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.28	0.19
Net realized and unrealized gain (loss) on investment transactions	(1.35)	(0.89)	1.40
Total from investment operations	(1.09)	(0.61)	1.59
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.29)	(0.24)
Distributions from net realized gains	(0.37)	(1.31)	(1.19)
Total dividends and distributions	(0.66)	(1.60)	(1.43)
Net asset value, end of period	$10.78	$12.53	$14.74
Total Return(c):	(9.56)%	(3.85)%	11.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$356	$26,223	$36,526
Average net assets (000)	$7,619	$31,006	$33,613
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	(f)
Expenses before waivers and/or expense reimbursement	1.02%	0.89%	0.90%	(f)
Net investment income (loss)	2.12%	2.01%	1.54%	(f)
Portfolio turnover rate(g)(h)	56%	76%	72%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions, if any.

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund	47

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Large-Cap Value Fund and Board of Trustees

Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Large-Cap Value Fund (the Fund), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of February 29, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian, transfer agents, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

April 17, 2020

48

Federal Income Tax Information (unaudited)

We are advising you that during the year ended February 29, 2020, the Fund reports the maximum amount allowed per share but not less than $0.35 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 29, 2020, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Large-Cap Value Fund	98.68%	98.32%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2020.

PGIM QMA Large-Cap Value Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Large-Cap Value Fund

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005
Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017
Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Large-Cap Value Fund

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Large-Cap Value Fund

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French 12/22/62 Secretary	Vice President within PGIM Investments LLC (since December 2018 - present) of PGIM Investments; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since October 2006
Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019
Melissa Gonzalez 2/10/80 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020
Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015
Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Large-Cap Value Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Large-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LARGE-CAP VALUE FUND

SHARE CLASS	A	B	C	R	Z	R6
NASDAQ	SUVAX	SUVBX	SUVCX	PRVRX	SUVZX	SUVQX
CUSIP	74440K108	74440K207	74440K306	74440K736	74440K405	74440K538

MF502E

PGIM QMA GLOBAL TACTICAL ALLOCATION FUND

ANNUAL REPORT

FEBRUARY 29, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

This report presents the consolidated results of the PGIM QMA Global Tactical Allocation Fund and the PGIM QMA Global Tactical Allocation Subsidiary, Ltd.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Global Tactical Allocation Fund informative and useful. The report covers performance for the 12-month period that ended February 29, 2020.

The US economy remained healthy throughout the period, with rising corporate profits and strong job growth. The Federal Reserve reduced interest rates three times in an effort to extend the longest domestic economic expansion on record as growth in many regions outside the US weakened. China in particular showed signs of slowing amid trade tensions with the US. China was also the first country hit hard by the coronavirus outbreak late in the period, which left economists worried that global growth may decline in the near term. In early March 2020, the Fed cut rates again to help maintain growth.

Stocks climbed around the globe for most of the period, fueled by the strong US economy and corporate profits, as well as the Fed’s rate reductions. In late February, however, stocks fell on fears that the coronavirus would disrupt supply chains and reduce overall demand for goods and services. While large-cap US stocks posted a gain for the period overall, the significant volatility late in the period contributed to a decline for small-cap US stocks, as well as for equities in developed foreign and emerging markets.

Bonds rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low by the end of the period. Returns were strong worldwide, with gains in the overall US and global bond markets and also in emerging market debt.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Global Tactical Allocation Fund

April 15, 2020

PGIM QMA Global Tactical Allocation Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/29/20
	One Year (%)	Since Inception (%)
Class A
(with sales charges)	–7.22	0.63 (4/21/15)
(without sales charges)	–1.82	1.81 (4/21/15)
Class C
(with sales charges)	–3.47	1.05 (4/21/15)
(without sales charges)	–2.52	1.05 (4/21/15)
Class Z
(without sales charges)	–1.58	2.06 (4/21/15)
Class R6
(without sales charges)	–1.59	2.04 (4/21/15)
Customized Blend Index
	7.72	5.21
Bloomberg Barclays Global Aggregate Bond Hedged Index
	10.22	4.06
MSCI World Index (ND)
	4.63	5.93

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index, Bloomberg Barclays Global Aggregate Bond Hedged Index, and the MSCI World Index (ND) by portraying the initial account values at the commencement of operations of Class Z shares (April 21, 2015) and the account values at the end of the current fiscal year (February 29, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

PGIM QMA Global Tactical Allocation Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Customized Blend Index—The Customized Blend Index is a model portfolio consisting of the MSCI World Index (ND) (50%) and the Bloomberg Barclays Global Aggregate Bond Hedged Index (50%). Each component of the Customized Blend Index is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend Index is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to various Fund segments.

The MSCI World Index (ND) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (ND) consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World Index (ND) is unmanaged and the total return includes the reinvestment of all dividends. The ND version of the MSCI World Index reflects the impact of the maximum withholding taxes on reinvested dividends.

The Bloomberg Barclays Global Aggregate Bond Hedged Index provides a broad-based measure of the global investment-grade fixed rate debt markets. It is comprised of the US Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality, and maturity.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 2/29/20

Top Largest Holdings	Interest Rate	Maturity Date	% of Net Assets
U.S. Treasury Bills	1.526%	04/16/2020	47.4%
U.S. Treasury Bills	1.516%	03/19/2020	21.8%
Dreyfus Treasury Securities Cash Management			11.8%
PGIM Core Ultra Short Bond Fund			11.5%
U.S. Treasury Bills	1.531%	03/19/2020	7.1%
U.S. Treasury Bills	1.531%	03/19/2020	1.8%

Holdings reflect only short-term investments and are subject to change.

PGIM QMA Global Tactical Allocation Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Global Tactical Allocation Fund’s Class Z shares returned –1.58% in the 12-month reporting period that ended February 29, 2020, underperforming the 7.72% return of the Customized Blend Index (the Index). The Index is a model portfolio consisting of the MSCI World Index ND (50%) and the Bloomberg Barclays Global Aggregate Bond Hedged Index (50%).

What were the market conditions?

•

Equity markets reached all-time highs during the reporting period, despite uncertainty surrounding US and China trade negotiations and signs of slowing global growth. However, the markets suffered their worst weekly drop in a decade during the last week of February on concerns about the global spread of the coronavirus and its potential impact on economic growth.

•

US large-cap equities outperformed their mid-cap and small-cap counterparts for the period. Large-cap stocks (as measured by the Russell 1000 Index) gained 7.82%, while mid-cap stocks (as measured by the Russell Midcap Index) gained 2.34% and small-cap stocks (as measured by the Russell 2000 Index) fell 4.92%.

•	Value stocks significantly underperformed growth stocks during the period. The Russell 1000 Growth Index rose 15.11%, outperforming the Russell 1000 Value Index, which rose 0.54%.

What worked?

•	The Fund’s strategic asset allocation to global equities added value, as global equities gained value over the reporting period.

•

The Fund’s bond relative value strategy, which invests opportunistically in global bonds, also contributed to performance. Long positions in Australian and German bonds were the biggest contributors. A long position means the investment manager expects a security to gain in value.

•

Also adding value was the Fund’s country equity relative value strategy, which invests opportunistically in both long and short global equity markets. The largest contributors were a long position in Italy and short positions in Korea and Mexico. A short position means the investment manager expects a security to decline in value.

What didn’t work?

•

The Fund’s tactical asset allocation strategies, which tilt the portfolio based on short-term opportunities across asset classes, detracted from performance. The Fund lost value in equity, US dollar, and commodity positions that were partially offset by the gains in its bond positioning.

8	Visit our website at pgiminvestments.com

•	Also detracting was the Fund’s currency relative value strategy, which invests opportunistically in global currencies. The Fund suffered primarily from a long position in the New Zealand dollar.

•

The Fund’s commodity relative value strategy, which invests opportunistically in commodities, detracted from performance. Positions in softs (i.e., commodities that are grown such as coffee beans or sugar), energy, and precious metals contributed to the decline.

Did the Fund use derivatives?

The Fund is fully invested in derivatives. It uses futures, swaps on futures, and foreign exchange forward contracts to implement QMA’s investment views. The Fund’s use of derivatives, versus owning the direct physical security, had no material impact on performance.

Current outlook

•

The sharp deterioration in market sentiment given concerns around the global COVID-19 pandemic adversely impacted Fund performance in February. This was attributable to our strategic exposure to global equities, which saw substantial declines, as well as risk premia factors in our absolute return strategies that underperformed.

•

Looking forward, unprecedented fiscal and monetary policy support combined with an expected relaxation of existing lock down measures to control the virus over the next few months should see a return to macroeconomic fundamentals as the primary driver of returns in markets. When this occurs we expect our strategies to rebound strongly, as they have in prior episodes of market stress.

PGIM QMA Global Tactical Allocation Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 29, 2020. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account

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value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Global Tactical Allocation Fund		Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$961.70	1.45%	$7.07
	Hypothetical	$1,000.00	$1,017.65	1.45%	$7.27
Class C	Actual	$1,000.00	$957.30	2.20%	$10.71
	Hypothetical	$1,000.00	$1,013.92	2.20%	$11.02
Class Z	Actual	$1,000.00	$962.10	1.20%	$5.85
	Hypothetical	$1,000.00	$1,018.90	1.20%	$6.02
Class R6	Actual	$1,000.00	$962.10	1.20%	$5.85
	Hypothetical	$1,000.00	$1,018.90	1.20%	$6.02

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2020, and divided by the 366 days in the Fund’s fiscal year ended February 29, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Global Tactical Allocation Fund	11

Consolidated Schedule of Investments

as of February 29, 2020

Description			Shares	Value

SHORT-TERM INVESTMENTS 101.4%

AFFILIATED MUTUAL FUND 11.5%
PGIM Core Ultra Short Bond Fund (cost $4,373,156)(w)			4,373,156	$4,373,156

UNAFFILIATED FUND 11.8%
Dreyfus Treasury Securities Cash Management(bb) (cost $4,479,055)			4,479,055	4,479,055

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) 78.1%
U.S. Treasury Bills(h)(k)	1.516%	03/19/20	8,310	8,304,332
U.S. Treasury Bills	1.526	04/16/20	18,100	18,069,880
U.S. Treasury Bills(bb)(k)	1.531	03/19/20	700	699,523
U.S. Treasury Bills(h)(k)	1.531	03/19/20	2,700	2,698,158

TOTAL U.S. TREASURY OBLIGATIONS (cost $29,765,979)				29,771,893

TOTAL INVESTMENTS 101.4% (cost $38,618,190)				38,624,104
Liabilities in excess of other assets(z) (1.4)%				(528,424)

NET ASSETS 100.0%				$38,095,680

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

ASX—Australian Securities Exchange

BIST—Borsa Istanbul Index (Turkish Stock Exhange)

Bovespa—Sao Paulo Stock Exchange

DAX—German Stock Index

FTSE—Financial Times Stock Exchange

IBEX—Spanish Stock Index

JSE—Johannesburg Stock Exchange

KOSPI—Korean Composite Stock Price Index

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	13

Consolidated Schedule of Investments (continued)

as of February 29, 2020

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

MIB—Italian Stock Exchange

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Tresor

OMXS—Nordic Exchange Stockholm Index

OTC—Over-the-counter

PRI—Primary Rate Interface

Q—Quarterly payment frequency for swaps

RBOB—Reformulated Gasoline Blendstock for Oxygen

Blending S&P—Standard & Poor’s

SGX—Singapore Exchange

SPI—Swiss Performance Index

STOXX—Stock Index of the Eurozone

TOPIX—Tokyo Stock Price Index

TSX—Toronto Stock Exchange

ULSD—Ultra-Low Sulfur Diesel

WIG—Warsaw Stock Exchange

WTI—West Texas Intermediate

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security held in the Cayman Subsidiary.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Consolidated Schedule of Investments:

Financial Futures contracts outstanding at February 29, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
58	10 Year Australian Treasury Bonds	Mar. 2020	$5,656,137	$137,919
15	10 Year Euro-Bund	Mar. 2020	2,938,605	62,553
2	10 Year Mini Japanese Government Bonds	Mar. 2020	285,667	1,155
16	ASX SPI 200 Index	Mar. 2020	1,660,937	(107,418)
422	BIST National 30 Index	Apr. 2020	864,556	(83,458)
2	DAX Index	Mar. 2020	652,379	(84,919)
60	Euro STOXX 50 Index	Mar. 2020	2,195,094	(291,515)
45	Euro-OAT	Mar. 2020	8,381,133	102,468
8	FTSE 100 Index	Mar. 2020	669,641	(100,084)
42	FTSE/JSE Top 40 Index	Mar. 2020	1,228,985	(166,016)
9	FTSE/MIB Index	Mar. 2020	1,094,202	(86,837)
11	Hang Seng China Enterprises Index	Mar. 2020	730,911	(14,412)
11	IBEX 35 Index	Mar. 2020	1,055,667	(163,563)
2	Nikkei 225 Index	Mar. 2020	194,836	(27,010)
129	OMXS30 Index	Mar. 2020	2,243,557	(290,614)
107	S&P 500 E-Mini Index	Mar. 2020	15,788,385	(1,391,285)

See Notes to Consolidated Financial Statements.

14

Financial Futures contracts outstanding at February 29, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions (cont’d):
9	TOPIX Index	Mar. 2020	$1,251,205	$(181,507)
23	WIG20 Index	Mar. 2020	205,260	(44,597)

				(2,729,140)

	Short Positions:
78	10 Year Canadian Government Bonds	Jun. 2020	8,293,656	(68,115)
31	10 Year U.K. Gilt	Jun. 2020	5,381,696	(60,453)
17	10 Year U.S. Treasury Notes	Jun. 2020	2,290,750	(37,216)
63	Mexican Bolsa Index	Mar. 2020	1,331,440	108,484
32	MSCI Taiwan Stock Index	Mar. 2020	1,347,520	57,215
12	S&P/TSX 60 Index	Mar. 2020	1,736,547	115,463
35	SGX Nifty 50 Index	Mar. 2020	781,690	48,291

				163,669

				$(2,565,471)

Commodity Futures contracts outstanding at February 29, 2020(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation Depreciation
	Long Positions:
7	Copper	May 2020	$444,500	$(8,466)
26	Cotton No. 2	May 2020	799,370	(103,740)
23	Lean Hogs	Apr. 2020	572,930	(18,885)
7	Live Cattle	Apr. 2020	301,210	(37,047)
16	LME Zinc	Mar. 2020	805,200	(53,579)
31	Natural Gas	Apr. 2020	522,040	(89,201)
25	Sugar #11 (World)	May 2020	395,920	(26,674)
1	WTI Crude	Apr. 2020	44,760	(6,192)

				(343,784)

	Short Positions:
2	Coffee ’C’	May 2020	83,513	(5,481)
28	Corn	May 2020	515,550	16,393
9	Gasoline RBOB	Apr. 2020	560,498	104,616
3	Gold 100 OZ	Apr. 2020	470,010	17,213
11	LME Nickel	Mar. 2020	805,266	54,665
5	LME PRI Aluminum	Mar. 2020	210,688	2,547
4	Mini Gold	Apr. 2020	201,478	11,258
8	Mini Silver	May 2020	131,656	12,946
3	No. 2 Soft Red Winter Wheat	May 2020	78,750	650
5	NY Harbor ULSD	Apr. 2020	310,233	47,821

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	15

Consolidated Schedule of Investments (continued)

as of February 29, 2020

Commodity Futures contracts outstanding at February 29, 2020(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation Depreciation
	Short Positions (cont’d):
5	Silver	May 2020	$411,425	$49,013
16	Soybean	May 2020	714,200	4,566
51	Soybean Oil	May 2020	877,608	58,788

				374,995

				$31,211

(1)	Represents positions held in the Cayman Subsidiary.

Forward foreign currency exchange contracts outstanding at February 29, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	AUD	8,750	$6,003,721	$5,702,995	$—	$(300,726)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	AUD	6,300	4,252,981	4,106,157	—	(146,824)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	AUD	250	172,642	162,942	—	(9,700)
British Pound,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	GBP	1,250	1,644,060	1,603,605	—	(40,455)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	GBP	1,100	1,406,117	1,411,173	5,056	—
Expiring 03/18/20	Morgan Stanley Capital Services LLC	GBP	600	778,714	769,730	—	(8,984)
Canadian Dollar,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CAD	9,300	7,018,465	6,928,824	—	(89,641)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CAD	3,400	2,564,131	2,533,118	—	(31,013)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CAD	1,050	800,806	782,286	—	(18,520)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CAD	750	574,245	558,776	—	(15,469)

See Notes to Consolidated Financial Statements.

16

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	EUR	2,800	$3,128,084	$3,094,948	$—	$(33,136)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	EUR	2,500	2,787,304	2,763,346	—	(23,958)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	EUR	750	839,443	829,004	—	(10,439)
Japanese Yen,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	JPY	330,000	3,050,858	3,062,918	12,060	—
Expiring 03/18/20	Morgan Stanley Capital Services LLC	JPY	75,000	682,872	696,118	13,246	—
New Zealand Dollar,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NZD	7,850	5,174,320	4,907,678	—	(266,642)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NZD	4,050	2,625,028	2,531,986	—	(93,042)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NZD	650	427,350	406,369	—	(20,981)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NZD	450	297,581	281,332	—	(16,249)
Norwegian Krone,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NOK	55,500	6,271,783	5,899,488	—	(372,295)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NOK	15,750	1,748,038	1,674,179	—	(73,859)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NOK	4,250	480,194	451,763	—	(28,431)
Swedish Krona,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	SEK	39,500	4,194,118	4,114,649	—	(79,469)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	SEK	38,500	4,123,755	4,010,481	—	(113,274)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	SEK	10,750	1,110,547	1,119,810	9,263	—
Swiss Franc,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CHF	2,000	2,054,228	2,075,949	21,721	—
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CHF	1,150	1,191,000	1,193,671	2,671	—

				$65,402,385	$63,673,295	64,017	(1,793,107)

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	17

Consolidated Schedule of Investments (continued)

as of February 29, 2020

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Unrealized	Appreciation Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	AUD	11,150	$7,658,023	$7,267,245	$390,778	$—
Expiring 03/18/20	Morgan Stanley Capital Services LLC	AUD	7,000	4,807,793	4,562,396	245,397	—
British Pound,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	GBP	700	918,584	898,020	20,564	—
Expiring 03/18/20	Morgan Stanley Capital Services LLC	GBP	400	526,657	513,153	13,504	—
Canadian Dollar,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CAD	3,150	2,419,417	2,346,860	72,557	—
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CAD	1,900	1,415,371	1,415,566	—	(195)
Euro,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	EUR	3,050	3,332,128	3,371,283	—	(39,155)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	EUR	400	448,029	442,135	5,894	—
Japanese Yen,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	JPY	600,000	5,538,555	5,568,942	—	(30,387)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	JPY	200,000	1,836,151	1,856,314	—	(20,163)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	JPY	25,000	228,278	232,039	—	(3,761)
New Zealand Dollar,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NZD	4,700	3,119,921	2,938,354	181,567	—
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NZD	3,000	1,860,291	1,875,545	—	(15,254)
Norwegian Krone,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NOK	45,250	4,961,568	4,809,942	151,626	—
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NOK	40,750	4,423,960	4,331,606	92,354	—
Swedish Krona,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	SEK	49,000	5,197,677	5,104,249	93,428	—
Expiring 03/18/20	Morgan Stanley Capital Services LLC	SEK	47,750	4,965,647	4,974,039	—	(8,392)

See Notes to Consolidated Financial Statements.

18

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 03/18/20	Morgan Stanley Capital Services LLC	SEK	2,250	$238,802	$234,379	$4,423	$—
Swiss Franc,
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CHF	3,900	3,966,882	4,048,102	—	(81,220)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CHF	1,850	1,898,888	1,920,253	—	(21,365)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CHF	550	573,025	570,886	2,139	—

				$60,335,647	$59,281,308	1,274,231	(219,892)

						$1,338,248	$(2,012,999)

Total return swap agreements outstanding at February 29, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Bovespa Index Futures(Q)	—	Credit Suisse Securities (Europe) Limited	4/15/20	BRL	3,268	$(77,982)	$—	$(77,982)
KOSPI 200 Index Futures(Q)	—	Credit Suisse Securities (Europe) Limited	3/12/20	KRW	(679,296)	63,099	—	63,099
Swiss Market Index Futures(Q)	—	Credit Suisse Securities (Europe) Limited	3/20/20	CHF	(2,196)	261,990	—	261,990

						$247,107	$—	$247,107

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	19

Consolidated Schedule of Investments (continued)

as of February 29, 2020

Balance Reported in the Statement of Assets and Liabilities for OTC Swap Agreements Table:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$325,089	$(77,982)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley and Co. LLC	$3,632	$3,597,545

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 29, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Fund	$4,373,156	$—	$—
Unaffiliated Fund	4,479,055	—	—
U.S. Treasury Obligations	—	29,771,893	—

Total	$8,852,211	$29,771,893	$—

Other Financial Instruments*
Assets
Financial Futures Contracts.	$633,548	$—	$—
Commodity Futures Contracts	380,476	—	—
OTC Forward Foreign Currency Exchange Contracts.	—	1,338,248	—
OTC Total Return Swap Agreements	—	325,089	—

Total	$1,014,024	$1,663,337	$—

Liabilities
Financial Futures Contracts.	$(3,199,019)	$—	$—
Commodity Futures Contracts	(349,265)	—	—

See Notes to Consolidated Financial Statements.

20

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$(2,012,999)	$—
OTC Total Return Swap Agreement	—	(77,982)	—

Total	$(3,548,284)	$(2,090,981)	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Fund Composition:

The fund composition of investments (excluding derivatives) and liabilities in excess of other assets shown as a percentage of net assets as of February 29, 2020 were as follows (unaudited):

U.S. Treasury Obligations	78.1%
Unaffiliated Fund	11.8
Affiliated Mutual Fund	11.5

101.4
Liabilities in excess of other assets	(1.4)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 29, 2020 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker- variation margin futures	$380,476	*	Due from/to broker- variation margin futures	$349,265	*

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	21

Consolidated Schedule of Investments (continued)

as of February 29, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker- variation margin futures	$329,453	*	Due from/to broker- variation margin futures	$3,033,235	*
Equity contracts	Unrealized appreciation on OTC swap agreements	325,089		Unrealized depreciation on OTC swap agreements	77,982
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,338,248		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,012,999
Interest rate contracts	Due from/to broker- variation margin futures	304,095	*	Due from/to broker- variation margin futures	165,784	*

		$2,677,361			$5,639,265

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended February 29, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$(488,815)	$—	$—
Equity contracts	4,086,395	—	(205,588)
Foreign exchange contracts	—	(172,368)	—
Interest rate contracts	219,631	—	—

Total	$3,817,211	$(172,368)	$(205,588)

See Notes to Consolidated Financial Statements.

22

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$(92,351)	$—	$—
Equity contracts	(4,010,468)	—	378,259
Foreign exchange contracts	$—	$(873,496)	$—
Interest rate contracts	162,900	—	—

Total	$(3,939,919)	$(873,496)	$378,259

For the year ended February 29, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$60,448,468	$32,003,281	$37,365,553

	Forward Foreign Currency Exchange Contracts— Sold(2)
	$34,387,512

	Total Return Swap Agreements(1)
	$2,752,617

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	23

Consolidated Schedule of Investments (continued)

as of February 29, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Credit Suisse Securities (Europe) Limited	$325,089	$(77,982)	$247,107	$—	$247,107
Morgan Stanley Capital Services LLC	1,338,248	(2,012,999)	(674,751)	519,583	(155,168)

	$1,663,337	$(2,090,981)	$(427,644)	$519,583	$91,939

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Consolidated Financial Statements.

24

Consolidated Statement of Assets and Liabilities

as of February 29, 2020

Assets
Investments at value:
Unaffiliated investments (cost $34,245,034)	$34,250,948
Affiliated investments (cost $4,373,156)	4,373,156
Foreign currency, at value (cost $953,596)	948,208
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,338,248
Unrealized appreciation on OTC swap agreements	325,089
Dividends and interest receivable	5,193
Deposit with broker for centrally cleared/exchange-traded derivatives	3,632
Receivable for investments sold	2,504
Receivable for Fund shares sold	1,926
Prepaid expenses	644

Total Assets	41,249,548

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,012,999
Due to broker—variation margin futures	859,086
Payable for Fund shares reacquired	116,684
Unrealized depreciation on OTC swap agreements	77,982
Accrued expenses and other liabilities	64,900
Management fee payable	21,278
Distribution fee payable	625
Affiliated transfer agent fee payable	314

Total Liabilities	3,153,868

Net Assets	$38,095,680

Net assets were comprised of:
Shares of beneficial interest, at par	$4,227
Paid-in capital in excess of par	41,871,998
Total distributable earnings (loss)	(3,780,545)

Net assets, February 29, 2020	$38,095,680

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	25

Consolidated Statement of Assets and Liabilities

as of February 29, 2020

Class A
Net asset value, and redemption price per share,
($1,454,965 ÷ 162,016 shares of beneficial interest issued and outstanding)	$8.98
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price to public	$9.50

Class C
Net asset value, offering price and redemption price per share,
($365,866 ÷ 41,526 shares of beneficial interest issued and outstanding)	$8.81

Class Z
Net asset value, offering price and redemption price per share,
($3,157,731 ÷ 349,992 shares of beneficial interest issued and outstanding)	$9.02

Class R6
Net asset value, offering price and redemption price per share,
($33,117,118 ÷ 3,673,550 shares of beneficial interest issued and outstanding)	$9.02

See Notes to Consolidated Financial Statements.

26

Consolidated Statement of Operations

Year Ended February 29, 2020

Net Investment Income (Loss)
Income
Interest income	$592,677
Affiliated dividend income	134,677
Unaffiliated dividend income	73,569

Total income	800,923

Expenses
Management fee	490,880
Distribution fee(a)	7,401
Custodian and accounting fees	117,480
Registration fees(a)	52,928
Audit fee	50,195
Shareholders’ reports	23,847
Legal fees and expenses	22,445
Trustees’ fees	10,790
Transfer agent’s fees and expenses (including affiliated expense of $1,683)(a)	8,231
Miscellaneous	19,115

Total expenses	803,312
Less: Fee waiver and/or expense reimbursement(a)	(318,416)
Distribution fee waiver(a)	(727)

Net expenses	484,169

Net investment income (loss)	316,754

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	170
Futures transactions	3,817,211
Forward currency contract transactions	(172,368)
Swap agreement transactions	(205,588)
Foreign currency transactions	21,017

3,460,442

Net change in unrealized appreciation (depreciation) on:
Investments	8,532
Futures	(3,939,919)
Forward currency contracts	(873,496)
Swap agreements	378,259
Foreign currencies	(3,174)

(4,429,798)

Net gain (loss) on investment and foreign currency transactions	(969,356)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(652,602)

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	27

Consolidated Statement of Operations

Year Ended February 29, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	4,364	3,037	—	—
Registration fees	13,232	13,232	13,232	13,232
Transfer agent’s fees and expenses	2,503	545	5,134	49
Fee waiver and/or expense reimbursement	(25,141)	(15,836)	(38,749)	(238,690)
Distribution fee waiver	(727)	—	—	—

See Notes to Consolidated Financial Statements.

28

Consolidated Statements of Changes in Net Assets

	Year Ended February 28/29,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$316,754	$262,756
Net realized gain (loss) on investment and foreign currency transactions	3,460,442	(1,473,533)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,429,798)	1,469,891

Net increase (decrease) in net assets resulting from operations	(652,602)	259,114

Dividends and Distributions
Distributions from distributable earnings
Class A	(60,569)	(45,891)
Class C	(10,673)	(6,561)
Class Z	(153,114)	(14,613)
Class R6	(1,618,297)	(1,741,499)

	(1,842,653)	(1,808,564)

Fund share transactions
Net proceeds from shares sold	1,876,841	3,643,781
Net asset value of shares issued in reinvestment of dividends and distributions	1,842,429	1,808,473
Cost of shares reacquired	(816,939)	(691,005)

Net increase (decrease) in net assets from Fund share transactions	2,902,331	4,761,249

Total increase (decrease)	407,076	3,211,799

Net Assets:
Beginning of year	37,688,604	34,476,805

End of year	$38,095,680	$37,688,604

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	29

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of six funds: PGIM Global Dynamic Bond Fund, PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund, each of which are diversified funds and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act. These consolidated financial statements relate only to the PGIM QMA Global Tactical Allocation Fund (the “Fund”).

The investment objective of the Fund is to seek long-term risk adjusted total return.

The Fund wholly owns and controls the PGIM QMA Global Tactical Allocation Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations (except as discussed below), and follows the same compliance policies and procedures as the Fund. The consolidated financial statements of the Fund include the financial results of the Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment objective as the Fund. The Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

30

The Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools in accordance with Commodity Futures Trading Commission rule amendments.

As of February 29, 2020, the Subsidiary had net assets of $5,234,757 representing 13.7% of the Fund’s net assets.

1. Accounting Policies

The Fund and the Subsidiary (collectively hereafter, the “Fund”) follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Consolidated Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable

PGIM QMA Global Tactical Allocation Fund	31

Notes to Consolidated Financial Statements (continued)

exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain

32

derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

PGIM QMA Global Tactical Allocation Fund	33

Notes to Consolidated Financial Statements (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and

34

Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs). The Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets.The use of futures transactions involves the risk of imperfect

PGIM QMA Global Tactical Allocation Fund	35

Notes to Consolidated Financial Statements (continued)

correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Consolidated Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Consolidated Schedule of Investments.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net

36

basis and all amounts are presented on a gross basis on the Consolidated Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Consolidated Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Consolidated Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on consolidated financial statements.

As of February 29, 2020, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

PGIM QMA Global Tactical Allocation Fund	37

Notes to Consolidated Financial Statements (continued)

Forward currency contracts, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

38

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.10% of the Fund’s average daily net assets up to and including $1 billion,

1.08% of the next $2 billion, 1.06% of the next $2 billion, 1.05% of the next $5 billion and

1.04% of average daily net assets in excess of $10 billion (including the Subsidiary). The effective consolidated management fee rate before any waivers and/or expense reimbursements was 1.23% for the reporting period ended February 29, 2020.

The Manager has contractually agreed, through June 30, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.45% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class Z shares, and 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal

PGIM QMA Global Tactical Allocation Fund	39

Notes to Consolidated Financial Statements (continued)

year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Subsidiary will pay the Manager a monthly fee at the annual rate of 1.10% of the Subsidiary’s average daily net assets up to and including $1 billion, 1.08% on the next $2 billion of average daily net assets, 1.06% on the next $2 billion of average daily net assets, 1.05% on the next $5 billion of average daily net assets and 1.04% on the average daily net assets in excess of $10 billion. The Manager has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver may not be terminated without prior approval of the Fund’s Board of Trustees as long as the Fund remains invested in the Subsidiary or intends to invest in the Subsidiary. The Manager also has entered into a separate Subadvisory Agreement with QMA relating to the Subsidiary.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through June 30, 2021 to limit such expenses to 0.25% of the average daily net assets of the Class A shares.

For the year ended February 29, 2020, PIMS received $12,600 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended February 29, 2020, PIMS received and $107 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

40

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended February 29, 2020, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

There were no purchases or sales of portfolio securities, other than short-term investments, for the year ended February 29, 2020.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended February 29, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$5,516,112	$87,649,458	$88,792,414	$—	$—	$4,373,156	4,373,156	$134,677

*	The Fund did not have any capital gain distributions during the reporting period.

PGIM QMA Global Tactical Allocation Fund	41

Notes to Consolidated Financial Statements (continued)

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended February 29, 2020, the tax character of dividends paid by the Fund were $1,223,441 of ordinary income and $619,212 of long-term capital gains. For the year ended February 28, 2019, the tax character of dividends paid by the Fund were $1,248,220 of ordinary income and $560,344 of long-term capital gains.

As of February 29, 2020, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 29, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$38,201,487	$3,993,425	$(6,532,712)	$(2,539,287)

The difference between book basis and tax basis was primarily attributable to appreciation (depreciation) of foreign currency, mark-to-market of futures contracts and the tax treatment of the investment in the Subsidiary.

The Fund utilized approximately $660,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 29, 2020.

The Fund elected to treat post-October capital losses of approximately $358,000 and late year losses of approximately $808,000 as having been incurred in the following fiscal year (February 28, 2021).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 29, 2020 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of

42

Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of February 29, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class C	1,194	3%
Class Z	1,224	— %*
Class R6	3,673,550	100%

*	Amount represents less than 1% of outstanding shares.

At reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	87%	—	—%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2020:
Shares sold	44,609	$435,224
Shares issued in reinvestment of dividends and distributions	6,243	60,432
Shares reacquired	(30,651)	(300,294)

Net increase (decrease) in shares outstanding	20,201	$195,362

Year ended February 28, 2019:
Shares sold	81,256	$783,653
Shares issued in reinvestment of dividends and distributions	4,707	45,800
Shares reacquired	(21,435)	(198,752)

Net increase (decrease) in shares outstanding	64,528	$630,701

PGIM QMA Global Tactical Allocation Fund	43

Notes to Consolidated Financial Statements (continued)

Class C	Shares	Amount
Year ended February 29, 2020:
Shares sold	26,969	$259,500
Shares issued in reinvestment of dividends and distributions	1,121	10,674
Shares reacquired	(7,475)	(72,133)

Net increase (decrease) in shares outstanding	20,615	$198,041

Year ended February 28, 2019:
Shares sold	18,789	$175,074
Shares issued in reinvestment of dividends and distributions	686	6,561
Shares reacquired	(6,691)	(64,169)

Net increase (decrease) in shares outstanding before conversion	12,784	117,466
Shares reacquired upon conversion into other share class(es)	(1,282)	(12,337)

Net increase (decrease) in shares outstanding	11,502	$105,129

Class Z
Year ended February 29, 2020:
Shares sold	120,205	$1,182,117
Shares issued in reinvestment of dividends and distributions	15,743	153,026
Shares reacquired	(46,296)	(444,512)

Net increase (decrease) in shares outstanding	89,652	$890,631

Year ended February 28, 2019:
Shares sold	280,180	$2,685,054
Shares issued in reinvestment of dividends and distributions	1,496	14,613
Shares reacquired	(45,814)	(428,084)

Net increase (decrease) in shares outstanding before conversion	235,862	2,271,583
Shares issued upon conversion from other share class(es)	1,250	12,337

Net increase (decrease) in shares outstanding	237,112	$2,283,920

Class R6
Year ended February 29, 2020:
Shares issued in reinvestment of dividends and distributions	166,492	$1,618,297

Net increase (decrease) in shares outstanding	166,492	$1,618,297

Year ended February 28, 2019:
Shares issued in reinvestment of dividends and distributions	178,249	$1,741,499

Net increase (decrease) in shares outstanding	178,249	$1,741,499

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

44

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended February 29, 2020.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in Fund’s Prospectus, is not subject to all the investor protections of the 1940 Act. The IRS has proposed regulations that if finalized in current form would require the Subsidiary to distribute its income on an annual basis in order for such income to be considered qualifying Regulated Investment Company (“RIC”) income for tax purposes. Changes in the laws of the Cayman Islands, under which the Subsidiary is incorporated, could result in the inability of the Fund to effect its desired commodity investment strategy.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC

PGIM QMA Global Tactical Allocation Fund	45

Notes to Consolidated Financial Statements (continued)

derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a

46

non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

10. Subsequent Event

Subsequent to February 29, 2020 the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak.

There are meaningful direct and indirect effects developing particularly with companies in which we invest, which have adversely impacted the valuation of these companies. The Manager will continue to monitor the impact of COVID-19.

PGIM QMA Global Tactical Allocation Fund	47

Consolidated Financial Highlights

Class A Shares
	Year Ended February 28/29,				April 21, 2015(a) through February 29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.54	$10.00	$9.91	$9.24	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.05	(0.06)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.20)	0.01	0.87	1.03	(0.64)
Total from investment operations	(0.14)	0.06	0.81	0.92	(0.76)
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	-	-	(0.25)	-
Distributions from net realized gains	(0.25)	(0.52)	(0.72)	-	-
Total dividends and distributions	(0.42)	(0.52)	(0.72)	(0.25)	-
Net asset value, end of period	$8.98	$9.54	$10.00	$9.91	$9.24
Total Return(c):	(1.82)%	0.53%	8.51%	10.25%	(7.60)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,455	$1,353	$773	$452	$127
Average net assets (000)	$1,455	$1,088	$620	$359	$57
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.45%	1.46%	1.50%	1.50%	1.50%	(f)
Expenses before waivers and/or expense reimbursement	3.23%	3.70%	4.31%	2.85%	4.00%	(f)
Net investment income (loss)	0.56%	0.54%	(0.58)%	(1.17)%	(1.45)%	(f)
Portfolio turnover rate(g)	0%	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

48

Class C Shares
	Year Ended February 28/29,				April 21, 2015(a) through February 29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.31	$9.85	$9.85	$9.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.14)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.19)	- (c)	0.86	1.04	(0.64)
Total from investment operations	(0.21)	(0.02)	0.72	0.86	(0.82)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	-	-	(0.19)	-
Distributions from net realized gains	(0.25)	(0.52)	(0.72)	-	-
Total dividends and distributions	(0.29)	(0.52)	(0.72)	(0.19)	-
Net asset value, end of period	$8.81	$9.31	$9.85	$9.85	$9.18
Total Return(d):	(2.52)%	(0.31)%	7.63%	9.57%	(8.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$366	$195	$93	$95	$77
Average net assets (000)	$304	$137	$88	$85	$63
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	2.20%	2.21%	2.25%	2.25%	2.25%	(g)
Expenses before waivers and/or expense reimbursement	7.41%	14.14%	15.86%	3.58%	5.08%	(g)
Net investment income (loss)	(0.25)%	(0.20)%	(1.38)%	(1.93)%	(2.20)%	(g)
Portfolio turnover rate(h)	0%	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	49

Consolidated Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,				April 21, 2015(a) through February 29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.60	$10.03	$9.94	$9.25	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.09	(0.03)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.20)	- (c)	0.86	1.05	(0.65)
Total from investment operations	(0.12)	0.09	0.83	0.96	(0.75)
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	-	(0.02)	(0.27)	-
Distributions from net realized gains	(0.25)	(0.52)	(0.72)	-	-
Total dividends and distributions	(0.46)	(0.52)	(0.74)	(0.27)	-
Net asset value, end of period	$9.02	$9.60	$10.03	$9.94	$9.25
Total Return(d):	(1.58)%	0.84%	8.68%	10.70%	(7.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,158	$2,499	$233	$119	$20
Average net assets (000)	$3,096	$1,074	$170	$71	$13
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.25%	1.25%	1.25%	(g)
Expenses before waivers and/or expense reimbursement	2.45%	3.43%	8.69%	2.54%	3.97%	(g)
Net investment income (loss)	0.79%	0.99%	(0.32)%	(0.91)%	(1.20)%	(g)
Portfolio turnover rate(h)	0%	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

50

Class R6 Shares
	Year Ended February 28/29,				April 21, 2015(a) through February 29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.59	$10.03	$9.94	$9.25	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	(0.04)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.19)	0.01	0.87	1.05	(0.65)
Total from investment operations	(0.11)	0.08	0.83	0.96	(0.75)
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	-	(0.02)	(0.27)	-
Distributions from net realized gains	(0.25)	(0.52)	(0.72)	-	-
Total dividends and distributions	(0.46)	(0.52)	(0.74)	(0.27)	-
Net asset value, end of period	$9.02	$9.59	$10.03	$9.94	$9.25
Total Return(c):	(1.59)%	0.73%	8.69%	10.70%	(7.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,117	$33,642	$33,378	$30,718	$27,769
Average net assets (000)	$34,937	$33,534	$31,730	$28,961	$28,796
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.20%	1.21%	1.25%	1.25%	1.25%(f)
Expenses before waivers and/or expense reimbursement	1.88%	1.92%	2.10%	2.38%	3.33% (f)
Net investment income (loss)	0.82%	0.74%	(0.36)%	(0.93)%	(1.20)% (f)
Portfolio turnover rate(g)	0%	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund	51

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Global Tactical Allocation Fund

and Board of Trustees Prudential Investment Portfolios 3:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of PGIM QMA Global Tactical Allocation Fund and subsidiary (the Fund), a series of Prudential Investment Portfolios 3, including the consolidated schedule of investments, as of February 29, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years or periods indicated therein. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian, transfer agents, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

April 17, 2020

52

Tax Information (unaudited)

We are advising you that during the year ended February 29, 2020, the Fund reports the maximum amount allowed per share but not less than $0.15 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 29, 2020, the Fund reports the maximum amount allowable but not less than 23.61% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 23.61% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

PGIM QMA Global Tactical Allocation Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Global Tactical Allocation Fund

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005
Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017
Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Global Tactical Allocation Fund

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Global Tactical Allocation Fund

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019 – Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French 12/22/62 Secretary	Vice President within PGIM Investments LLC (since December 2018 – present) of PGIM Investments; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since October 2006
Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019
Melissa Gonzalez 2/10/80 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020
Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015
Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Global Tactical Allocation Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Global Tactical Allocation Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA GLOBAL TACTICAL ALLOCATION FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PTALX	PTCLX	PTZLX	PTQLX
CUSIP	74440K728	74440K710	74440K686	74440K694

MF227E

PGIM STRATEGIC BOND FUND

ANNUAL REPORT

FEBRUARY 29, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Strategic Bond Fund informative and useful. The report covers performance for the 12-month period ended February 29, 2020.

The US economy remained healthy throughout the period, with rising corporate profits and strong job growth. The Federal Reserve reduced interest rates three times in an effort to extend the longest domestic economic expansion on record as growth in many regions outside the US weakened. China in particular showed signs of slowing amid trade tensions with the US. China was also the first country hit hard by the coronavirus outbreak late in the period, which left economists worried that global growth may decline in the near term. In early March 2020, the Fed cut rates again to help maintain growth.

Stocks climbed around the globe for most of the period, fueled by the strong US economy and corporate profits, as well as the Fed’s rate reductions. In late February, however, stocks fell on fears that the coronavirus would disrupt supply chains and reduce overall demand for goods and services. While large-cap US stocks posted a gain for the period overall, the significant volatility late in the period contributed to a decline for small-cap US stocks, as well as for equities in developed foreign and emerging markets.

Bonds rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low by the end of the period. Returns were strong worldwide, with gains in the overall US and global bond markets and also in emerging market debt.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Strategic Bond Fund

April 15, 2020

PGIM Strategic Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/29/20
	One Year (%)	Since Inception (%)
Class A
(with sales charges)	6.82	5.66 (7/9/15)
(without sales charges)	10.41	6.41 (7/9/15)
Class C
(with sales charges)	8.47	5.58 (7/9/15)
(without sales charges)	9.47	5.58 (7/9/15)
Class Z
(without sales charges)	10.73	6.72 (7/9/15)
Class R6
(without sales charges)	10.75	6.86 (4/26/17)
Bloomberg Barclays Intermediate US Aggregate Bond Index
	8.41	—

Average Annual Total Returns as of 2/29/20 Since Inception (%)
Class A (7/9/15)	Class C (7/9/15)	Class Z (7/9/15)	Class R6 (4/26/17)
Bloomberg Barclays Intermediate US Aggregate Bond Index
3.18	3.18	3.18	3.89

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Intermediate US Aggregate Bond Index by portraying the initial account values at the beginning of the period for Class Z shares (July 9, 2015) and the account values at the end of the current fiscal year (February 29, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

PGIM Strategic Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	For purchases prior to July 15, 2019: 4.50% of public offering price. For purchases on/after July 15, 2019: 3.25% of public offering price.	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)

For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase.

For purchases on/after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase.

		1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays Intermediate US Aggregate Bond Index—The Bloomberg Barclays Intermediate US Aggregate Bond Index is the intermediate component of the Bloomberg Barclays US Aggregate Bond Index, which is unmanaged and represents securities that are SEC registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with maturities from 1 year up to, but not including, 10 years for all sectors except for Securitized, which does not have a maximum weighted average maturity or remaining average life constraint.

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Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Credit Quality expressed as a percentage of total investments as of 2/29/20 (%)
AAA	27.9
AA	3.0
A	6.8
BBB	15.2
BB	14.2
B	15.9
CCC	3.1
CC	–0.1
Not Rated	8.5
Cash/Cash Equivalents	5.5
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 2/29/20
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.65	3.13	3.05
Class C	0.57	2.50	2.42
Class Z	0.69	3.79	3.44
Class R6	0.69	3.81	3.72

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Strategic Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Strategic Bond Fund’s Class Z shares returned 10.73% in the 12-month reporting period that ended February 29, 2020, outperforming the 8.41% return of the Bloomberg Barclays Intermediate US Aggregate Bond Index (the Index).

What were the market conditions?

•

The 2019 second-quarter collapse in developed market government bond yields seemingly confirmed a trend of mounting economic disappointment where growth and inflation simply remain too low. As G3 interest rate markets fell for the third consecutive quarter and pointed to the need for more central bank accommodation, the actual tipping points for the institutions varied. The European Central Bank (ECB) was struck by the market’s drop in inflation expectations, while the Federal Reserve (the Fed) and Bank of Japan moved to easing biases as US-China trade tensions flared. Although no G3 central bank actually took action, the ECB and the Fed certainly appeared poised to act over the balance of the year, if not in the third quarter. While US-China trade tensions led to a pronounced hiccup in the risk markets in May, they recovered by quarter-end, leaving returns for equities and the riskier fixed income sectors in positive territory for the second quarter and even stronger year-to-date, thanks to a banner first quarter. The return bounty certainly belied what many considered to be low levels of yields and spreads at the beginning of 2019.

•

Positive total returns continued to accrue across the fixed income sectors in the third quarter of 2019, leading to some eye-popping double-digit gains through the end of the quarter. Yet, if bonds had managed to thrive in the environment of economic and policy uncertainty, one only needs to recall a year earlier—the fourth quarter of 2018—for a reminder of how quickly market sentiment could change. Developed market rates took another leg down in the third quarter as central banks collectively eased policies to counter signs of mounting global economic weakness and uncertainty. It was the second consecutive quarter of double-digit basis-point declines for US and German 10-year yields, while the Japanese 10-year yield also fell deeper into negative territory. (One basis point equals 0.01%.)

•

All fixed income sectors posted positive total returns in 2019 as the Fed cut interest rates three times, spreads tightened, and Treasury yields declined throughout the year. Some of the top-performing sectors included US long investment-grade corporates, emerging markets hard currency debt, US investment-grade corporates, and US high yield bonds. For some time, long-term developed market interest rates had been low and range-bound, while credit spreads had been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, had resulted in sizable returns in three out of the last four calendar years.

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•

At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global tech cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced, as possible upside risks came into view. But the coronavirus then made headlines in January, with person-to-person transmission reported on January 20, marking a turning point. Since then, as the number of cases and death toll tragically escalated, the Chinese government imposed massive quarantines, companies shuttered operations, and widespread disruption of economic activity ensued. Forecasters had been marking down economic projections, particularly for China, but also, to a lesser degree, its trading partners. First-quarter gross domestic product growth in many other countries in the region is expected to take a hit, given supply chain disruptions and sharply curtailed tourism and other travel. Meanwhile, the sharp drop in energy and other commodity prices since the start of the year also negatively impacted incomes in those sectors.

•

During February 2020, the final month of the reporting period, the coronavirus outbreak replaced trade tension as the major global market focal point. Negative investor sentiment surrounding the virus’s impact on synchronized global growth, as well as increased expectations of dovish central bank monetary policy, sent safe-haven government bond yields surging downward. Treasuries yields decreased across the curve, as the 10-year rate rallied 36 basis points and the 30-year rate rallied 32 basis points, both eclipsing all-time lows. The virus also triggered a risk asset sell-off in equity, spread, and commodity markets. Most notably, in the last week of the month, the S&P 500 Index had its largest weekly sell-off since the financial crisis and the price of West Texas Intermediate oil fell 16%, bringing its year-to-date performance to -27%. In the Democratic presidential primary race, Bernie Sanders took a strong lead after winning Iowa, New Hampshire, and Nevada, but the following week Joe Biden gained momentum after winning South Carolina by a large margin. Risk assets rebounded slightly at the beginning of the month as the coronavirus seemed to be mainly contained to China. However, toward the end of the month, risk assets sold off violently after the outbreak accelerated into other regions such as Italy, Spain, and the US.

What worked?

•

Long duration positioning boosted the Fund’s returns during the period as rates rallied. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	Security selection was a primary driver of returns during the period, highlighted by positioning in high yield. Positioning within sovereigns, non-agency residential

PGIM Strategic Bond Fund	9

Strategy and Performance Overview (continued)

mortgage-backed securities (RMBS), and commercial mortgage-backed securities (CMBS) also helped.

•

Within corporates, positioning in the telecom, building materials & home construction, and health care & pharmaceutical sectors was positive. Looking at specific issuers, overweights to Greece, Wind Tre Spa, and SoftBank Group Corp. were all positive contributors to performance.

•	Overall foreign exchange positioning positively impacted performance.

What didn’t work?

•	An allocation to high yield was the largest detractor from the Fund’s performance.

•	Security selection within emerging markets, investment-grade corporates, and Treasuries all detracted from returns.

•

Within corporates, positioning in the upstream energy, foreign non-corporate, and midstream energy sectors hurt performance. Looking at specific issuers, overweights to Argentina, Range Resources Corp., and Antero Resources Corp. all detracted from performance.

Did the Fund use derivatives?

The Fund held futures contracts on government securities, interest rate swaps, and options to help manage the portfolio’s duration and yield curve exposure. In addition, the Fund traded foreign exchange derivatives. The portfolio used credit default swaps to hedge its credit risk in order to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. Overall, the use of these derivative instruments had a negligible impact on performance.

Current outlook

As of this writing, the coronavirus situation is affecting the global economy deeply, and the US appears to be an epicenter in terms of the market reaction and remedies for several reasons: markets remain susceptible to larger fund withdrawals; the Fed’s credit market support thus far is still too remote; US consumers generally lack adequate savings; and infrastructure support for the labor market and corporations is not equipped to deal with the breadth of the economic shutdown.

In addition to the ECB’s recent actions, the continent’s generally more robust programs could be contributing to the recent outperformance of peripheral debt, investment-grade credit, and equities. Looking at the effect on the respective US corporate sectors, at this point PGIM Fixed Income is assuming two quarters of negative growth and 12 weeks of work-from-home/shelter-in-place policies with most everything closed except grocery stores

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and pharmacies. There will be periods of very little to no revenue for the most affected credits, which may also experience large swings in working capital if they need to offer refunds. Energy has also been hit by the confluence of a huge demand and supply shock. The hardest-hit industries across the US investment-grade and high yield sectors include autos, gaming, lodging, leisure, airlines, restaurants, and certain commodities. Meanwhile, there are businesses, such as home entertainment, cable, telecom, and technology, that support the work-from-home demand.

At the end of the reporting period, the Fund was overweight in structured products (CMBS, RMBS credit, and collateralized loan obligations), high yield, and emerging markets. In CMBS, PGIM Fixed Income continues to find value in high-quality securities of new-issue conduit deals. In high yield, the Fund is underweight BB-rated issuers and is adding opportunistically to virus-impacted consumer sectors. PGIM Fixed Income continues to like independent power producers, US consumer-related names, and natural gas producers. The Fund is underweight investment-grade corporates overall, but as we enter the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials. Within industrials, BBB-rated issuers that are still in a deleveraging mode are favored over their much tighter-trading, higher-quality peers, which are more likely to pursue aggressive financial policies at the expense of the balance sheet. Government-related sectors including Treasuries and agency mortgage-backed securities remain significant underweights, as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

PGIM Strategic Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 29, 2020. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Strategic Bond Fund		Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,033.20	1.07%	$5.41
	Hypothetical	$1,000.00	$1,019.54	1.07%	$5.37
Class C	Actual	$1,000.00	$1,029.40	1.81%	$9.13
	Hypothetical	$1,000.00	$1,015.86	1.81%	$9.07
Class Z	Actual	$1,000.00	$1,035.20	0.67%	$3.39
	Hypothetical	$1,000.00	$1,021.53	0.67%	$3.37
Class R6	Actual	$1,000.00	$1,035.30	0.63%	$3.19
	Hypothetical	$1,000.00	$1,021.73	0.63%	$3.17

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended February 29, 2020, and divided by the 366 days in the Fund's fiscal year ended February 29, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Strategic Bond Fund	13

Schedule of Investments

as of February 29, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 96.4%

ASSET-BACKED SECURITIES 8.6%

Automobiles 0.1%
OneMain Direct Auto Receivables Trust, Series 2017-02A, Class E, 144A	4.740%		11/14/25		800	$805,471

Collateralized Loan Obligations 6.5%
AIG CLO Ltd. (Cayman Islands), Series 2019-02A, Class A, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	3.230	(c)	10/25/32		3,000	3,001,201
Anchorage Capital Europe CLO (Ireland), Series 01X, Class A2	1.500		01/15/31	EUR	3,000	3,310,727
Anchorage Credit Opportunities CLO Ltd. (Cayman Islands), Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.958% (Cap N/A, Floor 1.950%)	3.611	(c)	01/20/32		7,000	6,990,932
Armada Euro CLO DAC (Ireland), Series 2018-02A, Class A3, 144A	1.500		11/15/31	EUR	250	275,898
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A2RR, 144A, 3 Month LIBOR + 1.810% (Cap N/A, Floor 0.000%)	3.646	(c)	07/17/28		500	498,729
Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	3.051	(c)	01/24/29		2,750	2,746,240
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	3.249	(c)	10/15/32		2,000	2,007,398
BlueMountain Fuji CLO DAC (Ireland), Series 04A, Class B2, 144A	2.900		03/30/32	EUR	1,000	1,122,280
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	3.186	(c)	01/17/28		500	496,425
Cathedral Lake CLO Ltd. (Cayman Islands), Series 2016-04A, Class BR, 144A, 3 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)	4.069	(c)	10/20/28		7,500	7,469,086
CVC Cordatus Loan Fund DAC (Ireland), Series 14A, Class A2, 144A	1.450		05/22/32	EUR	1,500	1,655,095
CVC Cordatus Loan Fund DAV (Ireland), Series 03A, Class A2RR, 144A	1.750		08/15/32	EUR	500	555,031
Elevation CLO Ltd. (Cayman Islands), Series 2015-04A, Class BR, 144A, 3 Month LIBOR + 1.670% (Cap N/A, Floor 0.000%)	3.489	(c)	04/18/27		6,000	5,991,383
Ellington CLO Ltd. (Cayman Islands), Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.840% (Cap N/A, Floor 1.840%)	3.671	(c)	04/15/29		2,000	1,990,524

See Notes to Financial Statements.

PGIM Strategic Bond Fund	15

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Hayfin Emerald CLO DAC (Ireland), Series 02A, Class B2, 144A	2.650%		05/27/32	EUR	1,000	$1,105,533
HPC Investment Partners CLO, Series 2013-02RR, Class A2, 144A, 3 Month LIBOR + 1.625% (Cap N/A, Floor 0.000%)	3.591	(c)	10/20/29		750	747,753
Jamestown CLO Ltd. (Cayman Islands), Series 2019-01A, Class A2, 144A, 3 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	3.969	(c)	04/20/32		2,000	1,998,068
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	3.769	(c)	10/20/31		500	497,578
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-02A, Class A2R, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	3.631	(c)	10/15/28		2,000	1,994,597
MidOcean Credit CLO (Cayman Islands),
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	2.939	(c)	07/19/28		3,250	3,257,783
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.345	(c)	02/20/31		250	248,411
Series 2019-10A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	3.196	(c)	10/23/32		9,250	9,239,564
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780% (Cap N/A, Floor 0.000%)	3.611	(c)	07/15/31		500	493,302
Series 2019-01A, Class B, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	3.831	(c)	04/15/29		1,000	995,697
OCP CLO Ltd. (Cayman Islands), Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	3.149	(c)	07/20/32		5,000	4,997,475
OZLM Ltd. (Cayman Islands), Series 2014-09A, Class A2RR, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)	3.719	(c)	10/20/31		250	248,127
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)	3.719	(c)	10/20/31		2,000	1,988,704
SCOF Ltd. (Cayman Islands), Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	3.011	(c)	07/15/28		3,250	3,246,329
Shackleton CLO Ltd. (Cayman Islands), Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	3.442	(c)	05/07/31		500	498,148

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Shackleton CLO Ltd. (Cayman Islands), (cont’d.)
Series 2017-11A, Class AR, 144A	—	%(p)	08/15/30		14,000	$13,986,000
St Paul’s CLO DAC (Ireland),
Series 02A, Class ARRR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	10/15/30	EUR	7,500	8,281,882
Series 07A, Class B2R, 144A	2.400		04/30/30	EUR	500	551,627
Strata CLO Ltd. (Cayman Islands), Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.590% (Cap N/A, Floor 1.590%)	3.421	(c)	01/15/31		1,750	1,724,482
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	3.231	(c)	07/15/27		250	247,906
Series 2016-04A, Class BR, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	3.769	(c)	10/18/31		650	647,612
Zais CLO Ltd. (Cayman Islands), Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	4.021	(c)	07/15/31		500	489,791

						95,597,318

Consumer Loans 0.3%
OneMain Financial Issuance Trust,
Series 2017-01A, Class C, 144A	3.350		09/14/32		100	101,302
Series 2018-01A, Class C, 144A	3.770		03/14/29		1,000	1,035,953
Oportun Funding LLC,
Series 2017-B, Class B, 144A	4.260		10/10/23		250	251,855
Series 2018-B, Class B, 144A	4.500		07/08/24		250	255,571
Series 2018-C, Class A, 144A	4.100		10/08/24		1,000	1,026,936
Series 2018-C, Class C, 144A	5.520		10/08/24		500	515,597
Series 2019-A, Class B, 144A	3.870		08/08/25		1,100	1,131,205
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	4.477	(c)	02/25/23		100	100,421
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	4.277	(c)	08/25/25		200	200,633

						4,619,473

Home Equity Loans 0.0%
New Century Home Equity Loan Trust, Series 2003-06, Class M1, 1 Month LIBOR + 1.080% (Cap 12.500%, Floor 0.720%)	2.707	(c)	01/25/34		101	101,268

See Notes to Financial Statements.

PGIM Strategic Bond Fund	17

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Other 0.3%
PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	3.977	%(c)	04/25/23		380	$381,975
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	4.427	(c)	06/25/24		4,630	4,610,035

						4,992,010

Residential Mortgage-Backed Securities 0.5%
Credit Suisse Mortgage Trust, Series 2018-RPL08, Class A1, 144A	4.125	(cc)	07/25/58		597	602,490
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A	4.000		01/25/59		326	331,714
Series 2019-GS02, Class A1, 144A	3.750		01/25/59		433	437,441
Series 2019-GS03, Class A1, 144A	3.750		04/25/59		271	275,371
Series 2019-GS04, Class A1, 144A	3.438		05/25/59		1,191	1,206,779
Series 2019-SL01, Class A, 144A	4.000	(cc)	12/28/54		283	286,480
LSFVT, Series 2019-01, 1 Month LIBOR + 2.000%^	3.655	(c)	05/02/22		2,291	2,290,887
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	737	812,226
Towd Point Mortgage Trust, Series 2018-03, Class A1, 144A	3.750	(cc)	05/25/58		380	401,546

						6,644,934

Student Loans 0.9%
Laurel Road Prime Student Loan Trust, Series 2019-A, Class R, 144A	—	(p)	10/25/48		2,351	178,206
SoFi Alternative Trust,
Series 2019-D, Class 1PT, 144A	2.460	(cc)	01/16/46		3,757	3,894,223
Series 2019-F, Class PT1, 144A	1.870	(cc)	02/15/45		5,870	6,058,646
SoFi RR Funding Trust, Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	2.911	(c)	11/29/24		3,243	3,241,818

						13,372,893

TOTAL ASSET-BACKED SECURITIES (cost $126,089,861)						126,133,367

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

BANK LOANS 1.3%

Building Materials 0.3%
Clay Holdco BV (Netherlands),
Facility B Loan, 3 Month EURIBOR + 5.000%	5.000	%(c)	10/30/26	EUR	2,000	$2,189,961
Term Loan, 3 Month EURIBOR + 9.000%	9.000	(c)	10/29/27	EUR	2,000	2,189,961

						4,379,922

Chemicals 0.1%
Solenis International LP,
First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 4.000%^	5.613	(c)	06/26/25		995	974,222
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%^	10.113	(c)	06/26/26		600	567,000

						1,541,222

Computers 0.1%
McAfee LLC, Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.103	(c)	09/29/25		1,250	1,251,562

Foods 0.3%
Casino Guichard Perrachon SA (France), Term Loan B, 1 Month EURIBOR + 5.500%	5.500	(c)	01/31/24	EUR	1,550	1,698,289
Froneri Finco SARL (United Kingdom), Second Lien Facility (EUR) Loan, 3 Month EURIBOR + 5.750%^	5.750	(c)	01/31/28	EUR	2,400	2,662,727

						4,361,016

Mining 0.1%
Aleris International, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	6.353	(c)	02/27/23		839	836,201

Oil & Gas 0.1%
Chesapeake Energy Corp., Class A Loan, 3 Month LIBOR + 8.000%	9.928	(c)	05/23/24		2,275	2,053,187

Retail 0.3%
Stonegate Pub Co. Ltd., Term Loan^	—	(p)	10/31/27		3,600	4,523,425

See Notes to Financial Statements.

PGIM Strategic Bond Fund	19

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Telecommunications 0.0%
West Corp., Initial Term B Loan, 1 Month LIBOR + 4.000%	5.603	%(c)	10/10/24	995	$790,343

TOTAL BANK LOANS (cost $19,762,478)					19,736,878

COMMERCIAL MORTGAGE-BACKED SECURITIES 12.8%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100	(cc)	05/15/35	100	99,594
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35	100	97,860
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4	2.661		08/15/52	12,000	12,642,683
Series 2019-C04, Class XB, IO	1.149	(cc)	08/15/52	43,170	4,200,748
BBCMS Mortgage Trust,
Series 2016-ETC, Class E, 144A	3.609	(cc)	08/14/36	250	250,274
Series 2018-CHRS, Class D, 144A	4.267	(cc)	08/05/38	250	264,935
Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449% (Cap N/A, Floor 1.449%)	3.107	(c)	03/15/37	450	450,019
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	4.309	(c)	10/15/36	5,016	5,040,922
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)	4.159	(c)	12/15/29	10,850	10,921,068
CD Mortgage Trust, Series 2019-CD08, Class A3	2.657		08/15/57	12,000	12,646,593
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class E, 144A	4.745	(cc)	01/10/36	3,700	3,931,661
Commercial Mortgage Trust, Series 2019-GC44, Class A4	2.698		08/15/57	10,000	10,593,577
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	3.809	(c)	05/15/36	5,000	5,018,723
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	4.309	(c)	05/15/36	2,100	2,109,239
Credit Suisse Mortgage Trust, Series 2017-LSTK, Class E, 144A	3.331	(cc)	04/05/33	250	251,214
CSAIL Commercial Mortgage Trust,
Series 2016-C06, Class A3	2.956		01/15/49	1,045	1,051,082
Series 2018-CX11, Class A3	4.095		04/15/51	500	556,070
DBGS Mortgage Trust,
Series 2018-BIOD, Class E, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	3.359	(c)	05/15/35	93	92,723

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
DBGS Mortgage Trust, (cont’d.)
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	3.659	%(c)	05/15/35		325	$325,000
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36		250	268,652
Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36		250	263,910
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO	1.364	(cc)	03/25/26		1,137	77,574
Series K066, Class X1, IO	0.751	(cc)	06/25/27		7,460	345,093
Series K103, Class X1, IO	0.757	(cc)	11/25/29		150,084	8,370,668
Series KC02, Class X1, IO	0.374	(cc)	03/25/24		88,002	1,162,107
Independence Plaza Trust, Series 2018-INDP, Class E, 144A	4.996		07/10/35		175	193,112
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR06, Class A3	2.795		11/13/52		20,000	21,285,793
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class E, 144A	4.613	(cc)	07/05/31		3,325	3,524,365
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP02, Class A3	2.559		08/15/49		500	522,439
MAD Commercial Mortgage Trust, Series 2019-650M, Class A, 144A	3.575	(cc)	12/12/34		10,385	9,633,131
MKT MortgageTrust, Series 2020-525M, Class F, 144A	2.941	(cc)	02/12/40		7,125	6,839,405
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class E, 144A	3.177		11/10/36		17,100	16,866,492
Series 2019-MEAD, Class XA, IO, 144A	0.007	(cc)	11/10/36		297,065	685,775
Rosslyn Portfolio Trust, Series 2017-ROSS, Class XCP, IO, 144A	—	(p)	06/15/33		184,540	1,753
Salus European Loan Conduit DAC (United Kingdom), Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 6.500%, Floor 1.500%)	2.197	(c)	01/23/29	GBP	450	579,911
UBS Commercial Mortgage Trust,
Series 2018-C15, Class A4	4.341		12/15/51		7,150	8,467,574
Series 2019-C17, Class A3	2.669		10/15/52		16,000	16,934,126
Wells Fargo Commercial Mortgage Trust,
Series 2018-C46, Class A4	4.152		08/15/51		9,000	10,438,530
Series 2019-C51, Class A3	3.055		06/15/52		9,000	9,782,577

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $179,846,599)						186,786,972

See Notes to Financial Statements.

PGIM Strategic Bond Fund	21

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 42.3%

Advertising 0.0%
National CineMedia LLC, Sr. Unsec’d. Notes	5.750%	08/15/26	125	$124,383

Aerospace & Defense 1.0%
Boeing Co. (The),
Sr. Unsec’d. Notes	2.700	02/01/27	1,035	1,063,253
Sr. Unsec’d. Notes	3.825	03/01/59	1,500	1,615,339
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	600	607,987
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	200	197,679
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	8,525	8,413,006
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.400	02/01/27	1,040	1,174,711
Spirit AeroSystems, Inc., Gtd. Notes	4.600	06/15/28	1,250	1,240,384

				14,312,359

Agriculture 0.4%
BAT Capital Corp. (United Kingdom), Gtd. Notes	3.222	08/15/24	2,440	2,562,374
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125	02/01/25	3,150	3,046,055

				5,608,429

Airlines 0.2%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	3.625	03/15/22	1,070	1,101,018
Sr. Unsec’d. Notes	3.750	10/28/29	1,720	1,736,062
United Airlines 2019-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.700	11/01/33	460	477,535

				3,314,615

Auto Manufacturers 0.6%
BMW US Capital LLC (Germany), Gtd. Notes, 144A	3.100	04/12/21	80	81,529
Ford Motor Co., Sr. Unsec’d. Notes	5.291	12/08/46	45	41,207
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.350	11/01/22	2,080	2,105,929

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC, (cont’d.)
Sr. Unsec’d. Notes	4.271%		01/09/27			2,500	$2,480,125
General Motors Co., Sr. Unsec’d. Notes	6.250		10/02/43			80	90,563
General Motors Financial Co., Inc., Sr. Unsec’d. Notes	2.900		02/26/25			3,900	3,942,941

							8,742,294

Auto Parts & Equipment 0.8%
Adient Global Holdings Ltd.,
Gtd. Notes	3.500		08/15/24		EUR	200	188,357
Gtd. Notes, 144A	4.875		08/15/26			850	732,727
Adient US LLC, Sr. Sec’d. Notes, 144A	7.000		05/15/26	(a)		400	417,316
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250		04/01/25	(a)		950	920,608
Gtd. Notes	6.250		03/15/26	(a)		2,350	2,263,790
Gtd. Notes	6.500		04/01/27	(a)		2,350	2,257,921
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625		11/15/26	(a)		1,700	1,517,061
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750		04/15/25			250	258,187
Gtd. Notes, 144A	6.500		06/01/26			1,175	1,238,828
Dana, Inc., Sr. Unsec’d. Notes	5.375		11/15/27			925	949,838
Nemak SAB de CV (Mexico), Sr. Unsec’d. Notes	4.750		01/23/25			1,285	1,314,694

							12,059,327

Banks 8.1%
Banco do Brasil SA (Brazil), Gtd. Notes	3.875		10/10/22			1,020	1,040,368
Banco Nacional de Costa Rica (Costa Rica), Sr. Unsec’d. Notes	5.875		04/25/21			1,793	1,819,750
Banco Santander SA (Spain), Sr. Unsec’d. Notes	2.706		06/27/24			2,400	2,492,268
Bank of America Corp.,
Jr. Sub. Notes, Series AA	6.100	(ff)	—	(rr)		110	121,932
Jr. Sub. Notes, Series DD	6.300	(ff)	—	(rr)		1,600	1,813,233
Jr. Sub. Notes, Series JJ	5.125	(ff)	—	(rr)		5,800	5,920,165

See Notes to Financial Statements.

PGIM Strategic Bond Fund	23

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of America Corp., (cont’d.)
Jr. Sub. Notes, Series MM	4.300	%(ff)	—	(rr)		1,600	$1,547,292
Sr. Unsec’d. Notes	3.419	(ff)	12/20/28			85	91,627
Sr. Unsec’d. Notes, GMTN	3.593	(ff)	07/21/28			70	76,542
Sr. Unsec’d. Notes, MTN	2.884	(ff)	10/22/30			2,450	2,559,913
Sr. Unsec’d. Notes, MTN	3.194	(ff)	07/23/30			1,000	1,071,636
Sr. Unsec’d. Notes, MTN	3.974	(ff)	02/07/30			1,900	2,148,039
Sr. Unsec’d. Notes, MTN	4.330	(ff)	03/15/50			750	960,624
Sub. Notes, MTN	4.250		10/22/26			460	511,364
Sub. Notes, MTN	4.450		03/03/26			1,820	2,053,192
Banque Centrale de Tunisie International Bond (Tunisia),
Sr. Unsec’d. Notes	6.750		10/31/23		EUR	1,660	1,879,797
Sr. Unsec’d. Notes, 144A	6.375		07/15/26		EUR	660	726,924
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.932	(ff)	05/07/25			600	638,080
Sr. Unsec’d. Notes	4.610	(ff)	02/15/23			775	815,136
Sr. Unsec’d. Notes	4.950		01/10/47			1,220	1,489,327
Sub. Notes	4.836		05/09/28			1,270	1,401,207
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	4.400		08/14/28			400	452,035
Sr. Unsec’d. Notes, 144A, GMTN	3.052	(ff)	01/13/31			2,020	2,072,275
CIT Group, Inc., Sub. Notes	6.125		03/09/28			150	180,177
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950	(ff)	—	(rr)		235	237,291
Jr. Sub. Notes, Series U	5.000	(ff)	—	(rr)		975	998,343
Jr. Sub. Notes, Series V	4.700	(ff)	—	(rr)		4,850	4,793,496
Sr. Unsec’d. Notes	2.976	(ff)	11/05/30			2,770	2,906,368
Sr. Unsec’d. Notes	3.520	(ff)	10/27/28			1,025	1,112,204
Sr. Unsec’d. Notes	3.980	(ff)	03/20/30			6,270	7,092,282
Sub. Notes	4.450		09/29/27			575	647,826
Corp. Financiera de Desarrollo SA (Peru), Sr. Unsec’d. Notes, 144A	4.750		02/08/22			1,200	1,258,277
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	3.869	(ff)	01/12/29			1,100	1,200,827
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	3.001	(ff)	09/20/22			1,795	1,824,520
Sr. Unsec’d. Notes, 144A	5.000		01/12/22			200	211,491
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	4.250		02/04/21			2,500	2,547,469
Sr. Unsec’d. Notes, Series D	5.000		02/14/22			600	631,271

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Development Bank of the Republic of Belarus JSC (Belarus),
Sr. Unsec’d. Notes	6.750%		05/02/24		2,020	$2,134,047
Sr. Unsec’d. Notes, 144A	6.750		05/02/24		1,200	1,267,750
Discover Bank, Sr. Unsec’d. Notes	2.700		02/06/30		3,275	3,314,350
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.850		01/26/27		150	164,820
Sr. Unsec’d. Notes	4.223	(ff)	05/01/29		1,300	1,471,787
Grupo Aval Ltd. (Colombia), Gtd. Notes, 144A	4.375		02/04/30		2,400	2,397,698
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.973	(ff)	05/22/30	(a)	2,000	2,180,185
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000	(ff)	—	(rr)	8,150	8,307,687
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	5.240	(c)	—	(rr)	61	60,865
Jr. Sub. Notes, Series Q	5.150	(ff)	—	(rr)	1,934	1,995,940
Jr. Sub. Notes, Series R	6.000	(ff)	—	(rr)	120	127,248
Sr. Unsec’d. Notes	3.509	(ff)	01/23/29		95	103,843
Sr. Unsec’d. Notes	4.005	(ff)	04/23/29		3,750	4,247,496
Sr. Unsec’d. Notes	4.452	(ff)	12/05/29		2,925	3,411,788
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.900		03/12/24		200	215,107
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	5.441	(c)	—	(rr)	250	250,486
Sr. Unsec’d. Notes, GMTN	3.772	(ff)	01/24/29		3,780	4,184,571
Sr. Unsec’d. Notes, GMTN	4.431	(ff)	01/23/30	(a)	5,500	6,381,092
Sub. Notes, GMTN	3.950		04/23/27		1,750	1,924,359
Sub. Notes, GMTN	4.350		09/08/26		2,000	2,255,080
NatWest Markets PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	3.625		09/29/22		1,060	1,108,746
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes	4.445	(ff)	05/08/30		300	341,145
Sr. Unsec’d. Notes	4.519	(ff)	06/25/24		1,300	1,398,328
State Bank of India (India), Sr. Unsec’d. Notes, 144A	4.375		01/24/24		280	301,260
Truist Financial Corp., Jr. Sub. Notes, Series N	4.800	(ff)	—	(rr)	710	714,617
UBS Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	4.125		09/24/25		510	567,211

See Notes to Financial Statements.

PGIM Strategic Bond Fund	25

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
VTB Bank OJSC Via VTB Capital SA (Russia), Sub. Notes	6.950%		10/17/22		2,240	$2,401,516
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.572	(ff)	02/11/31		900	916,829
Sr. Unsec’d. Notes, MTN(h)	2.879	(ff)	10/30/30		5,000	5,206,343

						118,696,762

Beverages 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.550		01/23/49		1,320	1,790,471

Building Materials 0.5%
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.450		11/19/29	(a)	1,195	1,201,415
Cornerstone Building Brands, Inc., Gtd. Notes, 144A	8.000		04/15/26	(a)	725	717,716
Griffon Corp., Sr. Unsec’d. Notes, 144A	5.750		03/01/28		2,150	2,166,248
Masonite International Corp., Gtd. Notes, 144A	5.375		02/01/28	(a)	895	940,002
Owens Corning,
Sr. Unsec’d. Notes	4.300		07/15/47	(a)	720	768,140
Sr. Unsec’d. Notes	4.400		01/30/48	(a)	600	640,299
U.S. Concrete, Inc., Gtd. Notes	6.375		06/01/24		825	841,011

						7,274,831

Chemicals 1.9%
Alpek SAB de CV (Mexico), Gtd. Notes	4.500		11/20/22		1,413	1,475,874
Atotech Alpha 2 BV (Germany), Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%	8.750		06/01/23		1,825	1,848,277
Braskem Idesa SAPI (Mexico), Sr. Sec’d. Notes, 144A	7.450		11/15/29		3,110	3,105,565
Braskem Netherlands Finance BV (Brazil), Gtd. Notes, 144A	5.875		01/31/50		925	912,703
CF Industries, Inc.,
Gtd. Notes	5.375		03/15/44		1,600	1,795,082
Sr. Sec’d. Notes, 144A	4.500		12/01/26		100	110,713

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Chemours Co. (The),
Gtd. Notes	5.375%	05/15/27	(a)		1,675	$1,438,359
Gtd. Notes	6.625	05/15/23	(a)		925	892,256
Gtd. Notes	7.000	05/15/25	(a)		875	818,692
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	3.500	07/19/22			200	206,414
Gtd. Notes	4.125	03/14/21			850	868,000
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	5.250	11/15/41			220	270,463
Eurochem Finance DAC (Switzerland), Gtd. Notes, 144A	5.500	03/13/24			1,390	1,501,200
Hexion, Inc., Gtd. Notes, 144A	7.875	07/15/27			1,500	1,493,162
LYB International Finance III LLC, Gtd. Notes	4.200	10/15/49	(a)		1,280	1,348,853
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250	06/01/27			1,700	1,616,750
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	5.250	01/15/45			625	786,173
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500	11/14/22			200	206,259
Sasol Financing USA LLC (South Africa), Gtd. Notes	5.875	03/27/24			850	898,918
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	2.950	08/15/29			815	858,078
Sr. Unsec’d. Notes	3.450	08/01/25			10	10,808
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands), Gtd. Notes	6.500	10/01/26		EUR	3,000	3,361,528
Syngenta Finance NV (Switzerland), Gtd. Notes	5.182	04/24/28			285	321,472
TPC Group, Inc., Sr. Sec’d. Notes, 144A	10.500	08/01/24			625	634,830
Tronox Finance PLC, Gtd. Notes, 144A	5.750	10/01/25			235	222,304
Tronox, Inc., Gtd. Notes, 144A	6.500	04/15/26	(a)		325	311,912
Valvoline, Inc., Gtd. Notes, 144A	4.250	02/15/30			835	823,565

						28,138,210

See Notes to Financial Statements.

PGIM Strategic Bond Fund	27

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services 1.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Sec’d. Notes, 144A	6.625%	07/15/26			1,491	$1,563,022
DP World PLC (United Arab Emirates), Sr. Unsec’d. Notes	4.250	09/25/30		GBP	500	685,843
ERAC USA Finance LLC, Gtd. Notes, 144A	4.200	11/01/46			100	115,988
Global Payments, Inc., Sr. Unsec’d. Notes	2.650	02/15/25			605	626,127
La Financiere Atalian SASU (France), Gtd. Notes	5.125	05/15/25		EUR	1,800	1,581,077
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25			350	371,178
Loxam SAS (France),
Sr. Sub. Notes	4.500	04/15/27		EUR	3,050	3,174,291
Sr. Sub. Notes	5.750	07/15/27	(a)	EUR	2,500	2,653,259
PayPal Holdings, Inc., Sr. Unsec’d. Notes	2.850	10/01/29			1,790	1,879,724
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A	8.250	11/15/26	(a)		2,900	3,205,282
Sr. Sec’d. Notes	4.500	05/15/26		EUR	1,575	1,861,039
Sr. Unsec’d. Notes	6.875	11/15/26		EUR	1,000	1,248,127
Techem Verwaltungsgesellschaft 674 mbH (Germany), Sr. Sec’d. Notes	6.000	07/30/26		EUR	950	1,119,556
United Rentals North America, Inc.,
Gtd. Notes	4.000	07/15/30			1,800	1,762,479
Gtd. Notes	4.875	01/15/28			1,175	1,207,579
Gtd. Notes	5.250	01/15/30			2,800	2,963,578

						26,018,149

Computers 0.5%
Banff Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	9.750	09/01/26			3,300	3,323,199
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25			639	669,592
Genpact Luxembourg Sarl, Gtd. Notes	3.375	12/01/24	(a)		3,175	3,326,156
HT Global IT Solutions Holdings Ltd. (India), Sr. Sec’d. Notes	7.000	07/14/21			200	204,356

						7,523,303

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Distribution/Wholesale 0.1%
H&E Equipment Services, Inc., Gtd. Notes	5.625%		09/01/25			1,000	$1,038,809

Diversified Financial Services 1.0%
Agenzia Nazionale per l’Attrazione degli Investimenti e lo Sviluppo d’Impresa (Italy), Sr. Unsec’d. Notes	1.375		07/20/22		EUR	200	226,127
Cantor Fitzgerald LP, Sr. Unsec’d. Notes, 144A	4.875		05/01/24			2,930	3,191,081
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., Sr. Unsec’d. Notes	4.150		01/23/30			350	378,696
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	6.000		01/15/27			800	812,618
Gtd. Notes, 144A	8.125		07/15/23			1,600	1,670,231
Gtd. Notes, 144A	9.125		07/15/26			3,445	3,743,005
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.500		02/15/24			75	82,215
Power Finance Corp. Ltd. (India), Sr. Unsec’d. Notes, EMTN	5.250		08/10/28			800	889,355
Springleaf Finance Corp.,
Gtd. Notes	6.625		01/15/28	(a)		1,250	1,373,276
Gtd. Notes	6.875		03/15/25			1,750	1,943,375

							14,309,979

Electric 2.4%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), Sr. Unsec’d. Notes, EMTN	5.875		12/13/21			650	693,656
AES Panama SRL (Panama), Sr. Unsec’d. Notes, 144A	6.000		06/25/22			200	204,466
Calpine Corp.,
Sr. Unsec’d. Notes	5.750		01/15/25			4,725	4,710,493
Sr. Unsec’d. Notes, 144A	5.125		03/15/28			4,000	3,770,763
Cleco Corporate Holdings LLC, Sr. Unsec’d. Notes, 144A	3.375		09/15/29			295	305,497
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071		08/15/24			2,655	2,800,291
Jr. Sub. Notes, Series B	4.650	(ff)	—	(rr)		2,625	2,696,258
DTE Energy Co.,
Sr. Unsec’d. Notes	2.950		03/01/30			345	359,820

See Notes to Financial Statements.

PGIM Strategic Bond Fund	29

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
DTE Energy Co., (cont’d.) Sr. Unsec’d. Notes, Series C	3.400%	06/15/29	(a)		650	$701,132
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A, EMTN	6.350	08/10/28			2,500	2,662,946
Sr. Unsec’d. Notes	5.750	01/26/21			800	802,019
Sr. Unsec’d. Notes, 144A	5.750	01/26/21			2,040	2,045,148
Sr. Unsec’d. Notes, 144A	7.125	02/11/25			2,075	2,081,775
Sr. Unsec’d. Notes, 144A, EMTN	6.750	08/06/23			2,050	2,044,031
Sr. Unsec’d. Notes, EMTN	6.750	08/06/23			560	558,369
Exelon Corp., Jr. Sub. Notes	3.497	06/01/22			80	82,921
FirstEnergy Corp., Sr. Unsec’d. Notes, Series B	3.900	07/15/27			85	94,108
Instituto Costarricense de Electricidad (Costa Rica), Sr. Unsec’d. Notes, 144A	6.950	11/10/21			525	543,464
Mong Duong Finance Holdings BV (Vietnam), Sr. Sec’d. Notes	5.125	05/07/29			1,275	1,310,409
NRG Energy, Inc., Gtd. Notes, 144A	5.250	06/15/29	(a)		200	208,666
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec’d. Notes, 144A	1.875	11/05/31		EUR	680	765,399
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, 144A, EMTN	2.250	05/04/20			500	500,559
Gtd. Notes, EMTN	2.750	05/04/22			300	307,176
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	(a)		405	409,636
Gtd. Notes, 144A	5.625	02/15/27			225	230,589
Sr. Sec’d. Notes, 144A	3.550	07/15/24			750	774,023
Sr. Sec’d. Notes, 144A	3.700	01/30/27			3,105	3,131,364

						34,794,978

Electrical Components & Equipment 0.2%
Energizer Gamma Acquisition BV, Gtd. Notes	4.625	07/15/26		EUR	2,200	2,526,099

Energy-Alternate Sources 0.2%
Azure Power Energy Ltd. (India), Sr. Sec’d. Notes	5.500	11/03/22			2,560	2,614,212
Neerg Energy Ltd. (Mauritius), Sr. Sec’d. Notes	6.000	02/13/22			710	718,835

						3,333,047

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Engineering & Construction 0.4%
AECOM, Gtd. Notes	5.125%	03/15/27	(a)		1,250	$1,293,127
Delhi International Airport Ltd. (India), Sr. Sec’d. Notes, 144A	6.450	06/04/29			690	734,086
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28	(a)		1,080	1,117,784
Sr. Sec’d. Notes, 144A	5.500	07/31/47			2,000	2,177,894

						5,322,891

Entertainment 1.2%
AMC Entertainment Holdings, Inc.,
Gtd. Notes	5.750	06/15/25	(a)		2,500	2,015,293
Gtd. Notes	5.875	11/15/26	(a)		2,625	2,095,586
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250	10/15/25			2,050	2,031,564
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes	6.750	11/01/21		EUR	300	289,797
Sr. Sec’d. Notes, 144A	7.625	11/01/21			1,200	1,036,832
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	4.250	02/28/47		GBP	100	128,222
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A	7.625	04/15/26	(a)		2,300	2,468,867
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	2.375	04/15/28		EUR	1,625	1,650,405
Sr. Sec’d. Notes, 144A	6.500	02/15/25			1,475	1,598,237
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24			200	211,420
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.625	01/15/27	(a)		1,400	1,433,291
Pinewood Finance Co. Ltd. (United Kingdom), Sr. Sec’d. Notes, 144A	3.250	09/30/25		GBP	700	908,394
Scientific Games International, Inc.,
Gtd. Notes	6.625	05/15/21			425	424,416
Gtd. Notes, 144A	7.000	05/15/28			600	585,414
Gtd. Notes, 144A	7.250	11/15/29			725	707,693
Gtd. Notes, 144A	8.250	03/15/26			200	206,517

						17,791,948

See Notes to Financial Statements.

PGIM Strategic Bond Fund	31

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods 0.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, Gtd. Notes, 144A	4.875%		02/15/30			700	$700,000
Co-operative Group Holdings 2011 Ltd. (United Kingdom), Gtd. Notes	7.500		07/08/26		GBP	200	289,990
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes	5.750		06/15/25			280	287,525
Gtd. Notes, 144A	5.750		06/15/25			125	128,359
Gtd. Notes, 144A	5.875		07/15/24			2,575	2,640,210
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500		04/15/29			50	54,318
Sr. Unsec’d. Notes, 144A	5.500		01/15/30			25	26,455
Kraft Heinz Foods Co.,
Gtd. Notes, 144A	4.625		10/01/39			585	563,701
Gtd. Notes, 144A	4.875		10/01/49			1,317	1,305,720
Picard Bondco SA (Luxembourg), Gtd. Notes	5.500		11/30/24	(a)	EUR	3,820	3,809,530
Picard Groupe SAS (France), Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.000% (Cap N/A, Floor 3.000%)	3.000	(c)	11/30/23		EUR	100	102,138
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.750		03/15/25			75	76,587
Gtd. Notes, 144A	5.875		09/30/27			50	51,888
Post Holdings, Inc., Gtd. Notes, 144A	5.500		12/15/29			470	487,761
Tyson Foods, Inc., Sr. Unsec’d. Notes	5.100		09/28/48			630	822,953

							11,347,135

Gas 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500		05/20/25			200	201,566
Sr. Unsec’d. Notes	5.750		05/20/27			1,300	1,351,950
Sr. Unsec’d. Notes	5.875		08/20/26			3,475	3,609,330

							5,162,846

Healthcare-Products 0.1%
DH Europe Finance II Sarl, Gtd. Notes	1.350		09/18/39		EUR	775	842,184

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Products (cont’d.)
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500%	10/01/39		EUR	400	$435,790
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49		EUR	275	293,676

						1,571,650

Healthcare-Services 1.1%
Anthem, Inc., Sr. Unsec’d. Notes	3.700	09/15/49			1,090	1,118,827
Catalent Pharma Solutions, Inc., Sr. Unsec’d. Notes, 144A	2.375	03/01/28		EUR	2,450	2,651,283
Centene Corp., Sr. Unsec’d. Notes, 144A	4.250	12/15/27			225	232,139
HCA, Inc.,
Gtd. Notes	5.375	02/01/25			400	442,029
Gtd. Notes	5.375	09/01/26			200	222,397
Humana, Inc., Sr. Unsec’d. Notes	3.125	08/15/29			1,110	1,167,769
Polaris Intermediate Corp., Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK 9.250%	8.500	12/01/22	(a)		1,800	1,530,024
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A	9.750	12/01/26			1,750	1,881,393
Surgery Center Holdings, Inc., Gtd. Notes, 144A	10.000	04/15/27	(a)		775	856,560
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A	5.125	11/01/27			1,200	1,246,121
Sr. Unsec’d. Notes	6.750	06/15/23	(a)		2,700	2,889,254
Sr. Unsec’d. Notes	7.000	08/01/25			1,000	1,030,027
Sr. Unsec’d. Notes	8.125	04/01/22			75	81,279

						15,349,102

Holding Companies-Diversified 0.0%
CK Hutchison International 17 Ltd. (United Kingdom), Gtd. Notes, 144A	2.875	04/05/22			300	307,525

Home Builders 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.750	08/01/25			1,125	1,166,616
Sr. Unsec’d. Notes, 144A	9.875	04/01/27	(a)		1,325	1,526,109

See Notes to Financial Statements.

PGIM Strategic Bond Fund	33

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Beazer Homes USA, Inc.,
Gtd. Notes	5.875%	10/15/27	175	$177,298
Gtd. Notes	6.750	03/15/25	500	516,080
Gtd. Notes, 144A	7.250	10/15/29	2,358	2,501,233
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,325	1,312,405
Gtd. Notes, 144A	6.125	07/01/22	400	405,741
Gtd. Notes, 144A	6.250	09/15/27	275	284,716
KB Home,
Gtd. Notes	6.875	06/15/27	941	1,113,263
Gtd. Notes	7.500	09/15/22	100	112,171
Lennar Corp., Gtd. Notes	4.750	05/30/25	50	54,119
M/I Homes, Inc., Gtd. Notes	5.625	08/01/25	250	261,536
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	1,575	1,527,304
Sr. Unsec’d. Notes, 144A	6.500	10/01/25	1,475	1,582,507
Meritage Homes Corp., Gtd. Notes	5.125	06/06/27	275	305,855
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	400	405,783
PulteGroup, Inc., Gtd. Notes	5.500	03/01/26	150	166,987
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	01/31/25	500	513,768
Gtd. Notes, 144A	5.875	06/15/27	400	448,434
Gtd. Notes, 144A	6.000	09/01/23	1,250	1,296,535
Gtd. Notes, 144A	6.625	07/15/27	1,225	1,326,822
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	350	377,909
Gtd. Notes, 144A	5.875	04/15/23	150	161,353
William Lyon Homes, Inc., Gtd. Notes	7.000	08/15/22	30	29,980

				17,574,524

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Household Products/Wares 0.2%
Diamond BC BV, Sr. Unsec’d. Notes	5.625%	08/15/25	(a)	EUR	2,705	$2,813,705
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000	10/01/26		EUR	100	113,885

						2,927,590

Insurance 0.5%
American International Group, Inc., Sr. Unsec’d. Notes	4.500	07/16/44			2,518	3,036,548
Liberty Mutual Group, Inc., Gtd. Notes, 144A	3.951	10/15/50			2,075	2,308,403
Markel Corp., Sr. Unsec’d. Notes	4.150	09/17/50			2,000	2,285,240
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900	09/15/44			75	97,995

						7,728,186

Internet 0.6%
Netflix, Inc., Sr. Unsec’d. Notes	4.625	05/15/29		EUR	400	492,362
Prosus NV (China), Sr. Unsec’d. Notes, 144A	3.680	01/21/30			1,200	1,242,163
United Group BV (Netherlands),
Sr. Sec’d. Notes, 144A	3.125	02/15/26		EUR	1,150	1,218,761
Sr. Sec’d. Notes, 144A	3.625	02/15/28		EUR	5,100	5,400,766
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes, 144A	5.750	01/15/27			175	178,534

						8,532,586

Iron/Steel 0.2%
Cleveland-Cliffs, Inc., Gtd. Notes, 144A	5.875	06/01/27			1,000	842,329
Steel Dynamics, Inc., Sr. Unsec’d. Notes	3.450	04/15/30			2,325	2,442,154

						3,284,483

See Notes to Financial Statements.

PGIM Strategic Bond Fund	35

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging 0.0%
Las Vegas Sands Corp., Sr. Unsec’d. Notes	3.900%	08/08/29		255	$270,212
Sands China Ltd. (Macau), Sr. Unsec’d. Notes	5.125	08/08/25		200	224,766

					494,978

Media 2.5%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/28		550	572,102
Sr. Unsec’d. Notes, 144A	5.125	05/01/23		90	91,205
Sr. Unsec’d. Notes, 144A	5.375	06/01/29		3,775	4,022,999
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.800	03/01/50		2,075	2,266,766
Sr. Sec’d. Notes	5.375	04/01/38		100	115,531
Sr. Sec’d. Notes	5.375	05/01/47		205	234,417
Sr. Sec’d. Notes	5.750	04/01/48		500	597,386
Sr. Sec’d. Notes	6.384	10/23/35		1,515	1,997,540
Sr. Sec’d. Notes	6.484	10/23/45		15	19,278
Sr. Sec’d. Notes	6.834	10/23/55		30	40,246
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, 144A	9.250	02/15/24	(a)	4,089	4,353,376
Comcast Corp.,
Gtd. Notes	3.450	02/01/50		955	1,050,762
Gtd. Notes	4.150	10/15/28		90	104,338
Gtd. Notes	4.250	10/15/30		30	35,659
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	4.600	08/15/47		2,000	2,390,834
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	(a)	3,940	3,190,957
Sr. Sec’d. Notes, 144A	5.375	08/15/26		1,000	922,522
Discovery Communications LLC,
Gtd. Notes	5.200	09/20/47		645	764,315
Gtd. Notes	5.300	05/15/49		2,220	2,685,894
DISH DBS Corp.,
Gtd. Notes	5.125	05/01/20		150	150,385
Gtd. Notes	7.750	07/01/26	(a)	2,070	2,226,252
iHeartCommunications, Inc., Gtd. Notes	8.375	05/01/27		2,150	2,335,678

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Radiate Holdco LLC/Radiate Finance, Inc., Sr. Unsec’d. Notes, 144A	6.625%	02/15/25	(a)		1,100	$1,104,409
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.875	03/15/26			50	52,236
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.875	01/15/27		GBP	250	326,180
Sr. Sec’d. Notes	5.000	04/15/27		GBP	700	933,195
Sr. Sec’d. Notes	5.250	05/15/29		GBP	500	682,681
Ziggo Bond Co. BV (Netherlands), Gtd. Notes, 144A	3.375	02/28/30		EUR	2,400	2,551,799

						35,818,942

Mining 0.3%
AngloGold Ashanti Holdings PLC (South Africa), Gtd. Notes	5.375	04/15/20			200	200,525
Indonesia Asahan Aluminium Persero PT (Indonesia), Sr. Unsec’d. Notes	6.530	11/15/28			1,710	2,105,641
Newmont Corp., Gtd. Notes	2.800	10/01/29			1,075	1,124,388
Teck Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.000	08/15/40			760	834,429
Volcan Cia Minera SAA (Peru), Gtd. Notes	5.375	02/02/22			200	204,417

						4,469,400

Oil & Gas 4.7%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	3.000	01/15/25			2,700	2,726,298
Sr. Unsec’d. Notes, 144A	3.750	01/15/30			150	151,629
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24	(d)		2,950	6,320
Antero Resources Corp.,
Gtd. Notes	5.375	11/01/21			1,825	1,520,420
Gtd. Notes	5.625	06/01/23			1,800	977,104
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	11/01/26			225	141,611
Sr. Unsec’d. Notes, 144A	10.000	04/01/22			3,116	2,658,396

See Notes to Financial Statements.

PGIM Strategic Bond Fund	37

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.250%	04/15/27		1,600	$1,692,569
Chesapeake Energy Corp., Sec’d. Notes, 144A	11.500	01/01/25	(a)	925	535,074
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250	08/01/24		1,250	1,299,872
CNX Resources Corp.,
Gtd. Notes	5.875	04/15/22		343	314,199
Gtd. Notes, 144A	7.250	03/14/27		1,525	1,130,055
Concho Resources, Inc., Gtd. Notes	4.300	08/15/28		1,900	2,064,089
Continental Resources, Inc.,
Gtd. Notes	3.800	06/01/24		2,282	2,316,081
Gtd. Notes	4.375	01/15/28		600	586,059
Diamondback Energy, Inc., Gtd. Notes	2.875	12/01/24		2,090	2,100,571
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.500	01/30/26		75	74,483
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A	5.625	02/01/26		975	341,591
Gtd. Notes, 144A	7.375	05/15/24		686	245,885
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A	6.510	03/07/22		100	107,937
Sr. Unsec’d. Notes, EMTN	8.625	04/28/34		1,710	2,543,399
Harvest Operations Corp. (South Korea), Gtd. Notes, 144A	4.200	06/01/23		200	216,290
Helmerich & Payne, Inc., Sr. Unsec’d. Notes	4.650	03/15/25		589	657,577
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	10/01/25		150	120,983
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	(a)	700	509,920
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.400	04/15/29		1,500	1,612,410
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	4.750	04/24/25		2,380	2,602,885
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.000	03/31/24		735	696,047
Sr. Unsec’d. Notes, 144A	7.125	02/01/27		1,625	1,533,051
Nabors Industries, Inc., Gtd. Notes	5.750	02/01/25	(a)	375	268,826
Newfield Exploration Co., Gtd. Notes	5.375	01/01/26	(a)	1,580	1,676,562

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Occidental Petroleum Corp., Sr. Unsec’d. Notes	2.600%	08/13/21			430	$432,825
Petrobras Global Finance BV (Brazil),
Gtd. Notes	4.750	01/14/25	(a)	EUR	830	1,026,602
Gtd. Notes	5.375	10/01/29		GBP	350	497,492
Gtd. Notes	5.750	02/01/29			25	28,317
Gtd. Notes	5.999	01/27/28			570	648,477
Gtd. Notes	6.625	01/16/34		GBP	730	1,126,310
Gtd. Notes	6.900	03/19/49			3,340	4,044,119
Gtd. Notes	7.375	01/17/27			920	1,122,989
Gtd. Notes	8.750	05/23/26			850	1,092,411
Gtd. Notes, 144A	5.093	01/15/30			13	13,983
Gtd. Notes, EMTN	6.250	12/14/26		GBP	2,095	3,165,426
Petroleos Mexicanos (Mexico),
Gtd. Notes	2.500	11/24/22		EUR	500	569,587
Gtd. Notes	3.625	11/24/25		EUR	630	708,894
Gtd. Notes	6.350	02/12/48			276	256,712
Gtd. Notes	6.500	03/13/27			300	313,678
Gtd. Notes	6.500	01/23/29			100	102,867
Gtd. Notes	6.625	06/15/35			400	399,716
Gtd. Notes, 144A	6.490	01/23/27			1,059	1,109,161
Gtd. Notes, 144A	7.690	01/23/50			3,625	3,770,398
Gtd. Notes, EMTN	1.875	04/21/22		EUR	500	560,341
Gtd. Notes, EMTN	2.750	04/21/27		EUR	3,130	3,181,051
Gtd. Notes, EMTN	3.750	02/21/24		EUR	1,220	1,414,110
Gtd. Notes, EMTN	3.750	11/16/25		GBP	400	505,766
Gtd. Notes, EMTN	4.875	02/21/28		EUR	1,490	1,689,926
Gtd. Notes, GMTN	4.625	09/21/23			370	382,222
Gtd. Notes, GMTN	6.750	09/21/47			296	284,196
Gtd. Notes, GMTN	6.875	08/04/26			200	217,642
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25			300	189,854
Gtd. Notes	5.000	03/15/23	(a)		1,600	1,159,760
Gtd. Notes	5.875	07/01/22			179	152,996
Gtd. Notes, 144A	9.250	02/01/26			4,500	3,053,867
Saka Energi Indonesia PT (Indonesia), Sr. Unsec’d. Notes, 144A	4.450	05/05/24			450	453,971
Sinopec Group Overseas Development 2013 Ltd. (China), Gtd. Notes	4.375	10/17/23			200	218,629

See Notes to Financial Statements.

PGIM Strategic Bond Fund	39

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Sinopec Group Overseas Development 2016 Ltd. (China), Gtd. Notes	2.000%	09/29/21			200	$201,203
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25			975	806,798
Gtd. Notes, 144A	8.000	02/01/27			1,000	837,496

						69,167,985

Packaging & Containers 0.4%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27		EUR	900	990,744
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27		EUR	3,600	3,962,973
Crown European Holdings SA, Gtd. Notes, 144A	2.875	02/01/26		EUR	125	147,653

						5,101,370

Pharmaceuticals 1.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes	4.700	05/14/45			715	845,202
Sr. Unsec’d. Notes, 144A	4.050	11/21/39			4,880	5,402,883
Sr. Unsec’d. Notes, 144A	4.250	11/21/49			450	505,796
Allergan Funding SCS, Gtd. Notes	4.550	03/15/35			1,375	1,630,222
Bausch Health Americas, Inc., Gtd. Notes, 144A	8.500	01/31/27			90	98,900
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28			500	492,775
Gtd. Notes, 144A	5.250	01/30/30			500	494,276
Gtd. Notes, 144A	6.125	04/15/25			3,050	3,111,209
Gtd. Notes, 144A	7.250	05/30/29	(a)		240	262,317
Sr. Sec’d. Notes, 144A	5.750	08/15/27			35	37,233
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A	4.125	06/15/39			90	109,475
Sr. Unsec’d. Notes, 144A	4.250	10/26/49			385	493,681
Sr. Unsec’d. Notes, 144A	4.350	11/15/47			45	57,714
Sr. Unsec’d. Notes, 144A	5.000	08/15/45			225	308,537
Cigna Corp.,
Gtd. Notes	4.375	10/15/28			115	130,961
Gtd. Notes, 144A	3.400	03/01/27			40	42,725

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
CVS Health Corp.,
Sr. Unsec’d. Notes	4.780%		03/25/38			10	$11,781
Sr. Unsec’d. Notes	5.125		07/20/45			25	30,435
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000		02/01/25			200	147,931
Mylan, Inc.,
Gtd. Notes	5.200		04/15/48			45	53,050
Gtd. Notes	5.400		11/29/43			3,000	3,509,518
Nidda BondCo GmbH (Germany),
Gtd. Notes	5.000		09/30/25		EUR	1,900	2,088,239
Gtd. Notes, 144A	5.000		09/30/25		EUR	100	109,907

							19,974,767

Pipelines 0.7%
Energy Transfer Operating LP,
Gtd. Notes	5.000		05/15/50			1,900	1,920,297
Gtd. Notes	5.300		04/15/47			5	5,217
Gtd. Notes	6.250		04/15/49			750	864,372
Jr. Sub. Notes, Series G	7.125	(ff)	—	(rr)		2,900	2,739,287
Enterprise Products Operating LLC,
Gtd. Notes	4.200		01/31/50			435	463,108
Gtd. Notes, Series D	4.875	(ff)	08/16/77			400	393,589
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000		06/15/23			100	102,423
ONEOK, Inc., Gtd. Notes	4.950		07/13/47			25	28,971
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	3.550		12/15/29			1,600	1,573,102
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600		05/15/25			1,485	1,485,968
Sr. Unsec’d. Notes, 144A	6.875		04/15/40			225	231,724
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500		01/15/28			925	823,826
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.900		01/15/45			76	82,299

							10,714,183

See Notes to Financial Statements.

PGIM Strategic Bond Fund	41

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate 0.3%
Arabian Centres Sukuk Ltd. (Saudi Arabia), Sr. Unsec’d. Notes, 144A	5.375%	11/26/24			1,655	$1,697,129
Franshion Development Ltd. (China), Gtd. Notes	6.750	04/15/21			400	419,964
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25			1,350	1,395,702
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26			1,400	1,367,913

						4,880,708

Real Estate Investment Trusts (REITs) 0.4%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	3.350	09/01/24	(a)		745	774,379
Healthpeak Properties, Inc., Sr. Unsec’d. Notes	3.250	07/15/26			800	859,701
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	4.500	09/01/26			75	78,556
Sabra Health Care LP, Gtd. Notes	4.800	06/01/24			230	248,665
Ventas Realty LP, Gtd. Notes	2.650	01/15/25			3,000	3,120,418
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26			345	348,944
Gtd. Notes, 144A	4.625	12/01/29			510	527,395

						5,958,058

Retail 1.4%
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22			125	122,068
Dollar Tree, Inc., Sr. Unsec’d. Notes	4.200	05/15/28			1,700	1,897,744
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25		EUR	1,100	1,129,341
Sr. Sec’d. Notes	6.250	10/30/25		EUR	1,200	1,286,646
Sr. Sec’d. Notes, 144A	4.375	02/07/25		EUR	1,000	1,026,673
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.500	05/01/21			1,000	859,949
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20			600	235,431

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., (cont’d.) Sr. Unsec’d. Notes	8.625%		06/15/20			1,475	$631,508
Golden Nugget, Inc.,
Gtd. Notes, 144A	8.750		10/01/25			1,600	1,612,980
Sr. Unsec’d. Notes, 144A	6.750		10/15/24			350	344,291
L Brands, Inc., Gtd. Notes	5.625		10/15/23			200	215,457
Michaels Stores, Inc., Gtd. Notes, 144A	8.000		07/15/27	(a)		2,650	2,210,220
Rite Aid Corp., Gtd. Notes, 144A	6.125		04/01/23			839	759,956
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625		12/01/25	(a)		3,550	3,601,455
Stonegate Pub Co. Financing PLC (United Kingdom), Sr. Sec’d. Notes, 3 Month GBP LIBOR + 4.375%	5.175	(c)	03/15/22		GBP	200	256,059
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.750		03/01/25			375	379,174
Sr. Unsec’d. Notes	5.875		03/01/27			1,825	1,866,156
Tasty Bondco 1 SA (Spain), Sr. Sec’d. Notes	6.250		05/15/26		EUR	1,235	1,340,470

							19,775,578

Semiconductors 0.1%
Broadcom, Inc.,
Gtd. Notes, 144A	3.125		04/15/21			470	477,521
Gtd. Notes, 144A	3.125		10/15/22			360	371,811

							849,332

Software 0.2%
Infor US, Inc., Gtd. Notes	6.500		05/15/22			395	396,705
IQVIA, Inc., Gtd. Notes, 144A	2.250		01/15/28		EUR	500	546,514
Microsoft Corp., Sr. Unsec’d. Notes	3.750		02/12/45			25	30,460
TIBCO Software, Inc., Sr. Unsec’d. Notes, 144A	11.375		12/01/21			2,230	2,293,421

							3,267,100

See Notes to Financial Statements.

PGIM Strategic Bond Fund	43

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications 3.3%
Altice France SA (France),
Sr. Sec’d. Notes	3.375%	01/15/28		EUR	3,000	$3,219,592
Sr. Sec’d. Notes, 144A	2.500	01/15/25		EUR	900	961,265
Sr. Sec’d. Notes, 144A	3.375	01/15/28		EUR	700	751,238
AT&T, Inc.,
Sr. Unsec’d. Notes	3.800	02/15/27			25	27,342
Sr. Unsec’d. Notes	4.300	02/15/30			75	85,886
Sr. Unsec’d. Notes	4.500	05/15/35			1,000	1,151,230
Sr. Unsec’d. Notes	4.500	03/09/48			1,950	2,221,518
Sr. Unsec’d. Notes	4.550	03/09/49	(a)		675	777,730
Sr. Unsec’d. Notes	4.850	03/01/39			650	778,856
Sr. Unsec’d. Notes	4.900	08/15/37			1,400	1,673,677
Sr. Unsec’d. Notes	5.150	03/15/42			2,300	2,818,428
Sr. Unsec’d. Notes	5.350	09/01/40			325	412,610
CenturyLink, Inc., Sr. Unsec’d. Notes, Series P	7.600	09/15/39	(a)		1,905	2,034,484
CommScope, Inc., Gtd. Notes, 144A	8.250	03/01/27	(a)		340	342,702
Deutsche Telekom AG (Germany), Sr. Unsec’d. Notes, 144A	3.625	01/21/50			1,440	1,528,856
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Saint Lucia), Sr. Sec’d. Notes, 144A	8.750	05/25/24	(a)		2,000	2,014,099
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23			1,375	885,062
Embarq Corp., Sr. Unsec’d. Notes	7.995	06/01/36			4,350	4,634,767
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500	08/01/23			4,585	3,947,649
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	8.125	06/01/23	(a)		1,895	786,149
Intrado Corp., Gtd. Notes, 144A	8.500	10/15/25	(a)		1,350	910,245
Level 3 Financing, Inc., Sr. Sec’d. Notes, 144A	3.400	03/01/27			3,000	3,139,346
MTN Mauritius Investments Ltd. (South Africa), Gtd. Notes	5.373	02/13/22			220	228,160
Sprint Capital Corp., Gtd. Notes	8.750	03/15/32			4,475	6,219,595
Sprint Corp., Gtd. Notes	7.875	09/15/23	(a)		1,000	1,145,093

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Telefonica Emisiones SA (Spain), Gtd. Notes	4.895%	03/06/48	(a)		1,325	$1,588,577
VEON Holdings BV (Netherlands), Sr. Unsec’d. Notes	3.950	06/16/21			450	454,853
Xplornet Communications, Inc. (Canada), Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%	9.625	06/01/22			2,948	3,018,526
Ypso Finance Bis SA (Luxembourg), Gtd. Notes, 144A	4.000	02/15/28		EUR	1,000	1,040,473

						48,798,008

Transportation 0.1%
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec’d. Notes	5.875	07/05/34			109	128,472
Pelabuhan Indonesia III Persero PT (Indonesia), Sr. Unsec’d. Notes	4.875	10/01/24			650	709,336
Union Pacific Corp., Sr. Unsec’d. Notes	3.750	02/05/70			825	861,845

						1,699,653

TOTAL CORPORATE BONDS (cost $613,359,787)						617,476,573

MUNICIPAL BONDS 0.5%

Illinois 0.2%
State of Illinois, General Obligation Unlimited, Taxable, Pension	5.100	06/01/33			2,525	2,967,456

Puerto Rico 0.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1	4.750	07/01/53			700	786,737
Revenue Bonds, Restructured, Series A-1	5.000	07/01/58			1,780	2,040,538

						2,827,275

See Notes to Financial Statements.

PGIM Strategic Bond Fund	45

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas 0.1%
Texas Private Activity Bond Surface Transportation Corp., Taxable, North Tarrant ExpressWay, Revenue Bonds, Series B	3.922%		12/31/49	825	$958,155

TOTAL MUNICIPAL BONDS (cost $5,981,244)					6,752,886

RESIDENTIAL MORTGAGE-BACKED SECURITIES 9.5%
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.227	(c)	04/25/28	112	111,794
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	3.477	(c)	10/25/28	307	308,331
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	3.077	(c)	04/25/29	360	359,715
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	2.727	(c)	07/25/29	1,440	1,440,219
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	3.227	(c)	07/25/29	1,500	1,509,893
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	3.027	(c)	10/25/29	3,800	3,796,954
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	3.627	(c)	10/25/29	3,400	3,405,945
BVRT Financing Trust, Series 2019-01, Class F, 144A^	3.821	(cc)	09/15/21	16,084	16,141,704
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	3.655	(c)	12/25/57	122	121,992
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	2,002	2,038,780
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	3.777	(c)	09/25/31	7,871	7,935,558
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 0.000%)	3.677	(c)	01/25/40	3,300	3,326,642
Credit Suisse Mortgage Trust,
Series 2019-06R, Class 1A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	3.068	(c)	10/25/46	3,378	3,393,444
Series 2019-11R, Class 1A1, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	3.131	(c)	09/25/45	6,773	6,857,796
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	3.327	(c)	11/25/28	85	85,207

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Eagle Re Ltd. (Bermuda), (cont’d.)
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	2.877	%(c)	04/25/29	18	$17,464
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	3.427	(c)	04/25/29	150	150,356
Fannie Mae Connecticut Avenue Securities, Series 2018-C06, Class 1M2, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	3.627	(c)	03/25/31	3,270	3,275,114
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	4.277	(c)	01/25/49	100	101,093
GCAT LLC, Series 2019-04, Class A1, 144A	3.228		11/26/49	11,349	11,343,977
Government National Mortgage Assoc.,
Series 2016-69, Class B	3.000		05/20/46	10,250	10,906,036
Series 2019-137, Class IO	3.000		11/20/49	9,139	1,534,001
Series 2019-159, Class IJ, IO	3.500		12/20/49	1,721	298,825
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.227	(c)	10/25/28	97	97,520
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.277	(c)	05/25/29	310	310,311
JPMorgan Mortgage Trust, Series 2018-07FRB, Class A2, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	2.411	(c)	04/25/46	112	112,667
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A	3.000		06/25/59	1,148	1,152,075
Series 2019-PR01, Class A1, 144A	3.858		09/25/59	5,985	5,992,274
LSTAR Securities Investment Trust, Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.155	(c)	04/01/24	301	300,510
MRA Issuance Trust, Series 2019-03, 144A, 1 Month LIBOR + 1.150%	2.841	(c)	11/10/20	10,400	10,400,000
New Residential Mortgage Loan Trust, Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	2.377	(c)	01/25/48	305	303,365
Park Avenue Funding Trust,
Series 2019-01, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	3.113	(c)	11/27/20	2,306	2,288,990
Series 2019-04, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	3.113	(c)	05/27/21	39,454	39,464,618

See Notes to Financial Statements.

PGIM Strategic Bond Fund	47

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Radnor Re Ltd. (Bermuda), Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	2.877	%(c)	02/25/29		42	$42,219

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $138,254,349)						138,925,389

SOVEREIGN BONDS 6.8%
Angolan Government International Bond (Angola), Sr. Unsec’d. Notes	9.500		11/12/25		2,360	2,636,978
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	3.375		01/15/23	EUR	6,000	2,774,548
Sr. Unsec’d. Notes	3.875		01/15/22	EUR	1,000	495,837
Sr. Unsec’d. Notes	5.000		01/15/27	EUR	155	66,666
Sr. Unsec’d. Notes	5.625		01/26/22		1,400	658,612
Sr. Unsec’d. Notes	6.875		04/22/21		900	449,602
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	1,594	889,209
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	3	1,533
Bahrain Government International Bond (Bahrain), Sr. Unsec’d. Notes, 144A	5.500		03/31/20		330	330,009
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333		02/15/28		2,824	3,074,208
Costa Rica Government International Bond (Costa Rica), Sr. Unsec’d. Notes	4.250		01/26/23		690	690,960
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.875		04/18/24		1,300	1,398,509
Sr. Unsec’d. Notes	7.500		05/06/21		333	344,149
Sr. Unsec’d. Notes, 144A	5.875		01/30/60		1,455	1,441,981
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes	8.750		06/02/23		260	204,790
Sr. Unsec’d. Notes	8.875		10/23/27		250	181,198
Sr. Unsec’d. Notes	10.500		03/24/20		320	317,603
Sr. Unsec’d. Notes	10.750		03/28/22		860	712,142
Sr. Unsec’d. Notes, 144A	10.500		03/24/20		200	198,502
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, EMTN	4.750		04/11/25	EUR	170	193,771
Sr. Unsec’d. Notes, 144A, EMTN	4.750		04/16/26	EUR	690	785,600
Sr. Unsec’d. Notes, 144A, EMTN	6.125		01/31/22		1,975	2,040,434
Sr. Unsec’d. Notes, 144A, EMTN	6.375		04/11/31	EUR	635	729,923
Sr. Unsec’d. Notes, EMTN	5.625		04/16/30	EUR	1,150	1,273,186
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes	4.250		09/18/22		1,150	1,117,790

See Notes to Financial Statements.

48

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Export Credit Bank of Turkey (Turkey), (cont’d.)
Sr. Unsec’d. Notes, 144A	5.000%		09/23/21		240	$241,725
Sr. Unsec’d. Notes, 144A	8.250		01/24/24		620	654,155
Sr. Unsec’d. Notes, EMTN	5.375		02/08/21		440	442,776
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes	7.875		03/26/27		400	422,442
Sr. Unsec’d. Notes, 144A	6.375		02/11/27		2,720	2,705,381
Sr. Unsec’d. Notes, 144A	8.125		01/18/26		1,200	1,311,880
Hellenic Republic Government Bond (Greece),
Bonds	3.500		01/30/23	EUR	75	90,275
Bonds	3.650	(cc)	02/24/24	EUR	285	353,844
Bonds	3.650	(cc)	02/24/25	EUR	925	1,171,622
Bonds	3.650	(cc)	02/24/26	EUR	492	633,781
Bonds	3.650	(cc)	02/24/27	EUR	79	103,539
Bonds	3.650	(cc)	02/24/28	EUR	750	1,002,116
Bonds	3.650	(cc)	02/24/29	EUR	216	286,769
Bonds	3.650	(cc)	02/24/30	EUR	41	55,505
Bonds	3.650	(cc)	02/24/31	EUR	158	210,918
Bonds	3.650	(cc)	02/24/32	EUR	133	180,404
Bonds	3.650	(cc)	02/24/33	EUR	210	288,685
Bonds	3.650	(cc)	02/24/34	EUR	65	90,352
Bonds	3.650	(cc)	02/24/35	EUR	230	320,269
Bonds	3.650	(cc)	02/24/36	EUR	216	300,026
Bonds	3.650	(cc)	02/24/37	EUR	335	474,625
Bonds	3.650	(cc)	02/24/38	EUR	800	1,117,727
Bonds	3.650	(cc)	02/24/39	EUR	1,060	1,489,234
Bonds	3.650	(cc)	02/24/40	EUR	130	184,224
Bonds	3.900		01/30/33	EUR	1,000	1,385,542
Bonds	4.000		01/30/37	EUR	500	717,489
Sr. Unsec’d. Notes, 144A	3.375		02/15/25	EUR	400	500,509
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes	5.200		07/17/34	EUR	120	183,710
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900		02/14/27	EUR	1,080	1,198,227
Sr. Unsec’d. Notes	1.450		09/18/26	EUR	135	154,995
Sr. Unsec’d. Notes	1.750		04/24/25	EUR	860	1,006,185
Sr. Unsec’d. Notes	3.375		07/30/25	EUR	550	695,971
Sr. Unsec’d. Notes, EMTN	3.750		06/14/28	EUR	380	506,184
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes	5.800		01/15/28		740	703,171
Sr. Unsec’d. Notes	6.752		03/09/23		200	199,256
Sr. Unsec’d. Notes, 144A	6.752		03/09/23		690	687,435

See Notes to Financial Statements.

PGIM Strategic Bond Fund	49

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A	5.125%	06/15/25	EUR	1,670	$2,029,033
Sr. Unsec’d. Notes, 144A	5.750	12/31/32		1,017	986,095
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, GMTN	1.750	09/05/24		200	203,661
Sr. Unsec’d. Notes, 144A, GMTN	3.000	03/12/24		200	213,219
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes	6.875	06/24/24		2,390	2,561,151
Namibia International Bonds (Namibia), Sr. Unsec’d. Notes	5.500	11/03/21		680	706,671
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes	7.625	11/21/25		205	224,652
Sr. Unsec’d. Notes, 144A	7.625	11/21/25		2,410	2,641,026
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes	3.875	03/08/22		1,550	1,557,594
Sr. Unsec’d. Notes, 144A	3.625	06/15/21		200	200,371
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, EMTN	5.125	10/15/24		2,615	3,003,179
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes	10.875	01/26/21		313	152,744
Sr. Unsec’d. Notes, 144A	9.950	06/09/21		150	68,735
Provincia de Buenos Aires/Government Bonds (Argentina), Sr. Unsec’d. Notes	9.125	03/16/24		150	60,411
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.875	10/17/29		1,000	1,006,840
Sr. Unsec’d. Notes	6.875	09/27/23		810	946,963
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	1,590	2,636,037
Sr. Unsec’d. Notes, GMTN	5.375	06/15/33		3,300	4,031,575
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, EMTN	3.875	10/29/35	EUR	1,890	2,467,325
Sr. Unsec’d. Notes, 144A, EMTN	4.625	04/03/49	EUR	740	1,024,862
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	250	326,366
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	318	415,148
Sr. Unsec’d. Notes, EMTN	4.625	04/03/49	EUR	200	276,990
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		200	217,033
Serbia International Bond (Serbia), Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	1,095	1,245,299

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes	5.875%	07/25/22		650	$654,546
Sr. Unsec’d. Notes	6.250	10/04/20		2,700	2,720,554
Sr. Unsec’d. Notes	6.250	07/27/21		700	713,320
Sr. Unsec’d. Notes, 144A	5.750	01/18/22		800	807,161
Sr. Unsec’d. Notes, 144A	6.250	10/04/20		405	408,083
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan), Sr. Unsec’d. Notes	5.625	12/05/22		2,360	2,438,805
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	5.625	03/30/21		220	222,837
Sr. Unsec’d. Notes	6.350	08/10/24		1,250	1,285,376
Sr. Unsec’d. Notes	7.250	12/23/23		750	798,463
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750	09/01/20		305	310,295
Sr. Unsec’d. Notes	7.750	09/01/21		700	737,094
Sr. Unsec’d. Notes	7.750	09/01/22		100	107,739
Sr. Unsec’d. Notes	7.750	09/01/24		430	466,825
Sr. Unsec’d. Notes	8.994	02/01/24		200	224,021
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	2,645	2,761,203
Sr. Unsec’d. Notes, 144A	7.750	09/01/20		1,485	1,510,781
Sr. Unsec’d. Notes, 144A	7.750	09/01/22		3,550	3,824,739
Sr. Unsec’d. Notes, 144A	7.750	09/01/23		520	563,801
Sr. Unsec’d. Notes, 144A	8.994	02/01/24		650	728,069
Sr. Unsec’d. Notes, 144A	9.750	11/01/28		2,100	2,529,028
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.975	04/20/55		500	619,807

TOTAL SOVEREIGN BONDS (cost $99,756,452)					98,714,215

U.S. GOVERNMENT AGENCY OBLIGATIONS 7.0%
Federal National Mortgage Assoc.	3.000	TBA		80,000	82,282,400
Federal National Mortgage Assoc.	3.500	08/01/49		18,630	19,358,737

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $100,933,629)					101,641,137

U.S. TREASURY OBLIGATIONS 7.6%
U.S. Treasury Bonds(k)	2.375	11/15/49		6,865	8,013,815
U.S. Treasury Bonds(k)	3.000	05/15/45		26,945	34,316,984
U.S. Treasury Bonds	3.125	02/15/43		5,805	7,474,845
U.S. Treasury Bonds(k)	3.375	11/15/48		2,000	2,785,937
U.S. Treasury Bonds(k)	3.625	08/15/43		7,975	11,082,758

See Notes to Financial Statements.

PGIM Strategic Bond Fund	51

Schedule of Investments (continued)

as of February 29, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Bonds	3.750%		11/15/43	2,595	$3,676,385
U.S. Treasury Notes(h)(k)	2.125		05/15/25	13,000	13,773,906
U.S. Treasury Notes(k)	2.250		11/15/25	5,185	5,548,760
U.S. Treasury Notes(k)	2.250		11/15/27	1,835	1,995,563
U.S. Treasury Notes	2.375		08/15/24	6,820	7,252,111
U.S. Treasury Notes	3.000		09/30/25	1,975	2,192,404
U.S. Treasury Strips Coupon	2.049	(s)	02/15/39	1,200	880,781
U.S. Treasury Strips Coupon	2.056	(s)	11/15/38	1,185	878,613
U.S. Treasury Strips Coupon	2.208	(s)	05/15/39	3,315	2,431,734
U.S. Treasury Strips Coupon(k)	2.340	(s)	02/15/43	7,190	4,813,368
U.S. Treasury Strips Coupon	2.395	(s)	11/15/43	2,247	1,479,070
U.S. Treasury Strips Principal	2.280	(s)	11/15/44	2,645	1,724,416

TOTAL U.S. TREASURY OBLIGATIONS (cost $101,092,831)					110,321,450

				Shares

COMMON STOCKS 0.0%

Chemicals 0.0%
Hexion Holdings Corp. (Class B Stock)*				1,179	13,028

Electric Utilities 0.0%
GenOn Energy Holdings, Inc. (Class A Stock)^*				677	138,785

Independent Power & Renewable Electricity Producers 0.0%
Vistra Energy Corp.				10,516	202,223

Oil, Gas & Consumable Fuels 0.0%
Frontera Energy Corp. (Colombia)				2,232	12,262

TOTAL COMMON STOCKS (cost $324,829)					366,298

TOTAL LONG-TERM INVESTMENTS (cost $1,385,402,059)					1,406,855,165

SHORT-TERM INVESTMENTS 15.6%

AFFILIATED MUTUAL FUNDS 15.6%
PGIM Core Ultra Short Bond Fund(w)				160,805,034	160,805,034

See Notes to Financial Statements.

52

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $66,396,079; includes $66,285,330 of cash collateral for securities on loan)(b)(w)	66,390,822	$66,390,822

TOTAL AFFILIATED MUTUAL FUNDS (cost $227,201,113)		227,195,856

OPTIONS PURCHASED*~ 0.0% (cost $852)		25,652

TOTAL SHORT-TERM INVESTMENTS (cost $227,201,965)		227,221,508

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 112.0% (cost $1,612,604,024)		1,634,076,673

OPTIONS WRITTEN*~ (0.1)% (premiums received $323,025)		(810,133)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 111.9% (cost $1,612,280,999)		1,633,266,540
Liabilities in excess of other assets(z) (11.9)%		(174,162,298)

NET ASSETS 100.0%		$1,459,104,242

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

See Notes to Financial Statements.

PGIM Strategic Bond Fund	53

Schedule of Investments (continued)

as of February 29, 2020

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage-Backed Index

CMS—Constant Maturity Swap

COOIS—Colombia Overnight Interbank Reference Rate

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMAC—General Motors Acceptance Corporation

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OJSC—Open Joint-Stock Company

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

S—Semiannual payment frequency for swaps

SONIA—Sterling Overnight Index Average

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $27,353,423 and 1.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $63,670,573; cash collateral of $66,285,330 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 29, 2020.

See Notes to Financial Statements.

54

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of February 29, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of February 29, 2020.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	149	$1,919
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	362	4,309
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	719	8,674
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	720	9,135
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	145	1,615

Total Options Purchased (cost $852)							$25,652

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.33.V1, 12/20/24	Put	BNP Paribas S.A.	06/17/20	$95.00	5.00%(Q)	CDX.NA.HY. 33.V1(Q)	95,000	$(462,175)
CDX.NA.HY.33.V2, 12/20/24	Put	BNP Paribas S.A.	03/18/20	$100.00	5.00%(Q)	CDX.NA.HY. 33.V2(Q)	10,000	(17,530)
CDX.NA.HY.33.V2, 12/20/24	Put	BNP Paribas S.A.	06/17/20	$100.00	5.00%(Q)	CDX.NA.HY. 33.V2(Q)	36,700	(330,428)

Total Options Written (premiums received $323,025)								$(810,133)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	55

Schedule of Investments (continued)

as of February 29, 2020

Futures contracts outstanding at February 29, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
4,790	5 Year U.S. Treasury Notes	Jun. 2020	$587,972,500	$10,291,707
862	10 Year U.S. Treasury Notes	Jun. 2020	116,154,500	2,361,920
1,146	20 Year U.S. Treasury Bonds	Jun. 2020	172,150,687	4,501,810
214	30 Year U.S. Ultra Treasury Bonds	Jun. 2020	44,405,000	1,352,411

				18,507,848

	Short Positions:
3,461	2 Year U.S. Treasury Notes	Jun. 2020	755,633,644	(4,851,965)
44	5 Year Euro-Bobl	Mar. 2020	6,589,522	(35,497)
258	5 Year Euro-Bobl	Jun. 2020	38,735,398	(208,848)
177	10 Year Euro-Bund	Jun. 2020	34,134,277	(457,851)
457	20 Year U.S. Treasury Bonds	Jun. 2020	77,804,250	(2,333,000)
5	30 Year Euro Buxl	Jun. 2020	1,204,189	(37,760)
116	Euro Schatz Index	Mar. 2020	14,382,857	(47,476)

				(7,972,397)

				$10,535,451

Forward foreign currency exchange contracts outstanding at February 29, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 04/17/20	Barclays Bank PLC	AUD	1,600	$1,073,000	$1,043,519	$—	$(29,481)
Expiring 04/17/20	Barclays Bank PLC	AUD	1,417	969,000	923,981	—	(45,019)
Expiring 04/17/20	Barclays Bank PLC	AUD	1,259	871,000	821,240	—	(49,760)
Expiring 04/17/20	BNP Paribas S.A.	AUD	1,725	1,160,000	1,124,886	—	(35,114)
Expiring 04/17/20	BNP Paribas S.A.	AUD	1,272	859,000	829,466	—	(29,534)
Expiring 04/17/20	Morgan Stanley & Co. International PLC	AUD	1,827	1,234,000	1,191,570	—	(42,430)
Brazilian Real,
Expiring 03/03/20	BNP Paribas S.A.	BRL	6,792	1,613,000	1,518,365	—	(94,635)
Expiring 03/03/20	Goldman Sachs International	BRL	9,299	2,096,776	2,078,996	—	(17,780)
British Pound,
Expiring 04/15/20	Bank of America, N.A.	GBP	1,009	1,332,000	1,294,734	—	(37,266)
Expiring 04/15/20	Bank of America, N.A.	GBP	723	951,000	928,292	—	(22,708)
Expiring 04/15/20	BNP Paribas S.A.	GBP	1,201	1,566,000	1,542,378	—	(23,622)
Expiring 04/15/20	BNP Paribas S.A.	GBP	1,003	1,317,000	1,287,954	—	(29,046)
Expiring 04/15/20	BNP Paribas S.A.	GBP	761	997,000	977,498	—	(19,502)

See Notes to Financial Statements.

56

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 04/17/20	Barclays Bank PLC	CAD	12,286	$9,421,932	$9,152,987	$—	$(268,945)
Expiring 04/17/20	BNP Paribas S.A.	CAD	2,366	1,785,000	1,762,922	—	(22,078)
Expiring 04/17/20	BNP Paribas S.A.	CAD	1,901	1,434,000	1,416,615	—	(17,385)
Expiring 04/17/20	BNP Paribas S.A.	CAD	1,646	1,262,000	1,226,657	—	(35,343)
Expiring 04/17/20	BNP Paribas S.A.	CAD	1,549	1,181,000	1,154,168	—	(26,832)
Expiring 04/17/20	UBS AG	CAD	2,369	1,787,000	1,764,659	—	(22,341)
Chilean Peso,
Expiring 03/18/20	Barclays Bank PLC	CLP	1,142,713	1,441,000	1,397,224	—	(43,776)
Expiring 03/18/20	Citibank, N.A.	CLP	2,628,356	3,278,000	3,213,756	—	(64,244)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CLP	1,315,969	1,659,000	1,609,068	—	(49,932)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CLP	1,008,906	1,274,000	1,233,615	—	(40,385)
Chinese Renminbi,
Expiring 05/11/20	Citibank, N.A.	CNH	35,007	4,997,087	5,006,165	9,078	—
Colombian Peso,
Expiring 03/18/20	Barclays Bank PLC	COP	4,424,079	1,351,000	1,255,971	—	(95,029)
Expiring 03/18/20	Barclays Bank PLC	COP	2,410,104	733,000	684,215	—	(48,785)
Expiring 03/18/20	Barclays Bank PLC	COP	1,668,400	485,000	473,649	—	(11,351)
Expiring 03/18/20	BNP Paribas S.A.	COP	3,702,236	1,049,000	1,051,043	2,043	—
Expiring 03/18/20	BNP Paribas S.A.	COP	1,516,656	433,000	430,570	—	(2,430)
Expiring 03/18/20	Citibank, N.A.	COP	4,043,533	1,224,000	1,147,936	—	(76,064)
Expiring 03/18/20	Goldman Sachs International	COP	3,446,625	1,010,000	978,477	—	(31,523)
Expiring 03/18/20	Goldman Sachs International	COP	2,698,746	781,000	766,158	—	(14,842)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	COP	3,809,322	1,166,000	1,081,445	—	(84,555)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	COP	2,480,833	716,000	704,294	—	(11,706)
Czech Koruna,
Expiring 04/15/20	Bank of America, N.A. CZK		19,667	873,000	852,894	—	(20,106)
Expiring 04/15/20	Barclays Bank PLC	CZK	93,749	4,128,232	4,065,629	—	(62,603)
Expiring 04/15/20	Barclays Bank PLC	CZK	73,072	3,220,000	3,168,935	—	(51,065)
Expiring 04/15/20	Barclays Bank PLC	CZK	18,209	806,000	789,671	—	(16,329)
Expiring 04/15/20	BNP Paribas S.A.	CZK	27,121	1,186,000	1,176,152	—	(9,848)
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	CZK	26,379	1,155,000	1,143,991	—	(11,009)
Expiring 04/15/20	Morgan Stanley & Co. International PLC	CZK	19,590	862,000	849,573	—	(12,427)
Euro,
Expiring 04/15/20	Bank of America, N.A.	EUR	1,954	2,152,000	2,163,034	11,034	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund	57

Schedule of Investments (continued)

as of February 29, 2020

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 04/15/20	Barclays Bank PLC	EUR	3,505	$3,819,000	$3,880,431	$61,431	$—
Expiring 04/15/20	Barclays Bank PLC	EUR	1,780	1,977,000	1,970,996	—	(6,004)
Expiring 04/15/20	BNP Paribas S.A.	EUR	2,212	2,410,000	2,448,688	38,688	—
Expiring 04/15/20	BNP Paribas S.A.	EUR	2,014	2,218,000	2,229,757	11,757	—
Expiring 04/15/20	BNP Paribas S.A.	EUR	1,703	1,907,000	1,885,015	—	(21,985)
Expiring 04/15/20	BNP Paribas S.A.	EUR	1,603	1,798,000	1,775,283	—	(22,717)
Expiring 04/15/20	BNP Paribas S.A.	EUR	1,601	1,791,000	1,772,972	—	(18,028)
Expiring 04/15/20	BNP Paribas S.A.	EUR	899	997,000	995,904	—	(1,096)
Hungarian Forint,
Expiring 04/15/20	Bank of America, N.A.	HUF	771,484	2,491,000	2,521,977	30,977	—
Expiring 04/15/20	Citibank, N.A.	HUF	722,514	2,378,000	2,361,895	—	(16,105)
Indian Rupee,
Expiring 03/18/20	Barclays Bank PLC	INR	300,233	4,199,000	4,139,666	—	(59,334)
Expiring 03/18/20	BNP Paribas S.A.	INR	290,393	4,031,840	4,003,999	—	(27,841)
	Morgan Stanley & Co.
Expiring 03/18/20	International PLC	INR	253,962	3,566,000	3,501,672	—	(64,328)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	INR	228,792	3,201,000	3,154,626	—	(46,374)
Indonesian Rupiah,
Expiring 03/18/20	Barclays Bank PLC	IDR	35,381,220	2,562,000	2,437,917	—	(124,083)
Expiring 03/18/20	Barclays Bank PLC	IDR	29,329,440	2,107,000	2,020,923	—	(86,077)
Expiring 03/18/20	Barclays Bank PLC	IDR	22,810,918	1,659,000	1,571,769	—	(87,231)
Expiring 03/18/20	Barclays Bank PLC	IDR	21,924,405	1,587,000	1,510,685	—	(76,315)
Expiring 03/18/20	Barclays Bank PLC	IDR	15,100,260	1,099,000	1,040,472	—	(58,528)
Expiring 03/18/20	BNP Paribas S.A.	IDR	36,448,104	2,662,000	2,511,430	—	(150,570)
Expiring 03/18/20	BNP Paribas S.A.	IDR	31,150,847	2,267,000	2,146,426	—	(120,574)
Expiring 03/18/20	BNP Paribas S.A.	IDR	19,670,700	1,428,000	1,355,395	—	(72,605)
Expiring 03/18/20	BNP Paribas S.A.	IDR	14,709,794	1,063,000	1,013,567	—	(49,433)
Expiring 03/18/20	Citibank, N.A.	IDR	32,762,563	2,393,000	2,257,480	—	(135,520)
Expiring 03/18/20	Citibank, N.A.	IDR	26,110,980	1,908,000	1,799,158	—	(108,842)
Expiring 03/18/20	Goldman Sachs International	IDR	47,449,176	3,468,000	3,269,450	—	(198,550)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	IDR	36,068,710	2,627,000	2,485,288	—	(141,712)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	IDR	27,808,158	2,023,000	1,916,101	—	(106,899)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	IDR	23,205,475	1,690,000	1,598,956	—	(91,044)
Israeli Shekel,
Expiring 03/18/20	BNP Paribas S.A.	ILS	6,283	1,823,505	1,813,348	—	(10,157)
Expiring 03/18/20	Citibank, N.A.	ILS	14,093	4,128,000	4,067,407	—	(60,593)

See Notes to Financial Statements.

58

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 03/18/20	Goldman Sachs International	ILS	14,302	$4,187,000	$4,127,667	$—	$(59,333)
Japanese Yen,
Expiring 04/15/20	Barclays Bank PLC	JPY	883,432	8,083,348	8,212,249	128,901	—
Expiring 04/15/20	BNP Paribas S.A.	JPY	350,287	3,189,000	3,256,219	67,219	—
Expiring 04/15/20	BNP Paribas S.A.	JPY	239,452	2,200,000	2,225,914	25,914	—
Expiring 04/15/20	BNP Paribas S.A.	JPY	173,836	1,603,000	1,615,957	12,957	—
Expiring 04/15/20	Citibank, N.A.	JPY	288,970	2,620,000	2,686,220	66,220	—
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	JPY	155,493	1,445,000	1,445,441	441	—
Mexican Peso,
Expiring 03/18/20	Citibank, N.A.	MXN	41,831	2,192,000	2,118,521	—	(73,479)
Expiring 03/18/20	Goldman Sachs International	MXN	96,301	4,855,857	4,877,192	21,335	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	92,371	4,857,000	4,678,159	—	(178,841)
New Taiwanese Dollar,
Expiring 03/18/20	Barclays Bank PLC	TWD	167,244	5,526,000	5,562,458	36,458	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	TWD	325,024	10,841,000	10,810,122	—	(30,878)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	TWD	196,306	6,487,000	6,529,043	42,043	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	TWD	129,903	4,340,000	4,320,508	—	(19,492)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	TWD	111,412	3,680,000	3,705,503	25,503	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	TWD	110,551	3,653,000	3,676,858	23,858	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TWD	146,177	4,853,000	4,861,775	8,775	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TWD	141,597	4,705,000	4,709,438	4,438	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TWD	122,876	4,069,000	4,086,805	17,805	—
Expiring 03/18/20	UBS AG	TWD	10,451	345,301	347,580	2,279	—
New Zealand Dollar,
Expiring 04/17/20	Citibank, N.A.	NZD	1,052	700,000	658,076	—	(41,924)
Expiring 04/17/20	Morgan Stanley & Co. International PLC	NZD	2,347	1,532,000	1,467,768	—	(64,232)
Expiring 04/17/20	UBS AG	NZD	2,381	1,537,000	1,488,779	—	(48,221)
Norwegian Krone,
Expiring 04/15/20	Barclays Bank PLC	NOK	16,118	1,715,000	1,713,291	—	(1,709)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	59

Schedule of Investments (continued)

as of February 29, 2020

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	NOK	56,242	$6,323,171	$5,978,368	$—	$(344,803)
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	NOK	15,210	1,606,000	1,616,790	10,790	—
Peruvian Nuevo Sol,
Expiring 03/18/20	BNP Paribas S.A.	PEN	4,767	1,398,000	1,378,101	—	(19,899)
Expiring 03/18/20	BNP Paribas S.A.	PEN	4,298	1,284,000	1,242,680	—	(41,320)
Expiring 03/18/20	Citibank, N.A.	PEN	4,953	1,475,000	1,431,926	—	(43,074)
Expiring 03/18/20	Citibank, N.A.	PEN	4,715	1,408,000	1,363,097	—	(44,903)
Expiring 03/18/20	Citibank, N.A.	PEN	3,729	1,112,000	1,078,034	—	(33,966)
Expiring 03/18/20	Citibank, N.A.	PEN	3,716	1,093,000	1,074,290	—	(18,710)
Expiring 03/18/20	Citibank, N.A.	PEN	3,616	1,070,000	1,045,404	—	(24,596)
Expiring 03/18/20	Goldman Sachs International	PEN	5,881	1,728,000	1,700,369	—	(27,631)
Expiring 03/18/20	Goldman Sachs International	PEN	4,121	1,224,000	1,191,299	—	(32,701)
Expiring 03/18/20	Goldman Sachs International	PEN	3,652	1,076,000	1,055,808	—	(20,192)
Philippine Peso,
Expiring 03/18/20	Barclays Bank PLC	PHP	64,802	1,273,000	1,266,914	—	(6,086)
Expiring 03/18/20	BNP Paribas S.A.	PHP	154,510	3,016,000	3,020,744	4,744	—
Expiring 03/18/20	BNP Paribas S.A.	PHP	146,685	2,879,000	2,867,768	—	(11,232)
Expiring 03/18/20	BNP Paribas S.A.	PHP	98,099	1,919,000	1,917,892	—	(1,108)
Expiring 03/18/20	Goldman Sachs International	PHP	48,419	947,000	946,620	—	(380)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	PHP	147,163	2,903,000	2,877,111	—	(25,889)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	PHP	143,183	2,818,000	2,799,293	—	(18,707)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	PHP	105,380	2,059,000	2,060,226	1,226	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	PHP	85,938	1,690,000	1,680,136	—	(9,864)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	PHP	77,498	1,523,000	1,515,123	—	(7,877)
Polish Zloty,
Expiring 04/15/20	Barclays Bank PLC	PLN	26,423	6,930,599	6,737,634	—	(192,965)
Russian Ruble,
Expiring 03/18/20	Barclays Bank PLC	RUB	99,710	1,581,000	1,484,404	—	(96,596)
Expiring 03/18/20	Citibank, N.A.	RUB	117,320	1,825,000	1,746,575	—	(78,425)
Expiring 03/18/20	Citibank, N.A.	RUB	110,224	1,784,000	1,640,939	—	(143,061)

See Notes to Financial Statements.

60

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 03/18/20	Goldman Sachs International	RUB	291,145	$4,485,427	$4,334,344	$—	$(151,083)
Expiring 03/18/20	Goldman Sachs International	RUB	268,749	4,140,969	4,000,933	—	(140,036)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	RUB	298,839	4,612,423	4,448,891	—	(163,532)
Singapore Dollar,
Expiring 03/18/20	Bank of America, N.A.	SGD	6,656	4,944,000	4,778,823	—	(165,177)
Expiring 03/18/20	BNP Paribas S.A.	SGD	35,092	25,746,813	25,197,033	—	(549,780)
Expiring 03/18/20	BNP Paribas S.A.	SGD	5,454	4,045,000	3,916,134	—	(128,866)
Expiring 03/18/20	Citibank, N.A.	SGD	9,117	6,761,000	6,546,050	—	(214,950)
Expiring 03/18/20	UBS AG	SGD	5,301	3,918,000	3,805,921	—	(112,079)
South African Rand,
Expiring 03/18/20	Barclays Bank PLC	ZAR	5,123	344,769	327,423	—	(17,346)
South Korean Won,
Expiring 03/18/20	BNP Paribas S.A.	KRW	5,271,569	4,489,689	4,389,325	—	(100,364)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	KRW	3,655,645	3,101,000	3,043,840	—	(57,160)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	KRW	3,615,536	3,108,000	3,010,444	—	(97,556)
Swedish Krona,
Expiring 04/15/20	Barclays Bank PLC	SEK	67,417	7,149,879	7,031,331	—	(118,548)
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	SEK	16,042	1,658,000	1,673,095	15,095	—
Expiring 04/15/20	UBS AG	SEK	13,826	1,422,000	1,442,006	20,006	—
Swiss Franc,
Expiring 04/15/20	BNP Paribas S.A.	CHF	3,015	3,142,000	3,135,699	—	(6,301)
Expiring 04/15/20	BNP Paribas S.A.	CHF	1,254	1,309,000	1,304,666	—	(4,334)
Expiring 04/15/20	Morgan Stanley & Co. International PLC	CHF	1,328	1,384,237	1,381,036	—	(3,201)
Thai Baht,
Expiring 03/18/20	Citibank, N.A.	THB	217,198	7,120,000	6,885,720	—	(234,280)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	THB	441,221	14,630,787	13,987,769	—	(643,018)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	THB	113,274	3,683,000	3,591,073	—	(91,927)
Turkish Lira,
Expiring 03/18/20	Barclays Bank PLC	TRY	11,506	1,870,000	1,828,673	—	(41,327)
Expiring 03/18/20	Barclays Bank PLC	TRY	7,323	1,198,000	1,163,852	—	(34,148)
Expiring 03/18/20	Barclays Bank PLC	TRY	7,052	1,153,000	1,120,812	—	(32,188)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	61

Schedule of Investments (continued)

as of February 29, 2020

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 03/18/20	BNP Paribas S.A.	TRY	3,780	$620,000	$600,811	$—	$(19,189)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	TRY	11,797	1,932,000	1,874,872	—	(57,128)

				$403,296,641	$395,462,669	701,015	(8,534,987)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 04/17/20	Bank of America, N.A.	AUD	2,092	$1,386,000	$1,364,502	$21,498	$—
Expiring 04/17/20	Barclays Bank PLC	AUD	10,524	7,239,537	6,863,157	376,380	—
Expiring 04/17/20	Barclays Bank PLC	AUD	1,657	1,139,000	1,080,687	58,313	—
Expiring 04/17/20	Barclays Bank PLC	AUD	1,653	1,097,000	1,077,708	19,292	—
Expiring 04/17/20	Goldman Sachs International	AUD	1,297	871,000	845,818	25,182	—
Brazilian Real,
Expiring 03/03/20	Citibank, N.A.	BRL	16,091	3,840,455	3,597,361	243,094	—
Expiring 04/02/20	Goldman Sachs International	BRL	9,299	2,092,859	2,075,020	17,839	—
British Pound,
Expiring 04/15/20	Barclays Bank PLC	GBP	1,701	2,219,000	2,183,876	35,124	—
Expiring 04/15/20	Barclays Bank PLC	GBP	1,234	1,597,000	1,584,193	12,807	—
Expiring 04/15/20	BNP Paribas S.A.	GBP	1,389	1,776,000	1,783,016	—	(7,016)
Expiring 04/15/20	BNP Paribas S.A.	GBP	1,106	1,433,000	1,420,405	12,595	—
Expiring 04/15/20	BNP Paribas S.A.	GBP	724	947,000	928,994	18,006	—
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	GBP	824	1,068,000	1,057,944	10,056	—
Expiring 04/15/20	Morgan Stanley & Co. International PLC	GBP	5,513	7,183,006	7,077,529	105,477	—
Expiring 04/15/20	UBS AG	GBP	997	1,297,000	1,280,324	16,676	—
Canadian Dollar,
Expiring 04/17/20	Barclays Bank PLC	CAD	2,581	1,943,000	1,923,226	19,774	—
Expiring 04/17/20	Barclays Bank PLC	CAD	1,661	1,264,000	1,237,402	26,598	—
Expiring 04/17/20	Barclays Bank PLC	CAD	1,595	1,202,000	1,188,196	13,804	—
Expiring 04/17/20	BNP Paribas S.A.	CAD	2,814	2,119,000	2,096,385	22,615	—
Expiring 04/17/20	BNP Paribas S.A.	CAD	2,749	2,058,000	2,048,026	9,974	—

See Notes to Financial Statements.

62

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 04/17/20	JPMorgan Chase Bank, N.A.	CAD	2,369	$1,765,000	$1,765,222	$—	$(222)
Expiring 04/17/20	Morgan Stanley & Co. International PLC	CAD	4,273	3,212,000	3,183,358	28,642	—
Expiring 04/17/20	Morgan Stanley & Co. International PLC	CAD	3,173	2,399,000	2,363,773	35,227	—
Expiring 04/17/20	Morgan Stanley & Co. International PLC	CAD	2,324	1,763,000	1,731,372	31,628	—
Expiring 04/17/20	Morgan Stanley & Co. International PLC	CAD	2,058	1,548,000	1,533,248	14,752	—
Chilean Peso,
Expiring 03/18/20	Barclays Bank PLC	CLP	2,255,754	2,840,999	2,758,166	82,833	—
Expiring 03/18/20	Citibank, N.A.	CLP	2,102,111	2,596,000	2,570,303	25,697	—
Expiring 03/18/20	Citibank, N.A.	CLP	1,613,077	2,038,000	1,972,349	65,651	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	CLP	5,889,764	7,427,427	7,201,561	225,866	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	CLP	4,976,959	6,273,742	6,085,452	188,290	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CLP	1,750,103	2,251,000	2,139,895	111,105	—
Chinese Renminbi,
Expiring 05/11/20	Barclays Bank PLC CNH		36,758	5,210,000	5,256,506	—	(46,506)
Expiring 05/11/20	Citibank, N.A.	CNH	38,813	5,542,000	5,550,414	—	(8,414)
Colombian Peso,
Expiring 03/18/20	Citibank, N.A.	COP	2,256,678	665,000	640,658	24,342	—
Expiring 03/18/20	Goldman Sachs International	COP	3,790,121	1,099,000	1,075,994	23,006	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	COP	25,870,557	7,467,543	7,344,503	123,040	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	COP	2,793,740	820,000	793,127	26,873	—
Expiring 03/18/20	UBS AG	COP	2,629,557	771,000	746,516	24,484	—
Expiring 06/17/20	Morgan Stanley & Co. International PLC	COP	2,937,585	831,000	829,156	1,844	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund	63

Schedule of Investments (continued)

as of February 29, 2020

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna,
Expiring 04/15/20	Barclays Bank PLC	CZK	29,781	$1,299,000	$1,291,511	$7,489	$—
Expiring 04/15/20	Citibank, N.A.	CZK	30,370	1,310,000	1,317,071	—	(7,071)
Expiring 04/15/20	Citibank, N.A.	CZK	29,421	1,271,000	1,275,915	—	(4,915)
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	CZK	31,583	1,367,000	1,369,648	—	(2,648)
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	CZK	26,926	1,175,000	1,167,711	7,289	—
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	CZK	21,847	938,000	947,422	—	(9,422)
Expiring 04/15/20	Morgan Stanley & Co. International PLC	CZK	30,886	1,338,000	1,339,428	—	(1,428)
Expiring 04/15/20	Morgan Stanley & Co. International PLC	CZK	28,781	1,237,000	1,248,135	—	(11,135)
Euro,
Expiring 04/15/20	Bank of America, N.A.	EUR	5,346	5,938,459	5,918,803	19,656	—
Expiring 04/15/20	Bank of America, N.A.	EUR	4,875	5,356,594	5,397,514	—	(40,920)
Expiring 04/15/20	Barclays Bank PLC	EUR	20,067	22,498,273	22,218,058	280,215	—
Expiring 04/15/20	Barclays Bank PLC	EUR	2,632	2,908,000	2,914,001	—	(6,001)
Expiring 04/15/20	BNP Paribas S.A.	EUR	6,743	7,323,000	7,466,264	—	(143,264)
Expiring 04/15/20	BNP Paribas S.A.	EUR	2,475	2,693,000	2,739,761	—	(46,761)
Expiring 04/15/20	BNP Paribas S.A.	EUR	2,200	2,410,000	2,435,372	—	(25,372)
Expiring 04/15/20	BNP Paribas S.A.	EUR	1,291	1,399,000	1,429,337	—	(30,337)
Expiring 04/15/20	BNP Paribas S.A.	EUR	941	1,040,000	1,041,864	—	(1,864)
Expiring 04/15/20	Citibank, N.A.	EUR	1,931	2,112,000	2,138,312	—	(26,312)
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	EUR	34,444	38,541,672	38,135,687	405,985	—
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	EUR	7,135	7,912,081	7,899,895	12,186	—
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	EUR	2,681	2,925,463	2,968,650	—	(43,187)
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	EUR	566	634,660	626,664	7,996	—
Expiring 04/15/20	Morgan Stanley & Co. International PLC	EUR	4,554	5,047,240	5,041,792	5,448	—
Expiring 04/15/20	Morgan Stanley & Co. International PLC	EUR	2,500	2,749,999	2,767,985	—	(17,986)

See Notes to Financial Statements.

64

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 04/15/20	Morgan Stanley & Co. International PLC	EUR	1,162	$1,266,382	$1,286,176	$—	$(19,794)
Expiring 04/15/20	Morgan Stanley & Co. International PLC	EUR	300	326,281	331,778	—	(5,497)
Expiring 04/15/20	UBS AG	EUR	1,921	2,091,000	2,126,739	—	(35,739)
Expiring 12/02/20	Citibank, N.A.	EUR	26,277	29,793,639	29,405,945	387,694	—
Hungarian Forint,
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	HUF	479,096	1,609,513	1,566,161	43,352	—
Indian Rupee,
Expiring 03/18/20	Barclays Bank PLC	INR	289,432	4,001,000	3,990,749	10,251	—
Expiring 03/18/20	BNP Paribas S.A.	INR	274,764	3,831,000	3,788,503	42,497	—
Expiring 03/18/20	Citibank, N.A.	INR	199,359	2,757,000	2,748,796	8,204	—
Expiring 03/18/20	Goldman Sachs International	INR	309,824	4,316,000	4,271,914	44,086	—
Expiring 06/17/20	BNP Paribas S.A.	INR	290,393	3,991,249	3,962,223	29,026	—
Indonesian Rupiah,
Expiring 03/18/20	Barclays Bank PLC	IDR	18,831,040	1,328,000	1,297,539	30,461	—
Expiring 03/18/20	Barclays Bank PLC	IDR	10,153,238	718,000	699,601	18,399	—
Expiring 03/18/20	Citibank, N.A.	IDR	20,649,720	1,464,000	1,422,854	41,146	—
Expiring 03/18/20	Goldman Sachs International	IDR	109,077,000	7,645,406	7,515,870	129,536	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	IDR	29,688,136	2,116,000	2,045,639	70,361	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	IDR	14,775,165	1,049,000	1,018,072	30,928	—
Expiring 03/18/20	UBS AG	IDR	12,847,655	907,000	885,258	21,742	—
Israeli Shekel,
Expiring 03/18/20	Bank of America, N.A.	ILS	10,849	3,116,000	3,131,019	—	(15,019)
Expiring 03/18/20	Barclays Bank PLC	ILS	10,233	2,959,000	2,953,449	5,551	—
Japanese Yen,
Expiring 04/15/20	Bank of America, N.A.	JPY	205,579	1,904,000	1,911,031	—	(7,031)
Expiring 04/15/20	Barclays Bank PLC	JPY	184,625	1,688,000	1,716,245	—	(28,245)
Expiring 04/15/20	Barclays Bank PLC	JPY	174,126	1,563,000	1,618,654	—	(55,654)
Expiring 04/15/20	Barclays Bank PLC	JPY	163,809	1,496,000	1,522,740	—	(26,740)
Expiring 04/15/20	BNP Paribas S.A.	JPY	195,625	1,750,000	1,818,501	—	(68,501)
Expiring 04/15/20	BNP Paribas S.A.	JPY	158,758	1,460,000	1,475,788	—	(15,788)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	65

Schedule of Investments (continued)

as of February 29, 2020

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 04/15/20	Citibank, N.A.	JPY	130,822	$1,193,000	$1,216,101	$—	$(23,101)
Mexican Peso,
Expiring 03/18/20	Barclays Bank PLC	MXN	46,307	2,473,000	2,345,200	127,800	—
Expiring 03/18/20	BNP Paribas S.A.	MXN	62,278	3,317,000	3,154,082	162,918	—
Expiring 03/18/20	Citibank, N.A.	MXN	49,676	2,501,000	2,515,855	—	(14,855)
Expiring 03/18/20	Goldman Sachs International	MXN	61,341	3,229,000	3,106,628	122,372	—
New Taiwanese Dollar,
Expiring 03/18/20	Barclays Bank PLC	TWD	203,688	6,837,000	6,774,549	62,451	—
Expiring 03/18/20	Barclays Bank PLC	TWD	196,459	6,615,000	6,534,116	80,884	—
Expiring 03/18/20	Barclays Bank PLC	TWD	165,695	5,550,000	5,510,934	39,066	—
Expiring 03/18/20	Barclays Bank PLC	TWD	125,853	4,219,000	4,185,795	33,205	—
Expiring 03/18/20	Barclays Bank PLC	TWD	117,457	3,927,000	3,906,542	20,458	—
Expiring 03/18/20	Citibank, N.A.	TWD	148,487	4,985,000	4,938,604	46,396	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	TWD	149,196	4,984,000	4,962,179	21,821	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TWD	148,358	4,988,000	4,934,309	53,691	—
New Zealand Dollar,
Expiring 04/17/20	Bank of America, N.A.	NZD	12,106	7,995,250	7,570,611	424,639	—
Expiring 04/17/20	Barclays Bank PLC	NZD	1,424	942,000	890,647	51,353	—
Expiring 04/17/20	BNP Paribas S.A.	NZD	2,355	1,538,000	1,472,907	65,093	—
Expiring 04/17/20	BNP Paribas S.A.	NZD	1,811	1,187,000	1,132,254	54,746	—
Norwegian Krone,
Expiring 04/15/20	Bank of America, N.A.	NOK	13,484	1,495,000	1,433,284	61,716	—
Expiring 04/15/20	Barclays Bank PLC	NOK	10,451	1,130,000	1,110,907	19,093	—
Expiring 04/15/20	Barclays Bank PLC	NOK	6,975	786,000	741,382	44,618	—
Expiring 04/15/20	BNP Paribas S.A.	NOK	16,035	1,749,000	1,704,437	44,563	—
Expiring 04/15/20	BNP Paribas S.A.	NOK	7,650	829,000	813,161	15,839	—
Expiring 04/15/20	Goldman Sachs International	NOK	12,224	1,326,000	1,299,364	26,636	—
Peruvian Nuevo Sol,
Expiring 03/18/20	Bank of America, N.A.	PEN	7,406	2,225,000	2,141,112	83,888	—
Expiring 03/18/20	Bank of America, N.A.	PEN	2,124	624,869	614,189	10,680	—
Expiring 03/18/20	Barclays Bank PLC	PEN	5,022	1,493,000	1,451,947	41,053	—
Expiring 03/18/20	Barclays Bank PLC	PEN	4,524	1,359,000	1,307,959	51,041	—
Expiring 03/18/20	BNP Paribas S.A.	PEN	3,278	962,000	947,841	14,159	—

See Notes to Financial Statements.

66

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 03/18/20	Citibank, N.A.	PEN	5,486	$1,645,000	$1,586,071	$58,929	$—
Expiring 03/18/20	Citibank, N.A.	PEN	4,611	1,366,000	1,333,060	32,940	—
Expiring 03/18/20	Citibank, N.A.	PEN	3,879	1,140,000	1,121,488	18,512	—
Expiring 03/18/20	Goldman Sachs International	PEN	22,252	6,567,761	6,433,119	134,642	—
Expiring 03/18/20	Goldman Sachs International	PEN	6,874	2,063,000	1,987,367	75,633	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	PEN	3,819	1,141,000	1,104,084	36,916	—
Philippine Peso,
Expiring 03/18/20	Barclays Bank PLC	PHP	177,614	3,484,000	3,472,452	11,548	—
Expiring 03/18/20	Barclays Bank PLC	PHP	135,797	2,658,000	2,654,906	3,094	—
Expiring 03/18/20	Barclays Bank PLC	PHP	130,504	2,556,000	2,551,425	4,575	—
Expiring 03/18/20	Barclays Bank PLC	PHP	124,114	2,436,000	2,426,497	9,503	—
Expiring 03/18/20	Barclays Bank PLC	PHP	66,677	1,307,874	1,303,577	4,297	—
Expiring 03/18/20	BNP Paribas S.A.	PHP	52,168	1,023,000	1,019,909	3,091	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	PHP	142,118	2,807,000	2,778,488	28,512	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	PHP	115,305	2,270,000	2,254,265	15,735	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	PHP	76,608	1,507,000	1,497,733	9,267	—
Polish Zloty,
Expiring 04/15/20	Bank of America, N.A.	PLN	11,001	2,812,000	2,805,123	6,877	—
Expiring 04/15/20	Barclays Bank PLC	PLN	10,930	2,869,000	2,786,981	82,019	—
Expiring 04/15/20	Citibank, N.A.	PLN	10,320	2,603,000	2,631,583	—	(28,583)
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	PLN	9,899	2,507,000	2,524,217	—	(17,217)
Russian Ruble,
Expiring 03/18/20	Barclays Bank PLC	RUB	148,474	2,343,000	2,210,367	132,633	—
Expiring 03/18/20	Barclays Bank PLC	RUB	137,531	2,179,000	2,047,457	131,543	—
Expiring 03/18/20	Barclays Bank PLC	RUB	120,594	1,886,000	1,795,314	90,686	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	RUB	121,786	1,891,000	1,813,060	77,940	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	RUB	117,371	1,881,000	1,747,327	133,673	—
Singapore Dollar,
Expiring 03/18/20	Barclays Bank PLC	SGD	8,845	6,403,000	6,350,726	52,274	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund	67

Schedule of Investments (continued)

as of February 29, 2020

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 03/18/20	BNP Paribas S.A.	SGD	7,659	$5,660,433	$5,499,445	$160,988	$—
Expiring 03/18/20	BNP Paribas S.A.	SGD	7,092	5,227,000	5,092,432	134,568	—
Expiring 03/18/20	BNP Paribas S.A.	SGD	7,018	5,046,000	5,039,080	6,920	—
Expiring 03/18/20	Citibank, N.A.	SGD	7,856	5,742,000	5,640,742	101,258	—
Expiring 03/18/20	Goldman Sachs International	SGD	8,353	5,967,000	5,997,548	—	(30,548)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	SGD	8,000	5,772,000	5,743,942	28,058	—
South African Rand,
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	ZAR	28,004	1,920,000	1,789,661	130,339	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	24,467	1,644,000	1,563,592	80,408	—
South Korean Won,
Expiring 03/18/20	BNP Paribas S.A.	KRW	6,316,081	5,195,000	5,259,028	—	(64,028)
Expiring 03/18/20	BNP Paribas S.A.	KRW	4,116,501	3,493,000	3,427,567	65,433	—
Expiring 03/18/20	Citibank, N.A.	KRW	3,081,802	2,594,000	2,566,035	27,965	—
Expiring 03/18/20	Goldman Sachs International	KRW	5,888,215	5,095,000	4,902,770	192,230	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	KRW	3,526,902	2,950,000	2,936,643	13,357	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	KRW	4,397,034	3,693,000	3,661,151	31,849	—
Swedish Krona,
Expiring 04/15/20	BNP Paribas S.A.	SEK	15,702	1,612,000	1,637,652	—	(25,652)
Expiring 04/15/20	BNP Paribas S.A.	SEK	9,503	988,000	991,137	—	(3,137)
Expiring 04/15/20	BNP Paribas S.A.	SEK	9,156	950,000	954,907	—	(4,907)
Expiring 04/15/20	Morgan Stanley & Co. International PLC	SEK	15,495	1,625,000	1,616,114	8,886	—
Expiring 04/15/20	UBS AG	SEK	13,184	1,367,000	1,375,038	—	(8,038)
Swiss Franc,
Expiring 04/15/20	Barclays Bank PLC	CHF	1,725	1,793,000	1,794,238	—	(1,238)
Expiring 04/15/20	Barclays Bank PLC	CHF	919	952,000	956,065	—	(4,065)
Expiring 04/15/20	BNP Paribas S.A.	CHF	16,255	16,839,547	16,905,058	—	(65,511)
Expiring 04/15/20	BNP Paribas S.A.	CHF	1,070	1,105,000	1,113,315	—	(8,315)
Expiring 04/15/20	JPMorgan Chase Bank, N.A.	CHF	1,703	1,752,000	1,771,107	—	(19,107)
Thai Baht,
Expiring 03/18/20	Barclays Bank PLC	THB	161,491	5,155,000	5,119,648	35,352	—

See Notes to Financial Statements.

68

Forward foreign currency exchange contracts outstanding at February 29, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 03/18/20	Barclays Bank PLC	THB	105,413	$3,483,000	$3,341,849	$141,151	$—
Expiring 03/18/20	Citibank, N.A.	THB	180,393	5,983,000	5,718,911	264,089	—
Expiring 03/18/20	Goldman Sachs International	THB	162,405	5,383,000	5,148,637	234,363	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	THB	175,463	5,776,000	5,562,615	213,385	—
Turkish Lira,
Expiring 03/18/20	Barclays Bank PLC	TRY	19,849	3,304,000	3,154,508	149,492	—
Expiring 03/18/20	Barclays Bank PLC	TRY	11,119	1,832,000	1,767,124	64,876	—
Expiring 03/18/20	Goldman Sachs International	TRY	9,249	1,548,000	1,469,861	78,139	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	TRY	3,927	631,000	624,179	6,821	—
Expiring 03/18/20	UBS AG	TRY	1,640	279,247	260,560	18,687	—

				$571,023,460	$563,219,037	8,881,514	(1,077,091)

						$9,582,529	$(9,612,078)

Credit default swap agreements outstanding at February 29, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)**:
Emirate of Abu Dhabi (D1)	12/20/24	1.000%(Q)	1,000	0.508%	$25,178	$(281)	$ 25,459	Morgan Stanley &Co. International PLC
Federal Republic of Brazil (D1)	12/20/24	1.000%(Q)	6,000	1.356%	(86,512)	(1,996)	(84,516)	Morgan Stanley &Co. International PLC
Federation of Malaysia (D1)	12/20/24	1.000%(Q)	2,000	0.607%	40,849	(563)	41,412	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

PGIM Strategic Bond Fund	69

Schedule of Investments (continued)

as of February 29, 2020

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)** (cont’d.):
Kingdom of Saudi Arabia (D1)	12/20/24	1.000%(Q)	1,000	0.881%	$7,566	$(281)	$7,847	Morgan Stanley &Co. International PLC
People’s Republic of China (D1)	12/20/24	1.000%(Q)	4,500	0.503%	114,299	(1,497)	115,796	Morgan Stanley &Co. International PLC
Republic of Argentina (D1)	12/20/24	1.000%(Q)	2,500	164.909%	(1,603,139)	(704)	(1,602,435)	Morgan Stanley &Co. International PLC
Republic of Chile (D1)	12/20/24	1.000%(Q)	1,000	0.703%	15,936	(281)	16,217	Morgan Stanley &Co. International PLC
Republic of Colombia (D1)	12/20/24	1.000%(Q)	2,500	1.079%	(4,132)	(704)	(3,428)	Morgan Stanley &Co. International PLC
Republic of Indonesia (D1)	12/20/24	1.000%(Q)	4,000	0.994%	9,028	(1,331)	10,359	Morgan Stanley &Co. International PLC
Republic of Lebanon (D1)	12/20/24	1.000%(Q)	1,000	241.874%	(765,585)	(281)	(765,304)	Morgan Stanley &Co. International PLC
Republic of Panama (D1)	12/20/24	1.000%(Q)	1,000	0.672%	17,401	(281)	17,682	Morgan Stanley &Co. International PLC
Republic of Peru (D1)	12/20/24	1.000%(Q)	1,000	0.669%	17,579	(281)	17,860	Morgan Stanley &Co. International PLC
Republic of Philippines (D1)	12/20/24	1.000%(Q)	1,000	0.542%	23,531	(281)	23,812	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

70

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)** (cont’d.):
Republic of South Africa (D1)	12/20/24	1.000%(Q)	4,500	2.163%	$(227,390)	$(1,497)	$(225,893)	Morgan Stanley &Co. International PLC
Republic of Turkey (D1)	12/20/24	1.000%(Q)	6,000	3.750%	(696,023)	(1,996)	(694,027)	Morgan Stanley &Co. International PLC
Russian Federation (D1)	12/20/24	1.000%(Q)	4,000	0.897%	27,274	(1,331)	28,605	Morgan Stanley &Co. International PLC
State of Qatar (D1)	12/20/24	1.000%(Q)	1,000	0.529%	24,184	(281)	24,465	Morgan Stanley &Co. International PLC
United Mexican States (D1)	12/20/24	1.000%(Q)	6,000	1.084%	(11,529)	(1,996)	(9,533)	Morgan Stanley &Co. International PLC
Emirate of Abu Dhabi (D2)	12/20/24	1.000%(Q)	800	0.508%	20,142	(810)	20,952	Barclays Bank PLC
Federal Republic of Brazil (D2)	12/20/24	1.000%(Q)	4,800	1.356%	(69,210)	(4,862)	(64,348)	Barclays Bank PLC
Federation of Malaysia (D2)	12/20/24	1.000%(Q)	1,600	0.607%	32,679	(1,621)	34,300	Barclays Bank PLC
Kingdom of Saudi Arabia (D2)	12/20/24	1.000%(Q)	800	0.881%	6,053	(810)	6,863	Barclays Bank PLC
People’s Republic of China (D2)	12/20/24	1.000%(Q)	3,600	0.503%	91,439	(3,647)	95,086	Barclays Bank PLC
Republic of Argentina (D2)	12/20/24	1.000%(Q)	2,000	164.909%	(1,282,511)	(2,026)	(1,280,485)	Barclays Bank PLC
Republic of Chile (D2)	12/20/24	1.000%(Q)	800	0.703%	12,749	(810)	13,559	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Strategic Bond Fund	71

Schedule of Investments (continued)

as of February 29, 2020

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)** (cont’d.):
Republic of Colombia (D2)	12/20/24	1.000%(Q)	2,000	1.079%	$(3,306)	$(2,026)	$(1,280)	Barclays Bank PLC
Republic of Indonesia (D2)	12/20/24	1.000%(Q)	3,200	0.994%	7,223	(3,241)	10,464	Barclays Bank PLC
Republic of Lebanon (D2)	12/20/24	1.000%(Q)	800	241.874%	(612,468)	(810)	(611,658)	Barclays Bank PLC
Republic of Panama (D2)	12/20/24	1.000%(Q)	800	0.672%	13,921	(810)	14,731	Barclays Bank PLC
Republic of Peru (D2)	12/20/24	1.000%(Q)	800	0.669%	14,063	(810)	14,873	Barclays Bank PLC
Republic of Philippines (D2)	12/20/24	1.000%(Q)	800	0.542%	18,825	(810)	19,635	Barclays Bank PLC
Republic of South Africa (D2)	12/20/24	1.000%(Q)	3,600	2.163%	(181,912)	(3,647)	(178,265)	Barclays Bank PLC
Republic of Turkey (D2)	12/20/24	1.000%(Q)	4,800	3.750%	(556,818)	(4,862)	(551,956)	Barclays Bank PLC
Russian Federation (D2)	12/20/24	1.000%(Q)	3,200	0.897%	21,820	(3,241)	25,061	Barclays Bank PLC
State of Qatar (D2)	12/20/24	1.000%(Q)	800	0.529%	19,347	(810)	20,157	Barclays Bank PLC
United Mexican States (D2)	12/20/24	1.000%(Q)	4,800	1.084%	(9,223)	(4,862)	(4,361)	Barclays Bank PLC

					$(5,528,672)	$(56,378)	$(5,472,294)

See Notes to Financial Statements.

72

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices—Buy Protection(1)**:
CDX.EM.32.V1 (D1)	12/20/24	1.000%(Q)	50,000	$3,139,280	$(50,361)	$3,189,641	Morgan Stanley & Co. International PLC
CDX.EM.32.V1 (D2)	12/20/24	1.000%(Q)	40,000	2,511,424	(32,206)	2,543,630	Barclays Bank PLC

				$5,650,704	$(82,567)	$5,733,271

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D02).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
Bear Stearns Asset Backed Securities Trust	03/31/20	1.250%(M)		382	*	$450	$—	$450	Goldman Sachs International
BlueMountain CLO	03/26/20	0.500%(M)	EUR	1,344	0.500%	696	—	696	Goldman Sachs International
Carlyle CLO	03/26/20	0.500%(M)		2,838	*	1,221	—	1,221	Goldman Sachs International
Carlyle CLO	03/26/20	1.000%(M)		267	*	230	—	230	Goldman Sachs International
Chase Mortgage	03/31/20	1.250%(M)		900	*	1,061	—	1,061	Goldman Sachs International
COMM Mortgage Trust	03/30/20	1.250%(M)		1,388	4.550%	1,685	—	1,685	Goldman Sachs International
COMM Mortgage Trust	03/30/20	1.250%(M)		1,045	19.740%	1,267	—	1,267	Goldman Sachs International
COMM Mortgage Trust	03/30/20	1.250%(M)		972	4.550%	1,180	—	1,180	Goldman Sachs International

See Notes to Financial Statements.

PGIM Strategic Bond Fund	73

Schedule of Investments (continued)

as of February 29, 2020

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
COMM Mortgage Trust	03/30/20	1.250%(M)		749	6.940%	$907	$—	$907	Goldman Sachs International
COMM Mortgage Trust	03/30/20	1.250%(M)		491	7.460%	595	—	595	Goldman Sachs International
Connecticut Avenue Securities	03/31/20	1.250%(M)		5,368	*	6,320	—	6,320	Goldman Sachs International
Connecticut Avenue Securities	03/31/20	1.250%(M)		1,725	*	2,031	—	2,031	Goldman Sachs International
Connecticut Avenue Securities	03/31/20	1.250%(M)		342	*	403	—	403	Goldman Sachs International
Countrywide Home Equity	03/31/20	1.250%(M)		387	*	456	—	456	Goldman Sachs International
CSAM CLO	03/26/20	0.500%(M)	EUR	317	0.500%	164	—	164	Goldman Sachs International
CVC CLO	03/26/20	0.500%(M)	EUR	1,584	0.500%	820	—	820	Goldman Sachs International
DFG CLO	03/26/20	0.500%(M)		527	*	227	—	227	Goldman Sachs International
DFG CLO	03/26/20	1.000%(M)		157	*	135	—	135	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	03/31/20	1.250%(M)		5,427	*	6,390	—	6,390	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	03/31/20	1.250%(M)		4,059	*	4,779	—	4,779	Goldman Sachs International

See Notes to Financial Statements.

74

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Fannie Mae Connecticut Avenue Securities	03/31/20	1.250%(M)	3,698	*	$4,354	$—	$4,354	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	03/31/20	1.250%(M)	3,232	*	3,805	—	3,805	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	03/31/20	1.250%(M)	3,194	*	3,761	—	3,761	Goldman Sachs International
Galaxy CLO Ltd.	03/26/20	1.000%(M)	66	*	57	—	57	Goldman Sachs International
GMAC Home Equity	03/31/20	1.250%(M)	2,079	*	2,448	—	2,448	Goldman Sachs International
GMAC Home Equity	03/31/20	1.250%(M)	749	*	52	—	52	Goldman Sachs International
GSAMP Home Equity	03/31/20	1.250%(M)	854	*	1,005	—	1,005	Goldman Sachs International
GSRPM Mortgage Loan Trust	03/31/20	1.250%(M)	416	*	(4,770)	—	(4,770)	Goldman Sachs International
Guggenheim CLO	03/26/20	1.000%(M)	177	1.000%	152	—	152	Goldman Sachs International
ICG CLO	03/26/20	1.000%(M)	334	1.000%	287	—	287	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	03/30/20	1.250%(M)	1,354	8.085%	1,643	—	1,643	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	03/30/20	1.250%(M)	1,035	*	1,255	—	1,255	Goldman Sachs International

See Notes to Financial Statements.

PGIM Strategic Bond Fund	75

Schedule of Investments (continued)

as of February 29, 2020

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
JPMorgan Chase Commercial Mortgage Securities	03/30/20	1.250%(M)	610	*	$739	$—	$739	Goldman Sachs International
LCM CLO	03/26/20	1.000%(M)	92	*	8	—	8	Goldman Sachs International
MJX CLO	03/26/20	0.500%(M)	231	0.500%	99	—	99	Goldman Sachs International
MJX CLO	03/26/20	1.000%(M)	167	*	144	—	144	Goldman Sachs International
MJX CLO	03/26/20	1.000%(M)	84	*	72	—	72	Goldman Sachs International
Morgan Stanley BAML Trust	03/30/20	1.250%(M)	717	*	869	—	869	Goldman Sachs International
Och-Ziff CLO	03/26/20	1.000%(M)	575	1.000%	495	—	495	Goldman Sachs International
Och-Ziff CLO	03/26/20	1.000%(M)	265	1.000%	228	—	228	Goldman Sachs International
Octagon CLO	03/26/20	1.000%(M)	46	1.000%	4	—	4	Goldman Sachs International
Pretium	03/26/20	0.500%(M)	1,680	0.500%	722	—	722	Goldman Sachs International
Saratoga CLO	03/26/20	0.500%(M)	1,470	0.500%	632	—	632	Goldman Sachs International
Steele Creek	03/26/20	0.500%(M)	1,685	0.500%	725	—	725	Goldman Sachs International
Steele Creek	03/26/20	0.500%(M)	533	0.500%	229	—	229	Goldman Sachs International

See Notes to Financial Statements.

76

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Voya CLO	03/26/20	1.000%(M)	469	*	$403	$—	$403	Goldman Sachs International
Wamu POA	03/31/20	1.250%(M)	337	*	397	—	397	Goldman Sachs International
Wellfleet CLO	03/26/20	1.000%(M)	280	*	240	—	240	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	03/30/20	1.250%(M)	2,032	*	2,463	—	2,463	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	03/30/20	1.250%(M)	377	*	457	—	457	Goldman Sachs International
Wells Fargo Home Equity	03/31/20	1.250%(M)	578	*	681	—	681	Goldman Sachs International

					$54,673	$—	$54,673

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Kingdom of Spain	06/20/23	1.000%(Q)	100	$(2,696)	$(1,681)	$(1,015)	Bank of America, N.A.
Petroleos Mexicanos	06/20/20	1.000%(Q)	1,050	(3,162)	1,469	(4,631)	Credit Suisse International
Republic of Argentina	06/20/21	5.000%(Q)	1,005	607,156	311,232	295,924	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/21	5.000%(Q)	420	253,737	132,886	120,851	Barclays Bank PLC
Republic of Argentina	06/20/22	5.000%(Q)	400	245,522	193,106	52,416	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	35	(325)	149	(474)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	30	(279)	316	(595)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	10	(93)	117	(210)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	10	(93)	108	(201)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	10	(93)	39	(132)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	5	(47)	21	(68)	Citibank, N.A.

See Notes to Financial Statements.

PGIM Strategic Bond Fund	77

Schedule of Investments (continued)

as of February 29, 2020

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1) (cont’d.):
United Mexican States	06/20/24	1.000%(Q)	2,340	$(6,381)	$2,142	$(8,523)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	180	346	1,219	(873)	Citibank, N.A.

				$1,093,592	$641,123	$452,469

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Barclays Bank PLC	06/20/20	1.000%(Q)	EUR	1,100	0.190%	$5,519	$3,174	$2,345	Citibank, N.A.
Boeing Co.	12/20/21	1.000%(Q)		3,100	0.459%	36,454	30,441	6,013	Bank of America, N.A.
Bombardier, Inc.	09/20/20	5.000%(Q)		2,000	1.065%	64,343	32,289	32,054	JPMorgan Chase Bank, N.A.
General Electric Co.	06/20/20	1.000%(Q)		5,810	0.356%	23,294	12,850	10,444	Bank of America, N.A.
General Electric Co.	06/20/20	1.000%(Q)		40	0.356%	160	83	77	Goldman Sachs International
Hellenic Republic	06/20/20	1.000%(Q)		1,000	0.471%	3,652	411	3,241	Bank of America, N.A.
Hellenic Republic	06/20/23	1.000%(Q)		100	1.292%	(737)	(6,547)	5,810	Citibank, N.A.
Hellenic Republic	12/20/25	1.000%(Q)		100	1.925%	(4,743)	(15,232)	10,489	Bank of America, N.A.
Husky Energy, Inc.	06/20/20	1.000%(Q)		80	0.175%	366	(248)	614	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia	06/20/24	1.000%(Q)		115	0.815%	1,127	455	672	Morgan Stanley & Co. International PLC
Kingdom of Spain	06/20/23	1.000%(Q)		100	0.355%	2,310	1,029	1,281	Bank of America, N.A.

See Notes to Financial Statements.

78

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Petroleo Brasileiro SA	03/20/20	1.000%(Q)	770	0.413%	$1,802	$243	$1,559	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)	550	2.263%	(20,976)	(34,596)	13,620	BNP Paribas S.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	25	2.263%	(954)	(1,102)	148	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	25	2.263%	(954)	(936)	(18)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	10	2.263%	(381)	(451)	70	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	10	2.263%	(381)	(443)	62	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	10	2.263%	(382)	(372)	(10)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	5	2.263%	(191)	(187)	(4)	Citibank, N.A.
Petroleos Mexicanos	06/20/24	1.000%(Q)	2,340	2.773%	(162,760)	(189,557)	26,797	Barclays Bank PLC
Petroleos Mexicanos	12/20/24	1.000%(Q)	180	2.977%	(15,445)	(16,330)	885	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)	1,005	167.137%	(619,992)	(418,303)	(201,689)	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/24	5.000%(Q)	420	167.137%	(259,101)	(184,182)	(74,919)	Barclays Bank PLC
Republic of Argentina	06/20/24	5.000%(Q)	400	167.137%	(246,763)	(213,660)	(33,103)	Citibank, N.A.
Republic of Colombia	12/20/26	1.000%(Q)	75	1.419%	(1,855)	(4,762)	2,907	Citibank, N.A.
Republic of Ecuador	12/20/20	5.000%(Q)	700	16.507%	(52,956)	(14,913)	(38,043)	Barclays Bank PLC
Republic of Uruguay	06/20/21	1.000%(Q)	600	0.625%	4,140	(2,782)	6,922	Citibank, N.A.

					$(1,245,404)	$(1,023,628)	$(221,776)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	79

Schedule of Investments (continued)

as of February 29, 2020

Credit default swap agreements outstanding at February 29, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at February 29, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.33.V1	12/20/29	1.000%(Q)	33,200	$(329,285)	$508,914	$838,199

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2020(4)	Value at Trade Date	Value at February 29, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.HY.33.V1	12/20/24	5.000%(Q)	89,100	3.777%	$5,989,500	$5,433,714	$(555,786)
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)	68,260	0.680%	1,747,835	1,149,650	(598,185)

					$7,737,335	$6,583,364	$(1,153,971)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 29, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.Beijing 1Y 30% - 100%	12/20/20	0.000%	10,500	*	$(3,649)	$(4,926)	$1,277	Citibank, N.A.
CMBX.NA.6.AA	05/11/63	1.500%(Q)	5,000	*	85,924	84,619	1,305	Morgan Stanley & Co. International PLC

					$82,275	$79,693	$2,582

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of

See Notes to Financial Statements.

80

that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreement outstanding at February 29, 2020:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
539	3 Month LIBOR(Q)	EUR	500	(2.16)%(A)	JPMorgan Chase Bank, N.A.	03/21/23	$(16,998)	$—	$(16,998)

Interest rate swap agreements outstanding at February 29, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 29, 2020	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
AUD	9,900	02/13/30	1.210%(S)	6 Month BBSW(2)(S)	$(46)	$201,489	$201,535
BRL	30,765	01/02/25	5.903%(T)	1 Day BROIS(2)(T)	—	12,812	12,812
BRL	6,347	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	60,424	60,424

See Notes to Financial Statements.

PGIM Strategic Bond Fund	81

Schedule of Investments (continued)

as of February 29, 2020

Interest rate swap agreements outstanding at February 29, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 29, 2020	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	7,043	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	$—	$70,008	$70,008
BRL	26,717	01/04/27	6.225%(T)	1 Day BROIS(2)(T)	—	(53,936)	(53,936)
BRL	5,913	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	63,930	63,930
CNH	8,860	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(36)	28,864	28,900
CNH	30,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(96)	97,809	97,905
CNH	28,600	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(21)	103,387	103,408
CNH	31,000	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(19)	95,889	95,908
CNH	70,650	02/13/25	2.570%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(53)	85,065	85,118
COP	6,516,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	(3,671)	(3,671)
COP	7,607,250	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	1,456	1,456
COP	4,604,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	(5,062)	(5,062)
COP	3,221,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	(3,098)	(3,098)
COP	4,701,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	(5,163)	(5,163)
EUR	2,870	05/11/21	(0.300)%(A)	1 Day EONIA(1)(A)	(6,275)	(13,152)	(6,877)
EUR	7,170	05/11/24	0.050%(A)	1 Day EONIA(1)(A)	(92,446)	(235,530)	(143,084)
GBP	1,280	05/08/21	0.850%(A)	1 Day SONIA(1)(A)	(9,325)	(10,462)	(1,137)
GBP	1,340	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	(42,477)	(45,624)	(3,147)
GBP	375	05/08/25	1.000%(A)	1 Day SONIA(1)(A)	(10,533)	(16,815)	(6,282)
GBP	835	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(19,112)	(43,712)	(24,600)

See Notes to Financial Statements.

82

Interest rate swap agreements outstanding at February 29, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 29, 2020	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	366	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	$—	$(11,166)	$(11,166)
GBP	2,730	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(170,895)	(231,617)	(60,722)
GBP	155	05/08/34	1.200%(A)	1 Day SONIA(1)(A)	(6,125)	(20,715)	(14,590)
HUF	162,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	251	251
HUF	2,548,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	10,265	10,265
HUF	730,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	45,219	45,219
NZD	3,500	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	68,724	68,724
	53,740	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	—	331,189	331,189
	103,778	12/15/21	1.554%(S)	3 Month LIBOR(2)(Q)	—	1,032,809	1,032,809
	113,850	05/31/24	1.350%(A)	1 Day USOIS(1)(A)	—	(3,110,668)	(3,110,668)
	12,379	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(8,484)	(1,328,135)	(1,319,651)
	7,485	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	5,905	(855,562)	(861,467)
	9,423	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	438	(1,079,327)	(1,079,765)
	23,512	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(238,671)	(2,119,356)	(1,880,685)
	27,550	01/31/26	2.406%(S)	3 Month LIBOR(1)(Q)	(41,068)	(2,282,294)	(2,241,226)
	1,785	03/12/26	2.290%(A)	1 Day USOIS(1)(A)	42	(169,246)	(169,288)
	148,429	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(128,155)	(8,649,256)	(8,521,101)
	1,445	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	1,367	(112,343)	(113,710)
	26,306	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(387,168)	(3,972,858)	(3,585,690)
	6,657	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(29,314)	(974,898)	(945,584)
	117,635	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	37,261	(8,318,686)	(8,355,947)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	83

Schedule of Investments (continued)

as of February 29, 2020

Interest rate swap agreements outstanding at February 29, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 29, 2020	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	5,100	02/14/30	1.382%(A)	1 Day USOIS(1)(A)	$—	$(258,552)	$(258,552)
	785	05/11/32	2.465%(S)	3 Month LIBOR(1)(Q)	3,078	(124,716)	(127,794)
	27,523	11/15/45	1.253%(A)	1 Day USOIS(1)(A)	(171,305)	(1,262,283)	(1,090,978)
	390	05/11/49	2.300%(S)	3 Month LIBOR(1)(Q)	47,898	(103,411)	(151,309)
ZAR	47,000	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(2,220)	(15,746)	(13,526)
ZAR	24,900	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(5,601)	(1,877)	3,724

					$(1,273,456)	$(33,129,347)	$(31,855,891)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$808,398	$(1,250,155)	$6,995,692	$(6,463,765)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$702,000	$32,963,399

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

84

The following is a summary of the inputs used as of February 29, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$805,471	$—
Collateralized Loan Obligations	—	95,597,318	—
Consumer Loans	—	4,619,473	—
Home Equity Loans	—	101,268	—
Other	—	4,992,010	—
Residential Mortgage-Backed Securities	—	4,354,047	2,290,887
Student Loans	—	13,372,893	—
Bank Loans	—	11,009,504	8,727,374
Commercial Mortgage-Backed Securities	—	186,786,972	—
Corporate Bonds	—	617,476,573	—
Municipal Bonds	—	6,752,886	—
Residential Mortgage-Backed Securities	—	122,783,685	16,141,704
Sovereign Bonds	—	98,714,215	—
U.S. Government Agency Obligations	—	101,641,137	—
U.S. Treasury Obligations	—	110,321,450	—
Common Stocks	227,513	—	138,785
Affiliated Mutual Funds	227,195,856	—	—
Options Purchased	—	25,652	—

Total	$227,423,369	$1,379,354,554	$27,298,750

Liabilities
Options Written	$—	$(810,133)	$—

Other Financial Instruments*
Assets
Futures Contracts	$18,507,848	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	9,582,529	—
OTC Packaged Credit Default Swap Agreements	—	6,231,790	—
Centrally Cleared Credit Default Swap Agreement	—	838,199	—
OTC Credit Default Swap Agreements	—	1,335,852	59,443
Centrally Cleared Interest Rate Swap Agreements	—	2,313,585	—

Total	$18,507,848	$20,301,955	$59,443

Liabilities
Futures Contracts	$(7,972,397)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(9,612,078)	—
OTC Packaged Credit Default Swap Agreements	—	(6,109,758)	—
Centrally Cleared Credit Default Swap Agreements	—	(1,153,971)	—
OTC Credit Default Swap Agreements	—	(1,405,389)	(4,770)
OTC Currency Swap Agreement	—	(16,998)	—
Centrally Cleared Interest Rate Swap Agreements	—	(34,169,476)	—

Total	$(7,972,397)	$(52,467,670)	$(4,770)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Strategic Bond Fund	85

Schedule of Investments (continued)

as of February 29, 2020

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities Collateralized Loan Obligations	Asset-Backed Securities Residential Mortgage-Backed Securities	Bank Loans	Residential Mortgage-Backed Securities
Balance as of 02/28/19	$1,137,449	$581,335	$271,906	$600,000
Realized gain (loss)	—	—	352	—
Change in unrealized appreciation (depreciation)	—	36,345	200,726	57,902
Purchases/Exchanges/Issuances	—	2,540,000	8,531,631	16,100,000
Sales/Paydowns	—	(866,793)	(279,363)	(16,198)
Accrued discount/premium	—	—	2,122	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(1,137,449)	—	—	(600,000)

Balance as of 02/29/20	$—	$2,290,887	$8,727,374	$16,141,704

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$25,572	$198,613	$57,902

	Common Stocks	Options Written	OTC Credit Default Swap Agreements
Balance as of 02/28/19	$94,780	$(4,762)	$63,911
Realized gain (loss)	—	—	39,954
Change in unrealized appreciation (depreciation)	44,005	4,762	54,673
Purchases/Exchanges/Issuances	—	—	—
Sales/Paydowns	—	—	(103,865)
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 02/29/20	$138,785	$—	$54,673

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$44,005	$—	$54,673

See Notes to Financial Statements.

86

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of February 29, 2020	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities
Residential Mortgage-Backed Securities	$2,290,887	Market Approach	Single Broker Indicative Quote
Bank Loans	4,203,949	Market Approach	Single Broker Indicative Quote
Bank Loans	4,523,425	Pricing at Cost	Unadjusted Purchase Price
Residential Mortgage-Backed Securities	16,141,704	Market Approach	Single Broker Indicative Quote
Common Stocks	138,785	Market Approach	Single Broker Indicative Quote
OTC Credit Default Swap Agreements	54,673	Market Approach	Single Broker Indicative Quote

	$27,353,423

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities Collateralized Loan Obligations	$1,137,449	L3 to L2	Cost Price To Evaluated Bid
Residential Mortgage-Backed Securities	$600,000	L3 to L2	Single Broker Indicative Quote To Evaluated Bid

Country Classification:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 29, 2020 were as follows (unaudited):

Affiliated Mutual Funds (4.5% represents investments purchased with collateral from securities on loan)	15.6%
Commercial Mortgage-Backed Securities	12.8
Residential Mortgage-Backed Securities	10.0
Banks	8.1
U.S. Treasury Obligations	7.6
U.S. Government Agency Obligations	7.0
Sovereign Bonds	6.8
Collateralized Loan Obligations	6.5
Oil & Gas	4.8
Telecommunications	3.3
Media	2.5
Electric	2.4
Chemicals	2.0
Commercial Services	1.8
Retail	1.7
Pharmaceuticals	1.4
Entertainment	1.2%
Home Builders	1.2
Foods	1.1
Healthcare-Services	1.1
Aerospace & Defense	1.0
Diversified Financial Services	1.0
Student Loans	0.9
Auto Parts & Equipment	0.8
Building Materials	0.8
Pipelines	0.7
Computers	0.6
Auto Manufacturers	0.6
Internet	0.6
Insurance	0.5
Municipal Bonds	0.5
Real Estate Investment Trusts (REITs)	0.4
Agriculture	0.4
Engineering & Construction	0.4

See Notes to Financial Statements.

PGIM Strategic Bond Fund	87

Schedule of Investments (continued)

as of February 29, 2020

Country Classification (continued):
Mining	0.4%
Gas	0.4
Packaging & Containers	0.4
Other	0.3
Real Estate	0.3
Consumer Loans	0.3
Energy-Alternate Sources	0.2
Airlines	0.2
Iron/Steel	0.2
Software	0.2
Household Products/Wares	0.2
Electrical Components & Equipment	0.2
Beverages	0.1
Transportation	0.1
Healthcare-Products	0.1
Distribution/Wholesale	0.1
Semiconductors	0.1
Automobiles	0.1
Lodging	0.0	*%
Holding Companies-Diversified	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Electric Utilities	0.0	*
Advertising	0.0	*
Home Equity Loans	0.0	*
Options Purchased	0.0	*
Oil, Gas & Consumable Fuels	0.0	*

	112.0
Options Written	(0.1)
Liabilities in excess of other assets	(11.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 29, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$838,199	*	Due from/to broker-variation margin swaps	$1,153,971	*
Credit contracts	Premiums paid for OTC swap agreements	808,398		Premiums received for OTC swap agreements	1,250,155
Credit contracts	—	—		Options written outstanding, at value	810,133
Credit contracts	Unrealized appreciation on OTC swap agreements	6,995,692		Unrealized depreciation on OTC swap agreements	6,446,767

See Notes to Financial Statements.

88

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$9,582,529		Unrealized depreciation on OTC forward foreign currency exchange contracts	$9,612,078
Interest rate contracts	Due from/to broker-variation margin futures	18,507,848	*	Due from/to broker-variation margin futures	7,972,397	*
Interest rate contracts	Due from/to broker-variation margin swaps	2,313,585	*	Due from/to broker-variation margin swaps	34,169,476	*
Interest rate contracts	Unaffiliated investments	25,652		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	16,998

		$39,071,903			$61,431,975

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 29, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(17,892)	$160,635	$—	$—	$3,445,406
Equity contracts	15,237	(1,879)	—	—	—
Foreign exchange contracts	—	—	—	2,499,161	—
Interest rate contracts	(164,879)	101,497	20,306,930	—	(1,720,572)

Total	$(167,534)	$260,253	$20,306,930	$2,499,161	$1,724,834

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$ 3,437	$(489,867)	$—	$—	$(262,851)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	89

Schedule of Investments (continued)

as of February 29, 2020

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$—	$—	$181,189	$—
Interest rate contracts	6,748	3,649	11,129,324	—	(30,484,629)

Total	$10,185	$(486,218)	$11,129,324	$181,189	$(30,747,480)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended February 29, 2020, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$25,040	$64,117,905	$463,919,475	$407,376,966	$246,834,650

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$326,401,229	$56,488	$460,949,091	$66,617,000

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)
$215,224,062	$539,600

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

90

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$63,670,573	$(63,670,573)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$769,282	$(326,155)	$443,127	$(275,082)	$168,045
Barclays Bank PLC	5,813,667	(5,204,288)	609,379	(609,379)	—
BNP Paribas S.A.	1,039,973	(3,077,950)	(2,037,977)	1,503,149	(534,828)
Citibank, N.A.	1,692,306	(1,814,173)	(121,867)	—	(121,867)
Credit Suisse International	3,271	(4,631)	(1,360)	—	(1,360)
Goldman Sachs International	1,184,602	(729,369)	455,233	—	455,233
JPMorgan Chase Bank, N.A.	1,772,664	(1,948,319)	(175,655)	—	(175,655)
Morgan Stanley & Co. International PLC	5,032,632	(4,804,828)	227,804	(227,804)	—
UBS AG	103,874	(226,418)	(122,544)	—	(122,544)

	$17,412,271	$(18,136,131)	$(723,860)	$390,884	$(332,976)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Strategic Bond Fund	91

Statement of Assets and Liabilities

as of February 29, 2020

Assets
Investments at value, including securities on loan of $63,670,573:
Unaffiliated investments (cost $1,385,402,911)	$1,406,880,817
Affiliated investments (cost $227,201,113)	227,195,856
Cash	371,603
Foreign currency, at value (cost $2,047,769)	2,076,960
Cash segregated for counterparty—OTC	1,575,000
Receivable for investments sold	59,554,677
Receivable for Fund shares sold	28,029,569
Dividends and interest receivable	11,122,989
Unrealized appreciation on OTC forward foreign currency exchange contracts	9,582,529
Unrealized appreciation on OTC swap agreements	6,995,692
Due from broker—variation margin futures	4,450,450
Premiums paid for OTC swap agreements	808,398
Deposit with broker for centrally cleared/exchange-traded derivatives	702,000
Prepaid expenses and other assets	2,026

Total Assets	1,759,348,566

Liabilities
Payable for investments purchased	163,729,020
Payable to broker for collateral for securities on loan	66,285,330
Payable for Fund shares reacquired	44,541,115
Unrealized depreciation on OTC forward foreign currency exchange contracts	9,612,078
Due to broker—variation margin swaps	6,543,501
Unrealized depreciation on OTC swap agreements	6,463,765
Premiums received for OTC swap agreements	1,250,155
Options written outstanding, at value (proceeds received $323,025)	810,133
Accrued expenses and other liabilities	388,493
Management fee payable	283,134
Dividends payable	275,817
Distribution fee payable	51,190
Affiliated transfer agent fee payable	10,593

Total Liabilities	300,244,324

Net Assets	$1,459,104,242

Net assets were comprised of:
Shares of beneficial interest, at par	$139,318
Paid-in capital in excess of par	1,453,109,674
Total distributable earnings (loss)	5,855,250

Net assets, February 29, 2020	$1,459,104,242

See Notes to Financial Statements.

92

Class A
Net asset value and redemption price per share, ($76,853,826 ÷ 7,334,493 shares of beneficial interest issued and outstanding)	$10.48
Maximum sales charge (3.25% of offering price)	0.35

Maximum offering price to public	$10.83

Class C
Net asset value, offering price and redemption price per share,
($49,844,458 ÷ 4,764,270 shares of beneficial interest issued and outstanding)	$10.46

Class Z
Net asset value, offering price and redemption price per share,
($1,330,912,465 ÷ 127,076,310 shares of beneficial interest issued and outstanding)	$10.47

Class R6
Net asset value, offering price and redemption price per share,
($1,493,493 ÷ 142,492 shares of beneficial interest issued and outstanding)	$10.48

See Notes to Financial Statements.

PGIM Strategic Bond Fund	93

Statement of Operations

Year Ended February 29, 2020

Net Investment Income (Loss)
Income
Interest income (net of $884 foreign withholding tax)	$30,474,447
Affiliated dividend income	808,271
Income from securities lending, net (including affiliated income of $85,148)	229,863
Unaffiliated dividend income (net of $332 foreign withholding tax)	7,138

Total income	31,519,719

Expenses
Management fee	4,601,779
Distribution fee(a)	345,946
Transfer agent’s fees and expenses (including affiliated expense of $39,508)(a)	890,315
Custodian and accounting fees	226,480
Registration fees(a)	140,363
Shareholders’ reports	87,491
Audit fee	57,836
Legal fees and expenses	25,390
Trustees’ fees	22,656
SEC registration fees	15,389
Miscellaneous	20,807

Total expenses	6,434,452
Less: Fee waiver and/or expense reimbursement(a)	(982,622)

Net expenses	5,451,830

Net investment income (loss)	26,067,889

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,999))	8,812,829
Futures transactions	20,306,930
Forward and cross currency contract transactions	2,499,161
Options written transactions	260,253
Swap agreement transactions	1,724,834
Foreign currency transactions	7,713

33,611,720

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,926))	20,979,800
Futures	11,129,324
Forward currency contracts	181,189
Options written	(486,218)
Swap agreements	(30,747,480)
Foreign currencies	(245,453)

811,162

Net gain (loss) on investment and foreign currency transactions	34,422,882

Net Increase (Decrease) In Net Assets Resulting From Operations	$60,490,771

(a)	Class specific expenses and waivers were as follows:

See Notes to Financial Statements.

94

	Class A	Class C	Class Z	Class R6
Distribution fee	99,286	246,660	—	—
Transfer agent’s fees and expenses	46,477	23,725	819,869	244
Registration fees	22,266	20,395	83,548	14,154
Fee waiver and/or expense reimbursement	(14,623)	(9,111)	(944,282)	(14,606)

See Notes to Financial Statements.

PGIM Strategic Bond Fund	95

Statements of Changes in Net Assets

	Year Ended February 28/29,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,067,889	$3,193,474
Net realized gain (loss) on investment and foreign currency transactions	33,611,720	3,007,464
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	811,162	(2,918,234)

Net increase (decrease) in net assets resulting from operations	60,490,771	3,282,704

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,805,956)	(249,984)
Class C	(1,565,597)	(155,598)
Class Z	(49,234,989)	(4,820,722)
Class R6	(46,172)	(1,207)

	(53,652,714)	(5,227,511)

Tax return of capital distributions
Class A	—	(8,107)
Class C	—	(5,046)
Class Z	—	(156,338)
Class R6	—	(39)

	—	(169,530)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,421,254,151	189,213,279
Net asset value of shares issued in reinvestment of dividends and distributions	51,949,800	5,343,529
Cost of shares reacquired	(195,029,437)	(67,203,313)

Net increase (decrease) in net assets from Fund share transactions	1,278,174,514	127,353,495

Total increase (decrease)	1,285,012,571	125,239,158

Net Assets:
Beginning of year	174,091,671	48,852,513

End of year	$1,459,104,242	$174,091,671

See Notes to Financial Statements.

96

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of six funds: PGIM Global Dynamic Bond Fund, PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund, each of which are diversified funds and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Strategic Bond Fund (the “Fund”).

The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Strategic Bond Fund	97

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally

98

classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the

PGIM Strategic Bond Fund	99

Notes to Financial Statements (continued)

sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign

100

currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or

PGIM Strategic Bond Fund	101

Notes to Financial Statements (continued)

paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

102

by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquired interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate

PGIM Strategic Bond Fund	103

Notes to Financial Statements (continued)

payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and

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represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early

PGIM Strategic Bond Fund	105

Notes to Financial Statements (continued)

and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 29, 2020, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned

106

securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

PGIM Strategic Bond Fund	107

Notes to Financial Statements (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

108

Effective December 13, 2019, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.59% of the Fund’s average daily net assets up to $2.5 billion, 0.565% of average daily net assets from $2.5 billion to $5 billion and 0.54% of average daily net assets over $5 billion. Prior to December 13, 2019, the management fee paid to the Manager was accrued daily and payable monthly at an annual rate of 0.65% of the Fund’s average daily net assets up to $2.5 billion, 0.625% of average daily net assets from $2.5 billion to $5 billion and 0.60% of average daily net assets over $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.63% for the year ended February 29, 2020.

Effective December, 1, 2019, The Manager has contractually agreed, through June 30, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class C shares, 0.62% of average daily net assets for Class Z shares, and 0.59% of average daily net assets for Class R6 shares. Prior to December 1, 2019, the Manager had contractually agreed to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class C shares, 0.73% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived/reibursed by the Manager may be recouped by the Mananger within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

PGIM Strategic Bond Fund	109

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended February 29, 2020, PIMS received $359,200 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended February 29, 2020, PIMS received and $9,326 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended February 29, 2020, no 17a-7 transactions were entered into by the Fund.

110

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 29, 2020, were $2,156,721,460 and $1,023,132,199, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended February 29, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$17,948,739	$802,331,928	$659,475,633	$—	$—	$160,805,034	160,805,034	$808,271
PGIM Institutional Money Market Fund*
2,524,919	203,175,931	139,299,103	(5,926)	(4,999)	66,390,822	66,390,822	85,148	**

$20,473,658	$1,005,507,859	$798,774,736	$(5,926)	$(4,999)	$227,195,856		$893,419

*	The Fund did not have any capital gain distributions during the reporting period.
**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended February 29, 2020, the tax character of dividends paid by the Fund was $45,186,378 of ordinary income and $8,466,336 of long-term capital gains. For the year ended February 28, 2019, the tax character of dividends paid by the Fund was $5,227,511 of ordinary income and $169,530 of tax return of capital.

As of February 29, 2020, the accumulated undistributed earnings on a tax basis were $11,968,786 of ordinary income and $8,326,422 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 29, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,625,849,062	$60,416,759	$(74,574,872)	$(14,158,113)

PGIM Strategic Bond Fund	111

Notes to Financial Statements (continued)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, deferred losses on wash sales, straddles, futures contracts and other book to tax differences.

The Fund utilized approximately $486,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 29, 2020.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 29, 2020 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more (prior to July 15, 2019, $500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of February 29, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	1,153	1%

112

At reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	6	89%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2020:
Shares sold	7,872,036	$82,420,181
Shares issued in reinvestment of dividends and distributions	262,527	2,750,387
Shares reacquired	(1,392,897)	(14,647,495)

Net increase (decrease) in shares outstanding before conversion	6,741,666	70,523,073
Shares issued upon conversion from other share class(es)	9,804	102,142
Shares reacquired upon conversion into other share class(es)	(303,618)	(3,205,315)

Net increase (decrease) in shares outstanding	6,447,852	$67,419,900

Year ended February 28, 2019:
Shares sold	742,941	$7,540,182
Shares issued in reinvestment of dividends and distributions	25,004	253,825
Shares reacquired	(235,784)	(2,410,488)

Net increase (decrease) in shares outstanding before conversion	532,161	5,383,519
Shares reacquired upon conversion into other share class(es)	(32,630)	(333,336)

Net increase (decrease) in shares outstanding	499,531	$5,050,183

Class C
Year ended February 29, 2020:
Shares sold	4,121,564	$43,181,027
Shares issued in reinvestment of dividends and distributions	147,691	1,543,451
Shares reacquired	(222,674)	(2,330,598)

Net increase (decrease) in shares outstanding before conversion	4,046,581	42,393,880
Shares reacquired upon conversion into other share class(es)	(72,331)	(757,394)

Net increase (decrease) in shares outstanding	3,974,250	$41,636,486

Year ended February 28, 2019:
Shares sold	687,378	$6,967,806
Shares issued in reinvestment of dividends and distributions	15,843	160,244
Shares reacquired	(30,350)	(307,034)

Net increase (decrease) in shares outstanding	672,871	$6,821,016

PGIM Strategic Bond Fund	113

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended February 29, 2020:
Shares sold	123,537,763	$1,293,860,103
Shares issued in reinvestment of dividends and distributions	4,547,655	47,609,899
Shares reacquired	(16,922,989)	(177,565,230)

Net increase (decrease) in shares outstanding before conversion	111,162,429	1,163,904,772
Shares issued upon conversion from other share class(es)	367,426	3,870,133
Shares reacquired upon conversion into other share class(es)	(908)	(9,566)

Net increase (decrease) in shares outstanding	111,528,947	$1,167,765,339

Year ended February 28, 2019:
Shares sold	17,185,380	$174,579,947
Shares issued in reinvestment of dividends and distributions	486,099	4,928,214
Shares reacquired	(6,394,032)	(64,485,666)

Net increase (decrease) in shares outstanding before conversion	11,277,447	115,022,495
Shares issued upon conversion from other share class(es)	32,642	333,336

Net increase (decrease) in shares outstanding	11,310,089	$115,355,831

Class R6
Year ended February 29, 2020:
Shares sold	170,817	$1,792,840
Shares issued in reinvestment of dividends and distributions	4,395	46,063
Shares reacquired	(46,245)	(486,114)

Net increase (decrease) in shares outstanding	128,967	$1,352,789

Year ended February 28, 2019:
Shares sold	12,393	$125,344
Shares issued in reinvestment of dividends and distributions	123	1,246
Shares reacquired	(12)	(125)

Net increase (decrease) in shares outstanding	12,504	$126,465

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$1,222,500,000*	$900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

114

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended February 29, 2020.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

PGIM Strategic Bond Fund	115

Notes to Financial Statements (continued)

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

116

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

10. Subsequent Event

Subsequent to February 29, 2020 the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak.

There are meaningful direct and indirect effects developing particularly with companies in which we invest, which have adversely impacted the valuation of these companies. The Manager will continue to monitor the impact of COVID-19.

PGIM Strategic Bond Fund	117

Financial Highlights

Class A Shares
	Year Ended February 28/29,				July 9, 2015(a) through February 29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.10	$10.31	$10.15	$9.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.33	0.33	0.37	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.70	(0.02)	0.25	1.09	(0.66)
Total from investment operations	1.03	0.31	0.58	1.46	(0.45)
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.52)	(0.38)	(0.48)	(0.23)
Tax return of capital distributions	-	- (c)	-	-	-
Distributions from net realized gains	(0.20)	-	(0.04)	(0.15)	-
Total dividends and distributions	(0.65)	(0.52)	(0.42)	(0.63)	(0.23)
Net asset value, end of period	$10.48	$10.10	$10.31	$10.15	$9.32
Total Return(d):	10.41%	3.13%	5.84%	16.01%	(4.54)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$76,854	$8,958	$3,989	$410	$19
Average net assets (000)	$39,714	$4,751	$1,491	$116	$11
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	1.08%	1.15%	1.15%	1.15%	1.18% (g)
Expenses before waivers and/or expense reimbursement	1.12%	1.77%	2.11%	1.77%	2.75% (g)
Net investment income (loss)	3.16%	3.26%	3.24%	3.69%	3.37% (g)
Portfolio turnover rate(h)	239%	81%	74%	62%	38%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

118

Class C Shares
	Year Ended February 28/29,				July 9, 2015(a) through February 29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.09	$10.29	$10.14	$9.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.26	0.26	0.29	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.68	(0.01)	0.24	1.09	(0.67)
Total from investment operations	0.94	0.25	0.50	1.38	(0.50)
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.45)	(0.31)	(0.40)	(0.19)
Tax return of capital distributions	-	- (c)	-	-	-
Distributions from net realized gains	(0.20)	-	(0.04)	(0.15)	-
Total dividends and distributions	(0.57)	(0.45)	(0.35)	(0.55)	(0.19)
Net asset value, end of period	$10.46	$10.09	$10.29	$10.14	$9.31
Total Return(d):	9.47%	2.46%	4.96%	15.13%	(5.04)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$49,844	$7,971	$1,206	$413	$9
Average net assets (000)	$24,666	$3,161	$852	$157	$13
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	1.83%	1.90%	1.90%	1.90%	1.90% (g)
Expenses before waivers and/or expense reimbursement	1.87%	2.60%	3.05%	2.56%	3.50% (g)
Net investment income (loss)	2.50%	2.53%	2.55%	2.86%	2.72% (g)
Portfolio turnover rate(h)	239%	81%	74%	62%	38%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Strategic Bond Fund	119

Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,				July 9, 2015(a) through February 29,
	2020	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.10	$10.30	$10.15	$9.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.37	0.37	0.40	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.68	(0.01)	0.23	1.09	(0.65)
Total from investment operations	1.06	0.36	0.60	1.49	(0.43)
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.56)	(0.41)	(0.51)	(0.25)
Tax return of capital distributions	-	- (c)	-	-	-
Distributions from net realized gains	(0.20)	-	(0.04)	(0.15)	-
Total dividends and distributions	(0.69)	(0.56)	(0.45)	(0.66)	(0.25)
Net asset value, end of period	$10.47	$10.10	$10.30	$10.15	$9.32
Total Return(d):	10.73%	3.60%	6.02%	16.30%	(4.38)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,330,912	$157,026	$43,647	$29,053	$23,926
Average net assets (000)	$668,011	$81,750	$35,152	$26,535	$24,501
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	0.68%	0.78%	0.88%	0.90%	0.90% (g)
Expenses before waivers and/or expense reimbursement	0.82%	1.09%	1.60%	1.67%	2.50% (g)
Net investment income (loss)	3.62%	3.62%	3.61%	4.03%	3.59% (g)
Portfolio turnover rate(h)	239%	81%	74%	62%	38%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

120

Class R6 Shares
	Year Ended February 28/29,		April 26, 2017(a) through February 28,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.11	$10.30	$10.17
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.39	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.68	(0.01)	0.20
Total from investment operations	1.06	0.38	0.51
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.57)	(0.34)
Tax return of capital distributions	-	- (c)	-
Distributions from net realized gains	(0.20)	-	(0.04)
Total dividends and distributions	(0.69)	(0.57)	(0.38)
Net asset value, end of period	$10.48	$10.11	$10.30
Total Return(d):	10.75%	3.75%	5.12%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,493	$137	$11
Average net assets (000)	$564	$19	$10
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	0.65%	0.72%	0.87%	(g)
Expenses before waivers and/or expense reimbursement	3.24%	62.77%	115.14%	(g)
Net investment income (loss)	3.62%	3.80%	3.54%	(g)
Portfolio turnover rate(h)	239%	81%	74%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Strategic Bond Fund	121

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Strategic Bond Fund and Board of Trustees

Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Strategic Bond Fund (the Fund), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of February 29, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian, transfer agents, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

April 17, 2020

122

Income Tax Information (unaudited)

We are advising you that during the year ended February 29, 2020, the Fund reports the maximum amount allowed per share, but not less than $.08 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 29, 2020 the Fund reports the maximum amount allowable but not less than 41.82% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2020.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.26% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

PGIM Strategic Bond Fund	123

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Strategic Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Strategic Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Strategic Bond Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President within PGIM Investments LLC (since December 2018 - present) of PGIM Investments; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 2/10/80 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Strategic Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Strategic Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM STRATEGIC BOND FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PUCAX	PUCCX	PUCZX	PUCQX
CUSIP	74440K678	74440K660	74440K652	74440K520

MF231E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant's Board has determined that Ms. Grace C. Torres, member of the Board's Audit Committee is an "audit committee financial expert," and that she is "independent," for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 29, 2020 and February 28, 2019, KPMG LLP ("KPMG"), the Registrant's principal accountant, billed the Registrant $158,203 and $156,637, respectively, for professional services rendered for the audit of the Registrant's annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)Audit-Related Fees

For the fiscal year ended February 29, 2020, fees of $5,672 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended February 28, 2019, there are no fees to report.

(c)Tax Fees

For the fiscal years ended February 29, 2020 and February 28, 2019:none.

(d)All Other Fees

For the fiscal years ended February 29, 2020 and February 28, 2019: none.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund's independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

•a review of the nature of the professional services expected to be provided,

•a review of the safeguards put into place by the accounting firm to safeguard independence, and

•periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, andthe compatibility of the provision of such services with the auditor's independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant toauthority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

•Annual Fund financial statement audits

•Seed audits (related to new product filings, as required)

•SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

•Accounting consultations

•Fund merger support services

•Agreed Upon Procedure Reports

•Attestation Reports

•Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

•Tax compliance services related to the filing or amendment of the following:

•Federal, state and local income tax compliance; and,

•Sales and use tax compliance

•Timely RIC qualification reviews

•Tax distribution analysis and planning

•Tax authority examination services

•Tax appeals support services

•Accounting methods studies

•Fund merger support services

•Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund's independent accountants will not render services in the following categories of non-audit services:

•Bookkeeping or other services related to the accounting records or financial statements of the Fund

•Financial information systems design and implementation

•Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•Actuarial services

•Internal audit outsourcing services

•Management functions or human resources

•Broker or dealer, investment adviser, or investment banking services

•Legal services and expert services unrelated to the audit

•Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM FundComplex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended February 29, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended February 28, 2019: none.

(f)Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 29, 2020 and February 28, 2019 was $0 and $0, respectively.

(h)Principal Accountant's Independence

Not applicable as KPMG has not provided non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(4)Registrant's Independent Public Accountant, attached as Exhibit 99.ACCT.

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3
By:	/s/ Andrew R. French
Andrew R. French
Secretary
Date:	April 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer
Date:	April 17, 2020
By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer
Date:	April 17, 2020